    As filed with the Securities and Exchange Commission on November 29, 1995


                          Registration No. 2-75276

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

                           REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No.


                      Post-Effective Amendment No. 26
                                   and/or


                           REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 27


                 CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
              (Exact name of Registrant as Specified in Charter)

                              140 Garden Street
                         Hartford, Connecticut 06154
              (Address of Principal Executive Office)(Zip Code)

      Registrant's Telephone Number, Including Area Code: (203) 987-5047

                           Ann F. Lomeli, Secretary
                 Connecticut Mutual Investment Accounts, Inc.
                              140 Garden Street
                         Hartford, Connecticut 06154
                   (Name and Address of Agent for Service)

            It is proposed that this filing will become effective


     :X:    on January 28, 1995 pursuant to paragraph (a)(1) of Rule 485.



     Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. The Rule 24f-2 Notice for the fiscal year ended September 30, 1995 was filed for the Registrant's following series on or about November 15, 1995: CMIA National Municipals Account, CMIA California Municipals Account, CMIA Massachusetts Municipals Account, CMIA New York Municipals Account and CMIA Ohio Municipals Account.


     National Municipals Portfolio, California Municipals Portfolio, Massachusetts Municipals Portfolio, New York Municipals Portfolio and Ohio Municipals Portfolio have each executed this Registration Statement.

                     CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.

     CMIA National Municipals Account, CMIA California Municipals Account, CMIA Massachusetts Municipals Account, CMIA New York Municipals Account and CMIA Ohio Municipals Account.

               Cross-Reference Sheet Showing Location in Prospectus and
            Statement of Additional Information of Information Required by
                           Items of the Registration Form


                                                     Location in Prospectus
                Form N-1A Item Number              or Statement of Additional
                     and Caption                           Information
        --------------------------------------   ------------------------------

        1.   Cover Page.......................   Cover Page.


        2.   Synopsis.........................   Expense Information.


        3.   Condensed Financial
               Information....................   Financial Highlights.


        4.   General Description of
               Registrant.....................   The Company in Detail.



        5.   Management of the Fund...........   The Company in Detail -- The
                                                 Portfolios, -- The
                                                 Portfolios' Manager.



        6.   Capital Stock and Other
               Securities.....................   Thr Company in Detail -- The
                                                 Company and its Accounts



        7.   Purchase of Securities
               Being Offered..................   Your Account -- How to Buy
                                                 Shares, -- Share Price, --
                                                 Reinstatement Privilege;
                                                 Shareholder and Account
                                                 Policies, How to Exchange
                                                 Shares, Investor Services,
                                                 Transaction Details.



        8.   Redemption or Repurchase.........   Your Account -- How to Sell
                                                 Shares; Shareholder and
                                                 Account Policies.

                                                     Location in Prospectus
                Form N-1A Item Number              or Statement of Additional
                     and Caption                           Information
        --------------------------------------   ------------------------------

        9.   Pending Legal Proceedings........   Not Applicable.

        10.  Cover Page.......................   Cover Page.

        11.  Table of Contents................   Cover Page.


        12.  General Information and
               History........................   Cover Page; Description of
                                                 Shares.


        13.  Investment Objectives and
               Policy.........................   Investment Objectives and
                                                 Policies; Investment
                                                 Restrictions.

        14.  Management of the Fund...........   Management; Investment
                                                 Adviser; Administration and
                                                 Fund Expenses.


        15.  Control Persons and Principal
               Holders of Securities..........   Management.


        16.  Investment Advisory and
               Other Services.................   Management; Investment
                                                 Adviser; Administration and
                                                 Fund Expenses; Distribution
                                                 Arrangements; Distribution
                                                 Financing Plan; Custodian;
                                                 Independent Certified Public
                                                 Accountants.



        17.  Brokerage Allocation and
               Other Practices................   Portfolio Security
                                                 Transactions.


        18.  Capital Stock and Other
               Securities.....................   Management.

        19.  Purchase, Redemption and Pricing
               of Securities Being Offered....   Purchase and Redemption of
                                                 Shares; Determination of Net
                                                 Asset Value.

        20.  Tax Status.......................   Taxes.

        21.  Underwriters.....................   Distribution Arrangements.

                                                     Location in Prospectus
                Form N-1A Item Number              or Statement of Additional
                     and Caption                           Information
        --------------------------------------   ------------------------------

        22.  Calculation of Performance
               Data...........................   Investment Performance.

        23.  Financial Statements.............   Financial Statements.

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                140 GARDEN STREET - HARTFORD, CONNECTICUT 06154
                                 1-800-322-CMIA


                                January 28, 1996



   Connecticut Mutual Investment Accounts, Inc. (Company) is an open-end management investment company consisting of thirteen separate mutual funds. The Accounts being offered hereby are: CMIA National Municipals Account (National Account), CMIA California Municipals Account (California Account), CMIA Massachusetts Municipals Account (Massachusetts Account), CMIA New York Municipals Account (New York Account) and CMIA Ohio Municipals Account (Ohio Account) (each, an Account and collectively, the Accounts). Shares of the Accounts are available only where they may be legally sold.


   The National Account is designed for investors seeking current income exempt from regular federal income tax. The California, Massachusetts, New York and Ohio Accounts are designed for investors seeking current income exempt from both regular federal income tax and from personal income tax of their respective states (and in the case of the New York Account, New York City personal income taxes). In seeking current income, each Account invests its assets in a corresponding open-end investment company (Portfolio) having the same investment objective as the Account, rather than directly investing in and managing its own portfolio of securities as an historically structured mutual fund would.


   Each Portfolio has engaged the services of Boston Management and Research, a wholly owned subsidiary of Eaton Vance Management, as its investment adviser (Investment Adviser). The shares of each Account are distributed and underwritten by Connecticut Mutual Financial Services, L.L.C. (CMFS) an indirect wholly owned subsidiary of Connecticut Mutual Life Insurance Company (CML).



   The Prospectus contains important information, including how the Accounts invest and the services available to shareholders. A Statement of Additional Information (SAI), dated January 28, 1996, has been filed with the Securities and Exchange Commission (SEC). The SAI is incorporated herein by reference and is legally considered a part of this Prospectus. The SAI is available free upon request by calling 1-800-322-CMIA.

                                ----------------

     THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION  NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
        STATE SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY  OR
           ADEQUACY  OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.
                                ----------------

  SHARES OF THE ACCOUNTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE ACCOUNTS INVOLVE INVESTMENT RISKS,
  INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE
                             PRINCIPAL INVESTMENT.
                                ----------------

  PLEASE READ THIS PROSPECTUS BEFORE INVESTING AND KEEP IT ON FILE FOR FUTURE
                                   REFERENCE.

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                                ---------------

                                   PROSPECTUS
                                ----------------

                               TABLE OF CONTENTS


                                                                                                         PAGE
                                                                                                       ---------
EXPENSE INFORMATION..................................................................................          3
FINANCIAL HIGHLIGHTS.................................................................................          5
THE COMPANY IN DETAIL................................................................................          6
    INVESTMENT OBJECTIVE AND POLICIES................................................................          6
    THE PORTFOLIOS' INVESTMENTS......................................................................          8
    THE PORTFOLIOS' INVESTMENT TECHNIQUES............................................................         14
    OTHER INFORMATION CONCERNING THE PORTFOLIOS......................................................         16
    THE COMPANY AND ITS ACCOUNTS.....................................................................         16
    THE PORTFOLIOS...................................................................................         17
    THE PORTFOLIOS' MANAGER..........................................................................         19
    BREAKDOWN OF EXPENSES............................................................................         20
    DIVIDENDS, CAPITAL GAINS AND TAXES...............................................................         22
    PERFORMANCE......................................................................................         26
YOUR ACCOUNT.........................................................................................         27
    HOW TO BUY SHARES................................................................................         27
    SHARE PRICE......................................................................................         30
    REINSTATEMENT PRIVILEGE..........................................................................         32
    HOW TO SELL SHARES...............................................................................         32
    INVESTOR SERVICES................................................................................         35
SHAREHOLDER AND ACCOUNT POLICIES.....................................................................         37
    TRANSACTION DETAILS..............................................................................         37
    EXCHANGE RESTRICTIONS............................................................................         38
APPENDIX A...........................................................................................        A-1
APPENDIX B...........................................................................................        B-1
APPENDIX C...........................................................................................        C-1

                              EXPENSE INFORMATION

 EXPENSES


    The following table lists Shareholder Transaction Expenses and estimated Annual Operating Expenses for the current fiscal year related to an investment in each of the Accounts. Annual Operating Expenses are based on expenses for shares of each Account incurred in the fiscal year ended September 30, 1995.



                                             NATIONAL   CALIFORNIA  MASSACHUSETTS   NEW YORK      OHIO
                                             ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT
                                            ----------  ----------  -------------  ----------  ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).....       4.00%       4.00%        4.00%         4.00%       4.00%
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)(1).............       None        None         None          None        None
Exchange Fee(2)...........................       None        None         None          None        None
ANNUAL OPERATING EXPENSES OF EACH ACCOUNT
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...........................          .%          .%           .%            .%          .%
12b-1 Fees(3) (after expense limitation)..        .00         .00          .00           .00         .00
Other Expenses(4)
  (after expense limitation)..............          .           .            .             .           .
                                                   --          --           --            --          --
Total Operating Expenses of each Account
  (after expense limitation)..............         --%         --%          --%           --%         --%
                                                   --          --           --            --          --
                                                   --          --           --            --          --


---------

  (1) Purchases of $500,000 or more are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 12 months after the calendar month of purchase. See SHARE PRICE-- CONTINGENT DEFERRED SALES CHARGE.

  (2) All exchanges in excess of 12 exchanges in a 12-month period are subject to an exchange fee of .75% of the net asset value of the shares redeemed. See "Exchange Restrictions."


  (3) The Fund's distributor, CMFS, has voluntarily agreed not to impose any reimbursement to which it may be entitled pursuant to each Account's Rule 12b-1 distribution plan. In the absence of such a voluntary agreement, each Account would pay up to .25% of the Account's average daily net assets.



  (4) CMFS has voluntarily and temporarily agreed to limit or otherwise absorb each Account's operating expenses except taxes and interest on borrowed money, if any, to limit the operating expenses of each Account to --% of the Account's average daily net assets. In the absence of such an agreement by CMFS, the estimated total operating expenses of the National Account, California Account, Massachusetts Account, New York Account and Ohio Account for the current fiscal year would be %, %, %, %
      and    %, respectively.

      EXAMPLE: Assuming that an Account's annual return is 5% and that its operating expenses are exactly as described above, if you closed your account after the number of years indicated below, for every $1,000 invested, your investment would bear the following amounts in total expenses:


                                              NATIONAL     CALIFORNIA      MASSACHUSETTS      NEW YORK        OHIO
                                               ACCOUNT       ACCOUNT          ACCOUNT          ACCOUNT       ACCOUNT
                                             -----------  -------------  -----------------  -------------  -----------
     After 1 year.........................    $             $                $                $             $
     After 3 years........................
     After 5 years........................
     After 10 years.......................


   The purpose of the above table and Example is to summarize the aggregate expenses of each Account and its corresponding Portfolio and to assist investors in understanding the various costs and expenses that investors in an Account will bear directly or indirectly. See, "Breakdown of Expenses." THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The Directors of the Company believe that over time the aggregate per share expenses of an Account and its corresponding Portfolio should be approximately equal to the per share expenses which each Account would incur if the Company retained the services of an investment adviser on behalf of each Account and the assets of an Account were invested directly in the type of securities being held by its corresponding Portfolio. Other investment companies with different distribution arrangements and fees are investing in the Portfolios and additional such companies may do so in the future. See "The Portfolios--Special Information on the Account/Portfolio Investment Structure."

 CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
 FINANCIAL HIGHLIGHTS


   The following information for the period from October 3, 1994 (inception) to September 30, 1995 has been derived from audited financial statements together with the auditor's report for the year ended September 30, 1995 which is included in the Statement of Additional Information and incorporated herein by reference. Additional information about the performance of the shares of each Account is contained in the Accounts' 1995 Annual Report to Shareholders which may be obtained without charge by calling or writing the Company at the telephone number or address on the cover page of this Prospectus.


    Selected data for a share of capital stock outstanding throughout the period:


                    YEAR ENDED                       NATIONAL    CALIFORNIA   MASSACHUSETTS    NEW YORK       OHIO
                  SEPTEMBER 30,                     MUNICIPALS   MUNICIPALS    MUNICIPALS     MUNICIPALS   MUNICIPALS
                     1995 (a)                        ACCOUNT      ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
--------------------------------------------------  ----------   ----------   -------------   ----------   ----------

Net Investment Income.............................    $  .61       $  .56        $  .56         $  .52       $  .50
Dividends from Net Investment Income..............    $ (.61)      $ (.56)       $ (.56)        $ (.52)      $ (.50)
Net Realized and Unrealized Gain (Loss) on
 Investments......................................    $  .70       $  .22        $  .33         $  .41       $  .54
Distributions from Net Realized Gain on
 Investments......................................    $--          $--           $--            $--          $--
Net Asset Value at Beginning of Period............    $10.00       $10.00        $10.00         $10.00       $10.00
Net Asset Value at End of Period..................    $10.70       $10.22        $10.33         $10.41       $10.54
Ratio of Operating Expenses to Average Net Assets
 (b)..............................................       .80%         .80%          .80%           .80%         .80%
Ratio of Interest Expenses to Average Net Assets
 (b)..............................................       .02%       --   %        --   %           .01%         .03%
Ratio of Net Investment Income to Average Net
 Assets (b).......................................      6.45%        5.91%         5.53%          5.48%        5.40%
Net Assets at End of Period (in Thousands)........    $3,058        $ 435         $ 138          $ 374        $ 372
Annual Total Return (c)...........................     13.40%        8.06%         9.23%          9.63%       10.71%
-------
(a) For the period from October 3, 1994 (Inception) to September 30, 1995
(b) Annualized
(c) Annual total returns do not include the effect of sales charges

                             THE COMPANY IN DETAIL

INVESTMENT OBJECTIVE AND POLICIES

   Each Account has its own investment objective and policies which are designed to meet specific investment goals and, except as noted below, can be changed without shareholder approval. There can be no guarantee, however, that the Accounts will meet their goals.

NATIONAL ACCOUNT

   THE NATIONAL ACCOUNT IS A DIVERSIFIED SERIES OF THE COMPANY. THE NATIONAL ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. The National Account seeks to achieve its investment objective by investing its assets in the National Municipals Portfolio (National Portfolio), a separate registered investment company sponsored by Eaton Vance Management (Eaton Vance). Under normal market conditions and as a matter of fundamental policy, the National Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the National Portfolio will invest at least 80% of their respective assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular Federal income tax.

   At least 65% of the National Portfolio's net assets will normally be invested in obligations which are rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P) or Fitch Investors Service, Inc. (Fitch) or, if unrated, determined by the Investment Adviser to be of investment grade quality (investment grade obligations). Up to 35% of the National Portfolio's net assets may be invested in obligations which are rated below Baa by Moody's or BBB by S&P and Fitch (but not rated lower than B) or, if unrated, determined by the Investment Adviser to be of comparable quality (below investment grade obligations). Securities rated below BBB or Baa are commonly known as "junk bonds" and are subject to greater credit and market risks as described under the caption, "--The Portfolios' Investments--Portfolio Quality--Risk Factors."

CALIFORNIA ACCOUNT

   THE CALIFORNIA ACCOUNT IS A NON-DIVERSIFIED SERIES OF THE COMPANY. THE CALIFORNIA ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH REGULAR FEDERAL INCOME TAX AND CALIFORNIA PERSONAL INCOME TAX. The California Account seeks to achieve its investment objective by investing its assets in the California Municipals Portfolio (California Portfolio), a separate registered investment company sponsored by Eaton Vance. Under normal market conditions and as a matter of fundamental policy, the California Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the California Portfolio will invest at least 80% of their respective net assets in municipal obligations, the interest on which is exempt from regular Federal income tax and from California taxes which each of the California Portfolio and California Account seek to avoid in accordance with their respective investment objectives. At least 65% of the California Portfolio's total assets will normally be invested in such municipal obligations issued by or on behalf of California or its political subdivisions.

   At least 75% of the California Portfolio's net assets will normally be invested in investment grade obligations and up to 25% of the California Portfolio's net assets may be invested in below investment grade obligations.

MASSACHUSETTS ACCOUNT

   THE MASSACHUSETTS ACCOUNT IS A NON-DIVERSIFIED SERIES OF THE COMPANY. THE MASSACHUSETTS ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND MASSACHUSETTS STATE PERSONAL INCOME TAXES. The Massachusetts Account seeks to achieve its investment objective by investing its assets in the Massachusetts Municipals Portfolio (Massachusetts Portfolio), a separate registered investment company sponsored by Eaton Vance. Under normal market conditions and as a matter of fundamental policy, the Massachusetts Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the Massachusetts Portfolio will invest at least 80% of their respective net assets in municipal obligations, the interest on which is exempt from regular Federal income tax and from Massachusetts taxes which each of the Massachusetts Portfolio and Massachusetts Account seek to avoid in accordance with their respective investment objectives. At least 65% of the Massachusetts Portfolio's total assets will normally be invested in such municipal obligations issued by or on behalf of Massachusetts or its political subdivisions.

   At least 70% of the Massachusetts Portfolio's net assets will normally be invested in investment grade obligations and up to 30% of the Massachusetts Portfolio's assets may be invested in below investment grade obligations.

NEW YORK ACCOUNT

   THE NEW YORK ACCOUNT IS A NON-DIVERSIFIED SERIES OF THE COMPANY. THE NEW YORK ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. The New York Account seeks to meet its investment objective by investing its assets in the New York Municipals Portfolio (New York Portfolio), a separate registered investment company sponsored by Eaton Vance. Under normal market conditions and as a matter of fundamental policy, the New York Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the New York Portfolio will invest at least 80% of their respective net assets in municipal obligations, the interest on which is exempt from regular Federal income tax and from New York State and New York City taxes which each of the New York Portfolio and New York Account seek to avoid in accordance with their respective investment objectives. At least 65% of the New York Portfolio's total assets will normally be invested in such municipal obligations issued by or on behalf of New York or its political subdivisions.

   At least 70% of the New York Portfolio's net assets will normally be invested in investment grade obligations and up to 30% of the New York Portfolio's assets may be invested in below investment grade obligations.

OHIO ACCOUNT

   THE OHIO ACCOUNT IS A NON-DIVERSIFIED SERIES OF THE COMPANY. THE OHIO ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND OHIO STATE PERSONAL INCOME TAX. The Ohio Account seeks to achieve its investment objective by investing its assets in the Ohio Municipals Portfolio (Ohio Portfolio), a separate registered investment company sponsored by Eaton Vance. Under normal market conditions and as a matter of fundamental policy, the Ohio Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the Ohio Portfolio will invest at least 80% of their respective net assets in municipal obligations, the interest on which is exempt from regular Federal income tax and from Ohio taxes which each of the Ohio Portfolio and Ohio Account seek to avoid in accordance with their respective investment objectives. At least 65% of the Ohio Portfolio's total assets will normally be invested in such municipal obligations issued by or on behalf of Ohio or its political subdivisions.

   At least 80% of the Ohio Portfolio's net assets will normally be invested in investment grade obligations and up to 20% of the Ohio Portfolio's assets may be invested in below investment grade obligations.

THE PORTFOLIOS' INVESTMENTS

   TYPES OF MUNICIPAL OBLIGATIONS. Municipal obligations eligible for the exemption from regular state and/or Federal taxes and municipal obligations eligible for such exemption but which pay interest which may be treated as a tax preference item under the Federal alternative minimum tax are issued for a wide variety of both governmental and private undertakings. Such municipal obligations include bonds, notes and commercial paper.

   In general, there are three categories of municipal obligations the interest on which is exempt from all types of Federal income taxes and which is not a tax preference item for purposes of the Federal alternative minimum tax applicable to individuals: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. The interest on a fourth category of municipal obligations consisting of certain "private activity bonds" issued after August 7, 1986 is exempt from regular Federal income tax applicable to individuals (and corporations), but the interest earned on such obligations (including a distribution by an Account derived from such interest) is treated as a tax preference item which could subject the recipient to or increase his liability for the Federal alternative minimum tax. Each Portfolio will treat all obligations included in the foregoing four categories and similar obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories") as tax-exempt municipal obligations for purposes of complying with the requirement to invest 80% of its assets in certain tax-free obligations. Under normal market conditions, each State Portfolio will invest at least 65% of its total assets in obligations issued by the respective State or its political subdivisions. It should be noted that, for corporate shareholders of an Account, an Account's distributions derived from interest on all state obligations (whenever issued) are taken into account for purposes of computing the alternative minimum tax applicable to corporations.

   No Portfolio may invest more than 20% of its net assets in obligations the interest on which is subject to regular Federal income tax and/or state (and, in the case of the New York Portfolio, city) personal income taxes although each Portfolio may invest without limit in obligations, the interest on which is a tax preference item for purposes of the Federal alternative minimum tax.

   Public purpose municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered one of the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Municipal notes include bond anticipation notes, tax anticipation notes and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

   PORTFOLIO QUALITY. Each Portfolio invests a significant portion of its respective assets in investment grade obligations, as described above in the discussion of each Portfolio's investment objective. Obligations rated in the lowest investment grade (BBB or Baa) and unrated obligations may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolios will not invest in obligations which are rated below B at the time of purchase. See "Downgrade and Default" below, for a discussion of the Portfolios' holdings of obligations whose ratings drop below B.

   RISK FACTORS. Obligations rated below investment grade may provide greater opportunities for investment income and higher yield than investment grade obligations but are subject to risks not generally associated with an investment in investment grade obligations. The market for high yield obligations is relatively new and has not been exposed for a long period of time to the effects of cyclical and sometimes adverse changes in the economy. The prices of high yield obligations have been less sensitive to interest rate changes than higher rated investments, but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, issuers may experience financial stress that adversely affects their ability to meet principal and interest payment obligations. If an issuer of a high yield obligation defaults, a Portfolio may incur additional expense to seek recovery of its investment. High yield obligations may contain redemption or call provisions that, if exercised, may require the Portfolio to replace the security with a lower yielding security, resulting in a decreased return for investors. The market for high yield obligations is likely to be less liquid than the market for higher rated obligations and the judgment of the Portfolio's Investment Adviser may play a greater role in the valuation of high yield obligations. Market conditions may restrict the availability of high yield obligations and may affect the choice of securities to be sold when a Portfolio attempts to meet redemption requests.

   A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of high yield obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in high yield obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets. See Appendix A for a description of Moody's, S&P's and Fitch's rating categories for municipal obligations. See Appendix B for a descrip-tion of National Portfolio's asset composition as of September 30, 1995.

   DOWNGRADE AND DEFAULT. Each Portfolio may retain in its portfolio an obligation whose rating, after acquisition, drops below B, if such retention is considered desirable by the Portfolio's Investment Adviser; provided, however, that each Portfolio's holdings of obligations rated below investment grade (including those obligations whose ratings drop below B) will not exceed 35% of its net assets. In the event the rating of an obligation held by a Portfolio is downgraded, causing the Portfolio to exceed this limitation, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Portfolio's credit quality limitations. Obligations rated B by S&P, Moody's or Fitch are generally regarded as being vulnerable to default, and adverse conditions are likely to impair the capacity to pay interest and principal. Similarly, each Portfolio may retain defaulted obligations in its respective portfolio when such retention is considered desirable by the Investment Adviser. The National Portfolio may also acquire other securities issued in exchange for such obligations or issued in connection with the debt restructuring or reorganization of the issuers (or of the underlying sources of funds for debt service) or where such acquisition, in the judgment of the Investment Adviser, may enhance the value of such obligations or would otherwise be consistent with such Portfolio's investment policies.

   MATURITY. It is expected that each Portfolio's investments will normally include substantial amounts of long-term municipal obligations with maturities of ten years or more, because such long-term obligations generally produce higher income than short-term obligations. Such long-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter term obligations. Since each Portfolio's objective is to provide current income, the Portfolio will invest in municipal obligations with an emphasis on income and not on stability of the Portfolio's net asset value. See "-- Other Information Concerning The Portfolios -- Fluctuations in Net Asset Value and Income" below. However, a Portfolio's average maturity may vary (generally between 15 and 30 years) depending on anticipated market conditions.

   NON-DIVERSIFIED STATUS. Each of the California Portfolio, Massachusetts Portfolio, New York Portfolio and Ohio Portfolio is classified as
"non-diversified" under the Investment Company Act of 1940, as amended (Investment Company Act). A non-diversified Portfolio may invest more of its assets in the securities of a single issuer than a diversified Portfolio can. A diversified Portfolio is also restricted in the amount of its assets that may be invested in a single issuer. Each of these Portfolios, with respect to 50% of its assets, may invest more than 5% of its assets in securities of a single issuer. Because of the relatively small number of issuers of obligations in their respective states, these

Portfolios are likely to invest a greater percentage of their assets in securities of a single issuer than would a diversified fund. Therefore these Portfolios would be more susceptible to adverse economic or political occurrences affecting any of such issuers. These Portfolios will also be subject to an increased risk of loss if such an issuer is unable to make interest or principal payments or if the market value of such issuer's securities declines.

   CONCENTRATION IN ISSUERS IN A SINGLE STATE AND OBLIGATIONS OF SAME TYPE. The California, Massachusetts, New York and Ohio Portfolios will concentrate their investments in issuers in their respective states. The National Portfolio may invest more than 25% of its assets in issuers located in a single state. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one state than other mutual funds which do not concentrate in a specific state. Municipal obligations of issuers in a single state may be adversely affected by economic developments and by legislation and other governmental activities in that state. To the extent that any Portfolio's assets are concentrated in municipal obligations of issuers of a single state, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in the obligations of the governments of the Territories. See Appendix C for a description of economic and other factors relating to California, Massachusetts, New York, Ohio and the Territories.

   In addition, each Portfolio may concentrate 25% or more of its respective assets in obligations of the same general type, including without limitation: general obligations of a particular state and such state's political subdivisions; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolios more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the Portfolios' concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the corresponding Account's shares also increases.

   MUNICIPAL LEASES. Each Portfolio may invest in municipal leases and participations therein. These are obligations in the form of a lease or installment purchase arrangement which is entered into by state and local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease.

   Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements, therefore, are subject to the risk that the governmental issuer will not appropriate funds for lease payments.

   Certain municipal lease obligations may be considered illiquid for the purpose of each Portfolio's 15% limitation on investments in illiquid securities, while other municipal lease obligations owned by a Portfolio may be determined by its Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, each Portfolio's Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event a Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligations on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

   ZERO COUPON BONDS. Each Portfolio may invest in zero coupon bonds. Such bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such bonds experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. Each Portfolio will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law, each corresponding Account's proportionate share of which income is distributable to shareholders of that Account. Because no cash is received at the time such income is accrued, a Portfolio may be required to liquidate other portfolio securities to generate cash that its corresponding Account may withdraw from the Portfolio to enable the Account to satisfy its distribution obligations.

   INVERSE FLOATERS. Each Portfolio may invest in various types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Derivatives are securities that provide for payments based on or derived from the performance of an underlying asset, index or other economic benchmark. An investment in derivative instruments, such as inverse floaters, may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile.

These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may alter this tendency, however. In return for this volatility, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested. As a matter of operating policy, each Portfolio currently may invest up to 7.5% of its net assets in inverse floaters.

   INSURED OBLIGATIONS. Each Portfolio may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. Insured obligations held by a Portfolio will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). In either event, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not required to make such payment until a specified time has lapsed (which may be 30 days or more after notice). Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the corresponding Account's current yield. The insurance does not guarantee the market value of the insured obligations or the net asset value of the corresponding Account.

   VARIABLE RATE INSTRUMENTS. Each Portfolio may invest in variable rate instruments, which provide for interest rate adjustments at specified intervals. Rate adjustments on such securities are usually set at the issuer's discretion, in which case the Portfolio would normally have the right to resell the security to the issuer or its agent. Alternatively, rate revisions may be determined in accordance with a prescribed formula or other contractual procedure. A Portfolio may also acquire put options in combination with the purchase of underlying securities or may separately acquire put options that relate to securities held by the Portfolio. Such put options would give the Portfolio the right to require the issuer or some other person to purchase the underlying security at an agreed upon price.

   SHORT-TERM TAXABLE OBLIGATIONS. Under normal market conditions, each Portfolio may invest up to 20% of its net assets in short-term obligations the interest on which is subject to regular Federal income tax and/or state (and, in the case of the New York Portfolio, city) personal income taxes. Such short-term taxable obligations may include, but are not limited to, certificates of deposit, commercial paper, short-term notes and obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. During periods of adverse market conditions as determined by the Investment Adviser, each Portfolio may temporarily invest for defensive purposes more than 20% of its assets in such short-term taxable obligations. All of such short-term taxable obligations, other than

U.S. Government securities, will be (i) with respect to the California Portfolio, Massachusetts Portfolio, New York Portfolio and Ohio Portfolio, high quality obligations which are rated at least Aa or P-2 for notes and commercial paper by Moody's, which are rated at least AA or A-2 for notes and commercial paper by S&P, or which are rated at least AA or F-2 for notes and commercial paper by Fitch; (ii) with respect to the National Portfolio, investment grade obligations which are rated Baa or better for notes or P-3 or better for commercial paper by Moody's, BBB or better for notes or A-3 or better for commercial paper by S&P, or which are rated at least AA or F-2 for notes and commercial paper by Fitch; or (iii) with respect to all Portfolios, if unrated, deemed to be of comparable quality by the Investment Adviser.

THE PORTFOLIOS' INVESTMENT TECHNIQUES

   WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. A Portfolio will not accrue income in respect of a when-issued security prior to its stated delivery date. Each Portfolio will maintain in a segregated account sufficient assets to cover its purchase obligations. Each Portfolio may also purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued.

   FUTURES AND RELATED OPTIONS TRANSACTIONS. To hedge against changes in interest rates, each Portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Futures contracts and options on futures are derivative contracts and may pose additional risk to a Portfolio invested in such contracts. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices and other financial instruments and indices. Each Portfolio will engage in futures and related options transactions for bona fide hedging purposes as defined in and permitted by regulations of the Commodity Futures Trading Commission.

   A Portfolio may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Portfolio's outstanding positions in futures and related options and the amount of premiums paid for outstanding positions in options on futures would exceed 5% of the market value of the Portfolio's net assets. There are no percentage limitations on a Portfolio's transactions in futures contracts or options on futures except that 80% of each Portfolio's assets must be invested in tax-exempt municipal obligations (the interest on which may be treated as a tax preference item under the Federal alternative minimum tax). These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options requiring the Portfolio to purchase securities, obligate the Portfolio to segregate liquid high grade debt securities in an amount equal to the underlying value of such contracts and options. In addition, while transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes, (2) correlation risk that changes in the value of hedging positions may not match the market fluctuations intended to be hedged (especially given that the only futures contracts currently available to hedge debt obligations are futures on various U.S. Government securities and on municipal securities indices), (3) market risk that an incorrect prediction by an Investment Adviser of interest rates may cause a Portfolio to perform less well than if such positions had not been entered into, and (4) skills different from those needed to select portfolio securities. An Account's distributions attributable to any net gains realized on a Portfolio's transactions in futures and options on futures will be taxable. See "Distributions and Taxes."

   SECURITIES LENDING. Each Portfolio may also lend its portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned held in a segregated account by the Portfolio's custodian. If the Investment Adviser decides to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Portfolio. A Portfolio may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

   SHORT-TERM TRADING. Each Portfolio may engage in short-term trading. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what each Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of debt obligations or changes in the investment objectives of investors. Such trading may be expected to increase a Portfolio's portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. Each Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

   BORROWING. Each Portfolio may borrow money up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) but only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; provided, however, that each Portfolio may temporarily borrow only up to 5% of the value of its total assets in the event that the borrowing is incurred to satisfy redemption requests or settle securities transactions. Each Portfolio may issue senior securities to evidence such indebtedness. No Portfolio will purchase securities while outstanding temporary bank borrowings, including reverse repurchase agreements, exceed 5% of its total assets, except that a Portfolio may increase its investment in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Portfolio while such borrowings are outstanding.

OTHER INFORMATION CONCERNING THE PORTFOLIOS

   FLUCTUATIONS IN NET ASSET VALUE AND INCOME. The net asset value of the shares of an Account will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by a corresponding Portfolio. When interest rates rise, the value of securities held by a Portfolio can generally be expected to decline. Conversely, when interest rates decline, the value of securities held by a Portfolio can generally be expected to rise. Furthermore, the tax-exempt income provided by the municipal obligations held by a Portfolio will fluctuate over time. In addition, each Portfolio may invest in zero coupon municipal obligations which may have speculative characteristics and in inverse floater municipal obligations which may be more speculative than other municipal obligations. These obligations are subject to greater fluctuations in value due to changes in interest rates than other tax-exempt obligations. An investment in shares of an Account does not constitute a complete investment program.

   MARKET CONDITIONS. The Investment Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for taxable debt obligations or for large issues of municipal obligations that trade in a national market. No established resale market exists for certain of the municipal obligations in which the Portfolios may invest. These considerations may have the effect of restricting the availability of such obligations, may affect the choice of securities sold to meet redemption requests and may have the effect of limiting a Portfolio's ability to sell or dispose of such securities. Also, valuation of such obligations may be more difficult. The SEC has adopted a rule which will require issuers of municipal obligations to provide financial information on an ongoing basis. This rule may reduce the liquidity and value of some of the obligations held by a Portfolio to the extent the issuers of such obligations fail to comply with the rule.

   INVESTMENT RESTRICTIONS. Each Account and its corresponding Portfolio have adopted certain fundamental investment restrictions which are enumerated in detail in the SAI and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively, of the affected Account and its corresponding Portfolio. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of each Account and its corresponding Portfolio are not fundamental and accordingly may be changed by the Directors of the Company and the Trustees of the affected Portfolio without obtaining the approval of the affected Account's shareholders or of the investors in the corresponding Portfolio, as the case may be. If any changes were made in an Account's investment objective, the Account might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Account. See "The Portfolios--Special Information on the Account/Portfolio Investment Structure" below.

THE COMPANY AND ITS ACCOUNTS

   Each Account is a mutual fund: an entity that pools shareholders' money and invests it toward specified goals. In technical terms, each Account is a separate "series" of the Company, an open-end management investment company which was organized as a corporation under the laws of Maryland on December 9, 1981.

   The Company has authorized 3 billion shares of Common Stock, par value $.10 per share and may create and classify the Common Stock into separate mutual funds (or investment series or portfolio of shares), without further approval of the Company's shareholders. In addition to the Accounts, as of the date of this Prospectus, the Company has established eight other mutual funds which are offered pursuant to two separate prospectuses. One prospectus includes the following funds: the Connecticut Mutual Liquid Account, the Connecticut Mutual Government Securities Account, the Connecticut Mutual Income Account, the Connecticut Mutual Total Return Account and the Connecticut Mutual Growth Account. The other prospectus includes the following funds: CMIA LifeSpan Capital Appreciation Account, CMIA LifeSpan Balanced Account and CMIA LifeSpan Diversified Income Account (together with the Accounts, the foregoing eight Accounts are hereby referred to as the "Connecticut Mutual Family of Accounts"). Additional series may be added in the future. Shares of each Account have equal rights as to voting, redemption, dividends and liquidation within their respective Accounts.


   The Company is governed by a Board of Directors which is responsible for protecting the interests of the shareholders. The directors are experienced executives who meet at least quarterly to oversee the activities of each Account, review contractual arrangements with companies that provide services to the Accounts and review each Account's performance. The majority of the Directors are not otherwise affiliated with the Company.

   The Company does not hold annual meetings of shareholders. The Company may hold shareholder meetings, however, to elect or remove directors, change the fundamental policies of an Account or for other purposes. On matters affecting only one Account, only the shareholders of that Account are entitled to vote. On matters relating to all of the Accounts but affecting the Accounts differently, separate votes by each Account are required. Shareholders holding more than 50% of the Company's shares can elect all of the Company's directors if they so choose. Each share is entitled to one vote within each Account.

   The Portfolios do not hold annual meetings of investors but may hold investor meetings to elect or remove Trustees, change fundamental policies, approve investment advisory agreements or for other purposes. Whenever an Account, as an investor in its corresponding Portfolio, is requested to vote on matters pertaining to the Portfolio, that Account will hold a meeting of Account shareholders and will vote its interest in the corresponding Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Account shareholders. An Account shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. For further information concerning the directors and officers of the Company and the Trustees and officers of each Portfolio, see the SAI.

THE PORTFOLIOS

   The Portfolios are organized as trusts under the laws of the State of New York and are treated as partnerships for federal income tax purposes. A Board of Trustees is responsible for supervising each Portfolio's investment program. The Accounts and other entities eligible to invest in the Portfolios (E.G., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the respective Portfolio. However, the risk of an Account incurring financial loss because of such liability is limited to circumstances in which both inadequate insurance exists and the respective Portfolio itself is unable to meet its obligations.

   The Directors of the Company have considered the advantages and disadvantages of investing the assets of an Account in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Directors believe that because the structure offers greater opportunities for substantial growth in portfolio assets, it affords the potential for economies of scale to the Accounts.

SPECIAL INFORMATION ON THE ACCOUNT/PORTFOLIO INVESTMENT STRUCTURE


   Each Account, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in a corresponding Portfolio, which is a separate investment company with a substantially identical investment objective. See, "Investment Objectives and Policies" and "The Portfolios' Investments." A Portfolio may sell its interests to other mutual funds or institutional investors unaffiliated with Eaton Vance, CMFS or G.R. Phelps & Co., Inc. (G.R. Phelps). All other investors will invest in the Portfolio on the same terms and conditions as the Account and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the corresponding Account due to variations in sales commissions and other operating expenses. Different investors in a Portfolio may receive different returns on their investments because of different expenses. Call Eaton Vance Distributors at 1-800-225-6265 for information about other investors in a Portfolio.


   The investment objective of an Account may be changed by the Directors of the Company and the investment objective of a Portfolio may be changed by the Trustees of the Portfolio without obtaining the approval of the shareholders of the Account or the investors in the Portfolio, respectively. An Account's shareholders will be given 30 days' advance written notice of any change in the Account's or its corresponding Portfolio's investment objective. If the Trustees or the investors of a Portfolio were to vote to change the Portfolio's investment objective and/or policies and the Directors or the shareholders of the corresponding Account did not approve an identical change to that Account's investment objective and/or policies, the Account might then have an investment in a corresponding Portfolio whose investment objective and/or policies were not substantially the same as those of the Account. At that time, the Board of Directors of the Company would decide what action to take on behalf of the Account, including withdrawing the Account's assets from the corresponding Portfolio.

   An Account may withdraw (completely redeem) all its assets from the corresponding Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Account to do so. At that time, the Board would decide whether to invest all the assets of the Account in another pooled investment entity or retain an investment adviser to manage the Account's assets in accordance with its investment objective. An Account's investment performance may be affected by a withdrawal of all its assets from the corresponding Portfolio. An Account's performance and expenses may also be affected by the withdrawal from its corresponding Portfolio of the assets of one or more of the other entities investing in that Portfolio.

   Accounts which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Accounts may be subject to more regulation than historically structured mutual funds.

THE PORTFOLIOS' MANAGER


   Each Portfolio has engaged Boston Management and Research (BMR), 24 Federal Street, Boston, MA, a wholly owned subsidiary of Eaton Vance, as its investment adviser. BMR, acting under the general supervision of the Board of Trustees of the Portfolio, manages each Portfolio's investments and affairs. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of approximately $15 billion. Eaton Vance is a wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.


   The Company has not retained the services of an investment adviser on behalf of any of the Accounts because the Company seeks to achieve the investment objective of each Account by investing the Account's assets in its corresponding Portfolio.


   The persons primarily responsible for the day-to-day management of each Portfolio are listed below. Each manager has managed the Portfolio indicated since it commenced operations, except in the case of Ms. Anderes who began managing the New York Portfolio in January, 1994 and Ms. Clemson who began managing the California Portfolio in 1995.



                                                BUSINESS EXPERIENCE (LAST FIVE
 ACCOUNT                   MANAGER              YEARS)
 ------------------------  -------------------  -----------------------------------
 National Portfolio        Thomas M. Metzold    Vice President (since 1991) and
                                                Analyst (high yield municipal bonds
                                                1987-1991), Eaton Vance; and Vice
                                                President, BMR (since 1992)
 California Portfolio      Cynthia J. Clemson   Vice President, Eaton Vance and BMR
                                                (since 1993); Portfolio Manager,
                                                Missouri Tax Free Portfolio, Oregon
                                                Tax Free Portfolio and Tennessee
                                                Tax Free Portfolio (each a fund in
                                                the Eaton Vance fund complex)
                                                (since inception); and employee of
                                                Eaton Vance (since 1985)
 Massachusetts Portfolio   Robert B. MacIntosh  Vice President, Eaton Vance (since
                                                1991) and BMR (since 1992); and
                                                Portfolio Manager, Fidelity
                                                Portfolio Management and Research
                                                Company (1986-1991)

                                                BUSINESS EXPERIENCE (LAST FIVE
 ACCOUNT                   MANAGER              YEARS)
 ------------------------  -------------------  -----------------------------------
 New York Portfolio        Nicole Anderes       Vice President, Eaton Vance and BMR
                                                (since January, 1994); Vice
                                                President and Portfolio Manager,
                                                Lazard Freres Asset Management
                                                (1992-1994); and Vice President and
                                                Manager of Municipal Research,
                                                Roosevelt & Cross (1978-1992)
 Ohio Portfolio            Thomas J. Fetter     Vice President, Eaton Vance (since
                                                1987) and BMR (since 1992); Chief
                                                Investment Officer, Lumberman's
                                                Mutual Insurance Company (until
                                                1987)


   CMFS is the national distributor of the Accounts. National Financial Data Services (NFDS) performs transfer agent servicing and dividend disbursing functions for each Account.


BREAKDOWN OF EXPENSES

   Like all mutual funds, each Account pays fees and expenses related to its daily operations. These fees and expenses are neither billed directly to shareholders nor deducted from individual shareholder accounts but are paid out of an Account's assets and are reflected in its share price or dividends.

   Each Account bears its proportionate share of the advisory fee and other expenses paid by its corresponding Portfolio. The Accounts also pay other expenses, which are explained below.

MANAGEMENT FEES

   Each Portfolio pays an advisory fee to BMR pursuant to the Portfolio's investment advisory agreement with BMR equal to the aggregate of:

   (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the Portfolio's total daily net assets in each Category as indicated below, plus

   (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the Portfolio's total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated in the charts below.

THE NATIONAL PORTFOLIO AND CALIFORNIA PORTFOLIO

                                                                                            ANNUAL       DAILY
   CATEGORY      DAILY NET ASSETS                                                         ASSET RATE  INCOME RATE
---------------  -----------------------------------------------------------------------  ----------  ------------
           1     up to $500 million.....................................................    0.300%        3.00%
           2     $500 million but less than $1 billion..................................    0.275%        2.75%
           3     $1 billion but less than $1.5 billion..................................    0.250%        2.50%
           4     $1.5 billion but less than $2 billion..................................    0.225%        2.25%
           5     $2 billion but less than $3 billion....................................    0.200%        2.00%
           6     $3 billion and over....................................................    0.175%        1.75%

   At September 30, 1995, the National Portfolio  had net assets of $          .
For the fiscal year ended September 30, 1995, the National Portfolio paid advisory fees of 0.45% of the Portfolio's average daily net assets.



   At September 30, 1995, the California Portfolio had net assets of $2,121,262. For the fiscal year ended September 30, 1995, the California Portfolio paid advisory fees of 0.50% of the Portfolio's average daily net assets.


THE MASSACHUSETTS PORTFOLIO, NEW YORK PORTFOLIO AND OHIO PORTFOLIO

                                                                                            ANNUAL       DAILY
   CATEGORY      DAILY NET ASSETS                                                         ASSET RATE  INCOME RATE
---------------  -----------------------------------------------------------------------  ----------  ------------
           1     up to $20 million......................................................    0.100%        1.00%
           2     $20 million but less than $40 million..................................    0.200%        2.00%
           3     $40 million but less than $500 million.................................    0.300%        3.00%
           4     $500 million but less than $1 billion..................................    0.275%        2.75%
           5     $1 billion but less than $1.5 billion..................................    0.250%        2.50%
           6     $1.5 billion but less than $2 billion..................................    0.225%        2.25%
           7     $2 billion but less than $3 billion....................................    0.200%        2.00%
           8     $3 billion and over....................................................    0.175%        1.75%


   At September 30, 1995, the Massachusetts Portfolio had net assets of $1,383,407. For the fiscal year ended September 30, 1995, the Massachusetts Portfolio paid advisory fees of 0.46% of the Portfolio's average daily net assets. At September 30, 1995, the New York Portfolio had net assets of $3,081,508. For the fiscal year ended September 30, 1995, the New York Portfolio paid advisory fees of 0.47% of the Portfolio's average daily net assets. At September 30, 1995, the Ohio Portfolio had net assets of $1,463,895. For the fiscal year ended September 30, 1995, the Ohio Portfolio paid advisory fees of 0.46% of the Portfolio's average daily net assets.


   The financial statements of each Portfolio are included in the Accounts' SAI.


   The Company, on behalf of each Account, has retained the services of G.R. Phelps, an indirect wholly owned subsidiary of CML, under an agreement, as administrator of each Account. G.R. Phelps provides each Account with general office facilities and supervises the overall administration of each Account. G.R. Phelps also compiles information and materials relating to each Account, the corresponding Portfolios, BMR and Eaton Vance and provides such information to the Company's Board of Directors. For these services, G.R. Phelps currently receives no compensation.


OTHER EXPENSES


   Each Account and its corresponding Portfolio are also responsible for expenses not expressly stated to be payable by BMR under the Portfolio's investment advisory agreement. Each Account pays other expenses, such as legal, audit and custodian fees, proxy solicitation costs and the compensation of directors who are not affiliated with Connecticut Mutual. Investors Bank & Trust Company (IBT), with a principal place of business at 89 South Street, Boston, Massachusetts 02111, provides custodian services to each Portfolio and its corresponding Account. Each Account contracts with NFDS to perform many shareholder transaction and accounting functions.

DISTRIBUTION PLAN


   Each  Account  has  adopted  a   distribution  plan  designed  to  meet   the
requirements of Rule 12b-1 under the Investment Company Act (each, a Distribution Plan) and the sales charge rules of the National Association of Securities Dealers, Inc. (NASD). Each Account, pursuant to its Distribution Plan, may make payments for personal services and/or the maintenance of shareholder accounts to account executives of CMFS and other broker-dealer firms with whom CMFS has agreements in amounts not exceeding 0.25% of the Account's average daily net assets for any fiscal year. Any unreimbursed expenses are not carried beyond one year from the date of incurrence. Each Distribution Plan was approved, on behalf of the respective Account, by a majority of the Company's Directors who are not interested persons of the Company and who have no financial interest in the respective Plan. No Distribution Plan may be amended to increase materially the annual percentage limitation of average net assets that may be spent for the services described in a Distribution Plan without the approval of the shareholders of the affected Account. CMFS has voluntarily and temporarily agreed not to impose any reimbursement to which it may be entitled pursuant to any Distribution Plan.



   Distribution of each Account's shares by CMFS will also be encouraged by the payment by BMR to CMFS of amounts equivalent to .15% of each Account's annual average daily net assets. Such payments will be made from BMR's own resources, not Account assets, and will be made in consideration of CMFS' distribution efforts.


BROKERAGE

   Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Account or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

DIVIDENDS, CAPITAL GAINS AND TAXES

DISTRIBUTIONS

   Substantially all of the net investment income allocated to an Account by the corresponding Portfolio, less the Account's direct and allocated expenses, will be declared daily as a distribution to Account shareholders of record at the time of declaration. Such distribution, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last business day of each month or the next business day thereafter. Each Account's net realized capital gains, if any, generally consist of net realized capital gains allocated to the Account by the corresponding Portfolio for tax purposes; the Account's net realized capital gains, if any, after taking into account any available capital loss carryovers, will be distributed at least once a year, usually in December.

FEDERAL INCOME TAXES

   In order to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), as each Account intends to do, each Account must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, each Account will treat itself as owning its proportionate share of each of the corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

   As a regulated investment company under the Code, each Account will not pay federal income or excise taxes to the extent that it distributes to its shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, each Portfolio also does not expect to pay federal income or excise taxes.

   The Accounts anticipate that each monthly distribution of net investment income will constitute tax-exempt income to the shareholders for federal income tax purposes, except for the proportionate part of the distribution that may be considered taxable income if an Account has taxable income during the tax year. Shareholders of an Account will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by that Account for each calendar year.


   Distributions of interest on certain municipal obligations, although exempt from regular federal income tax, constitute a tax preference item under the federal alternative minimum tax provisions applicable to individuals and corporations. Distributions from taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from long-term capital gains are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time Account shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of an Account. Tax-exempt distributions received from an Account are includable in the tax base for determining the taxability of social security and railroad retirement benefits.


   Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of an Account is not deductible to the extent the Account's distributions (not taking into account long-term capital gains) consist of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of an Account. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds.

   Redemptions and exchanges of shares are taxable transactions. Sales charges paid upon a purchase of shares of an Account cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of such Account or of another fund are subsequently acquired pursuant to the Account's reinvestment or exchange privilege. In addition, losses realized on a redemption (including an exchange) of an Account's shares may be disallowed under certain "wash sale" rules if within a period beginning 30 days before and ending 30 days after the date of redemption other shares of the Account are acquired. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.



   Shareholders will receive annually tax information, including Forms 1099 with respect to taxable distributions, redemption or exchange proceeds, and federal income tax (if any) withheld by NFDS, to assist in the preparation of their federal and state income tax returns.


STATE INCOME TAXATION

   Under current law, provided that each Account qualifies as a regulated investment company for federal income tax purposes and the corresponding Portfolio is treated as a partnership for Massachusetts and federal income tax purposes, neither the Account nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

   CALIFORNIA


   Under California law, for individuals, estates or trusts subject to the California personal income tax dividends paid by the California Account and designated by the California Account as tax-exempt are exempt from California personal income tax for individuals who reside in California to the extent such dividends are derived from interest payments on tax-exempt obligations issued by or on behalf of the State of California and its political subdivisions and agencies or the government of Puerto Rico, the U.S. Virgin Islands and Guam, provided that at least 50% of the value of the total assets of the California Account (including its share of the assets of the California Portfolio) at the close of each quarter of its taxable year are invested in obligations which if held by individuals the interest on which would be exempt under either federal or California law from income taxation by the State of California. Other distributions from the California Account, including distributions derived from short-term and long-term capital gains are generally not exempt from the California personal income tax.


   MASSACHUSETTS

   The Massachusetts Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Massachusetts Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Massachusetts Portfolio. The Ruling concludes that, provided that an investor in the Massachusetts Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law, (1) dividends paid by such a RIC that are treated as tax-exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income. Because the Massachusetts Fund intends to continue to invest in the Massachusetts Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Massachusetts Fund's distributions to its shareholders of its allocable share of the interest received by the Massachusetts Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. The Massachusetts Account has been advised by its counsel, Hale and Dorr, that distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Massachusetts Portfolio and allocated to the Massachusetts Account on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Account included in a shareholder's federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

   Beginning in 1996, long-term capital gains will generally be taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the assets (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. It is not clear what Massachusetts tax rate will be applicable to capital gain dividends for taxable years beginning after 1995.

   Distributions from the Massachusetts Account will be included in net income, and in the case of intangible property corporations, shares of the Massachusetts Account will be included in net worth, for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.

   NEW YORK


   For individuals subject to the New York State or New York City personal income tax, dividends paid by the New York Account are exempt from New York State and New York City income tax for individuals who reside in New York to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the Account, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.


   OHIO


   Under Ohio law, distributions made by the Ohio Account will be exempt from the Ohio personal income tax to the extent such distributions are properly attributable to interest payments on (1) obligations issued by or on behalf of the State of Ohio and its political subdivisions or agencies or instrumentalities of the foregoing ("Ohio Obligations"), or (2) the governments of Puerto Rico, the U.S. Virgin

Islands or Guam or their authorities or municipalities ("Territorial Obligations"). Distributions made by the Ohio Account also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such distributions are excluded from gross income for federal income tax purposes or are properly attributable to interest payments on Ohio Obligations or Territorial Obligations. Distributions of profits, including capital gains, will be exempt from the Ohio personal income tax and excluded from the net income base of the Ohio corporation franchise tax to the extent such distributions are properly attributable to the disposition of Ohio Obligations. However, the Ohio Account's shares will be included in the net worth base of the Ohio corporation franchise tax. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Account will qualify, elect to be treated, and continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Account will consist of Ohio Obligations or similar obligations of other states or their subdivisions (but excluding Territorial Obligations) determined by treating the Ohio Account as owning its proportionate share of the assets owned by the Ohio Portfolio.

   NATIONAL

   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of such state or local taxing authority. Shareholders of the National Account may be exempt from state and local taxes on the National Account's distributions of tax-exempt interest income derived from obligations of any state (and/or municipalities or other political subdivisions, agencies or instrumentalities of any state) in which they are subject to tax (if the laws of such state provide for such an exemption and if the requirements, if any, for such an exemption are satisfied), but such shareholders may be taxable generally on income derived from obligations issued by other states or other political subdivisions, agencies or instrumentalities. The National Account will report annually to shareholders, with respect to net tax-exempt income earned, the percentages representing the proportionate ratio of such income earned in each state.

PERFORMANCE

   The Company may from time to time advertise yields and total returns for the Accounts. Yields and total returns are based on past results and are not an indication of future performance. Yield refers to the income generated by an investment in an Account over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard formula prescribed by the SEC. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. Yield is computed by dividing the net investment income per share of an Account during a base period of 30 days by the maximum offering price per share of the Account on the last day of the base period. A taxable-equivalent yield is calculated using the tax-exempt yield figure and dividing by 1 minus the applicable tax rate, which may combine federal, state, and (if applicable) local tax rates for Accounts that concentrate in a particular state's obligations. For a table of sample taxable equivalent yields, please see Appendix B to the SAI.

   Total return is the change in value of an investment in an Account over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. The average annual total return for each Account is computed in accordance with a standardized formula prescribed by the SEC. The calculation assumes the reinvestment of all dividends and distributions at net asset value. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of an Account, if shorter) through the most recent calendar quarter.

   Yield and total return quotations for the Accounts will reflect the maximum sales charges imposed on purchases of shares of the Account.

   One or more additional measures and assumptions, including but not limited to historical and cumulative total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of existence and may or may not include the impact of sales charges, taxes or other factors. Other investments or savings vehicles and/or unmanaged market indexes, indicators or economic activity or averages of mutual funds results, including but not limited to Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, may be cited or compared with the investment results of the Company. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

   An Account's investment results will vary from time to time depending on market conditions, the composition of the Account's portfolio and operating expenses. For further information about the calculation methods and uses of an Account's investment results, see the SAI.

                                  YOUR ACCOUNT


HOW TO BUY SHARES



   SHARES OF THE ACCOUNTS ARE NOT AVAILABLE FOR PURCHASE EXCEPT THAT SHARES ARE ISSUED FOR DIVIDEND REINVESTMENT AND SHAREHOLDERS WITH AN EXISTING ACCOUNT IN ONE OR MORE OF THE ACCOUNTS MAY PURCHASE ADDITIONAL SHARES OF SUCH ACCOUNTS. Shares of the Accounts are not a suitable investment for retirement plans. If you want information about investments for retirement plans, please call your registered representative or 1-800-234-5606.


MINIMUM INVESTMENTS

                                                                              INITIAL      SUBSEQUENT
                                                                            INVESTMENT     INVESTMENT
                                                                            -----------  ---------------
- Automatic Investment Plans..............................................   $       0      $      50
- All Other Purchases.....................................................   $  1,000*      $      50

*Initial  investments may be  split among Accounts  in amounts of  $500 or more.
 Minimums may be waived for certain automated payroll deduction plans.


   You may purchase shares of an Account through registered representatives of CMFS, the Company's underwriter, and any securities broker-dealer having a sales agreement with CMFS. Certain minimum investment requirements may apply as set forth above.

   Shares are credited to your account and certificates are not issued unless specifically requested. You may request share certificates by writing to the transfer agent, NFDS, P.O. Box 419694 Kansas City, Missouri, 64179-0948. There is no cost for issuing share certificates. Transfers, exchanges and redemptions of shares will be more complicated if certificates have been issued. If your share certificate is lost or misplaced you will be required to pay a fee and furnish a bond satisfactory to the Company's transfer agent (usually in the amount of 2% of the face value of the lost certificate) before the shares can be transferred or redeemed, or a replacement certificate issued.

   The sale of shares of any Account will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC.


   IF YOU ARE NEW TO CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC., complete and sign an account application and mail it along with your check. All orders to purchase shares are subject to acceptance or rejection by the Company or CMFS. You may also open your account by wire as described on the next page. If there is no application accompanying this prospectus, call 1-800-234-5606.


   If you buy shares by check, and then redeem those shares by a method other than by exchange to another CMIA fund, the payment of the proceeds of the redemption may be delayed for up to fifteen calendar days to ensure that your check has cleared. Checks must be drawn on U.S. banks. Checks are accepted subject to collection at full value. If your check does not clear, your purchase will be cancelled. There will be a $20.00 fee for any check returned for any reason. You may not use a third party check to purchase shares for a new account or an existing account.

   To avoid the collection period for investments in any Account you can wire federal funds from your bank, which may charge you a fee. "Wiring federal funds" means that your bank sends money to the Company's bank through the Federal Reserve System. To wire funds see "By Wire" in the chart below.

BUYING SHARES       TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT
------------------  -------------------------------------------  -------------------------------------------

BY MAIL             - Complete and sign the application. Make    - Make your check payable to "CMIA."
                      your check payable to "CMIA." Mail to the    Indicate your account number on your
                      address indicated on the application.        check and mail to NFDS at P.O. Box
                                                                   419694, Kansas City, MO 64179-0948.
                                                                 - Exchange by mail: call 1-800-322-CMIA
                                                                   (select option "2") for instructions
--------------------------------------------------------------------------------------

BY WIRE             - Call 1-800-322-CMIA by 12:00 noon Eastern  - Call 1-800-322-CMIA by 12:00 noon Eastern
                      Time on the day of investment to set up      Time on the day of investment to arrange
                      your account and arrange a wire              a wire transaction.
                      transaction.
                    - Wire by 4:00 p.m. Eastern time to:         - Wire by 4:00 p.m. Eastern time to:
                     State Street Bank and Trust                  State Street Bank and Trust
                      Company                                      Company
                     Bank Routing #011000028                      Bank Routing #011000028
                     NFDS Account #99042129                       NFDS Account #99042129
                     Specify Account name and include your name   Specify Account name and include your name
                    and new account number.                       and account number.
--------------------------------------------------------------------------------------

BY PHONE            - Exchange from another Account with the     - Exchange from another Account with the
1-800-322-CMIA        same registration, including name,           same registration, including name,
(select option        address and taxpayer ID number.              address and taxpayer ID number.
"2")
--------------------------------------------------------------------------------------

AUTOMATICALLY       - You may not open an account                - Establish an Automatic Investment Plan or
                      automatically, but you may complete and      Dollar Cost Averaging (DCA) Investment
                      sign an application; make your check         Program. Sign up for these services when
                      payable to CMIA; and mail to the address     opening your account, or call
                      indicated on the application.                1-800-322-CMIA for information about
                                                                   adding these services to your account.

SHARE PRICE

   An Account's net asset value (NAV) is calculated every business day, normally at 4:00 p.m. Eastern time. See "Shareholder and Account Policies -- Transactions Details," for a discussion of how the Account computes its NAV. Shares of each Account are sold at the share price next calculated after your purchase order is received and accepted, plus a sales charge as follows:

                                               SALES CHARGES AS % OF
                                               ---------------------------
                                                                   DEALER
                                                                   ALLOWANCE
                                                 NET       NET     AS % OF
                                               AMOUNT    OFFERING  OFFERING
AMOUNT OF PURCHASE                             INVESTED   PRICE    PRICE
---------------------------------------------  -------   -------   -------

Less than $100,000...........................      4.17%     4.00%     3.50%
$100,000 but less than $250,000..............      3.36%     3.25%     3.00%
$250,000 but less than $500,000..............      2.83%     2.75%     2.50%
$500,000 or more.............................      0%        0%        0%

   No sales charge is imposed on purchases of shares of an Account paid from automatic reinvestment of dividends and capital gain distributions made by that Account. The sales charge may be reduced and/or eliminated in certain cases as further described under REDUCING OR ELIMINATING YOUR SALES CHARGE.


   The entire sales charge for CMFS retail sales is payable to CMFS and is used for sales and other distribution expenses. Upon notice to broker-dealers with whom it has sales agreements, CMFS may pay an amount up to the full applicable sales charge. CMFS may from time to time, at its own expense, provide promotional incentives to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Accounts. Broker-dealers to whom substantially the entire sales charge is paid may be deemed to be underwriters as that term is defined under the Securities Act of 1933.


CONTINGENT DEFERRED SALES CHARGE


   Purchases of $500,000 or more are sold without an initial sales charge, but a sales charge of 1% may be imposed if you sell (or redeem) your shares within one year of purchase. This charge is called a contingent deferred sales charge or a CDSC. The 1% charge will be assessed on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller. In determining whether a CDSC will be charged, it will be assumed that those shares in your account which are not subject to a CDSC will be sold first. CMFS may, in its discretion, pay a commission which may be up to the full amount of the sales charge to its representatives or other broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $2,000,000 invested; .80% on the next $1,000,000; .20% on the next $2,000,000; and .08% on the excess over $5,000,000. CMFS may pay a commission to other broker-dealers who initiate and are responsible for such purchases as follow: .9% on the first $2,000,000 invested; .75% on the next $1,000,000; .15% on the next $2,000,000;
and .075% on the excess over $5,000,000. Commissions will be reclaimed by CMFS if the shares are redeemed within the first 12 months.


   The CDSC is waived in the case of redemptions of shares made: (1) by the estate of the deceased shareholder; (2) upon the disability of the shareholder, as defined in Section 72(m)(7) of the Code;

(3) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (4) in connection with the redemption of shares of the Company due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (5) in connection with the Company's right to involuntarily redeem or liquidate an Account; (6) in connection with automatic redemptions pursuant to a SYSTEMATIC WITHDRAWAL PLAN but limited to no more than 12% of the original value annually; and (7) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Company's Articles of Incorporation, or as adopted by the Board of Directors of the Company.

REDUCING OR ELIMINATING YOUR SALES CHARGE

   REDUCING YOUR SALES CHARGE. You may qualify for a reduced sales charge on your investments through COMBINED PURCHASES, STATEMENT OF INTENTION AND RIGHTS OF ACCUMULATION.

   COMBINED PURCHASES


   You may aggregate purchases of shares of the Accounts and shares of other accounts in the Connecticut Mutual Family of Accounts with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of shares of each Account by a person listed below is determined by adding the value of shares to be purchased to the aggregate value (at current offering price) of shares of any of the other accounts in the Connecticut Mutual Family of Accounts previously purchased and then owned, provided that CMFS is notified by you or your broker-dealer each time a purchase is made which would qualify. For example, if you are investing $100,000 in the Massachusetts Account and your spouse owns shares of other accounts in the Connecticut Mutual Family of Accounts with a value of $75,000, you would pay a sales charge of 3.25% of the offering price of the new investment. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include tax qualified plans, such as an IRA or single participant Keogh-type plan, or by a company solely controlled by such individuals as defined in the Investment Company Act. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or single fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by or for qualified employee benefit plans of a single corporation, or of corporations affiliated with each other in accordance with the Investment Company Act.


   STATEMENT OF INTENTION (SOI)

   You may combine the current value of all shares held in one or more accounts with the investment amounts intended over the next 13-month period to qualify for a reduced sales charge. The SOI may be backdated 90 days. See the SAI for the terms of the SOI. You must identify on the Application all accounts whose values are to be combined. If the intended investment is not made within the 13-month period, you must remit the additional sales charges, or sufficient shares will be redeemed from your account to cover the sales charge.

   RIGHTS OF ACCUMULATION

   The sales charge for new purchases of shares of an Account will be determined by aggregating the net asset value of all the CMIA accounts owned by the shareholder at the time of the new purchase. The rules listed under COMBINED PURCHASES may apply. You must identify on the Application all accounts to be linked for RIGHTS OF ACCUMULATION.

   ELIMINATING YOUR SALES CHARGE. THERE ARE VARIOUS METHODS BY WHICH YOU MAY ELIMINATE SALES CHARGES ON YOUR INVESTMENTS.


   Shares of an Account may be purchased without a sales charge by (1) any purchaser, provided the total initial amount invested in any Account or Accounts totals $500,000 or more, including investments made pursuant to the COMBINED PURCHASES, STATEMENT OF INTENTION AND RIGHTS OF ACCUMULATION features described in this prospectus; (2) Directors of the Company and members of their immediate family; (3) NASD registered representatives whose employer consents to such purchases, and by the spouses and immediate family members of such representatives, (4) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and (5) an institution acting as a fiduciary on behalf of an individual or individuals, where such institution is directly compensated by the individual(s) for recommending the purchase of the shares of the Company, provided the institution has an agreement with CMFS. Purchases made pursuant to (1) above may be subject to a CDSC.


REINSTATEMENT PRIVILEGE

   A shareholder who has made a partial or complete redemption from an Account may reinvest all or part of the redemption proceeds in the same Account without imposition of a sales charge with respect to the amount invested, provided such reinvestment is effected within 30 days after the date of the redemption. NFDS must receive from the shareholder both a written request for reinvestment and a check. The reinvestment will be made at the next calculated net asset value after receipt. Redemptions are taxable transactions, and special tax rules may apply if a reinvestment occurs. Each shareholder should consult his/her own tax adviser as to the tax consequences of any redemption and/or reinvestment.

HOW TO SELL SHARES

   You can arrange to take money out of your share account(s) at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received in good form and accepted. Share price is normally calculated at 4:00 p.m. Eastern time.

   TO SELL SHARES IN AN ACCOUNT, you may use any of the methods described below.

   IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open.

   TO SELL SHARES BY WIRE OR TELEPHONE, you will need to sign up for these services in advance by completing the appropriate sections in the Application.

   CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. Signature guarantees are designed to protect you and the Company from fraud. Your request to sell shares must be made in writing and include a signature guarantee if any of the following situations apply:

   - You request in writing to redeem more than $50,000 worth of shares,

   - Your account registration has changed within the last 30 days,

   - The check is being mailed to a different address than the one on our account (record address),

   - The check is being made payable to someone other than the account owner, or

   - The redemption proceeds are being transferred to an Account with a different registration.

   You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SELLING SHARES IN WRITING BY MAIL

   Write a "letter of instruction" with:

   - Your name,

   - The Account's name,

   - Your account number,

   - The dollar amount or number of shares to be redeemed, and

   - Any other applicable requirements listed in the table below.

   - Mail the letter of instruction to the Company's transfer agent at:
     Connecticut Mutual Investment Accounts, Inc.
              P.O. Box 419694
              Kansas City, Missouri 64179-0948

Unless otherwise instructed, the Company will send a check to the record address.

SELLING SHARES      ACCOUNT TYPE                                 SPECIAL REQUIREMENTS
------------------  -------------------------------------------  -------------------------------------------

BY MAIL             Individual, Joint Tenant Sole                - The letter of instruction must be signed
                    Proprietorship, UGMA, UTMA                     by all persons required to sign for
                                                                   transactions, exactly as their names
                                                                   appear on the account.

                    Trust                                        - The trustee must sign the letter
                                                                   indicating capacity as trustee. If the
                                                                   trustee's name is not in the account
                                                                   registration, provide a copy of the trust
                                                                   document certified within the last 60
                                                                   days.
                    Business or Organization                     - At least one person authorized by
                                                                   corporate resolution to act on the
                                                                   account must sign the letter.
                                                                 - Include a corporate resolution with
                                                                   corporate seal or a signature guarantee.
                    Executor, Administrator, Conservator,        - Call 1-800-322-CMIA for instructions.
                    Guardian
--------------------------------------------------------------------------------------

BY PHONE            All account types except retirement          - Minimum request: $500, unless closing an
1-800-322-CMIA                                                     account.
                    All account types                            - You may exchange to other Accounts if
                                                                   both accounts are registered with the
                                                                   same name(s), address and taxpayer ID
                                                                   number.
--------------------------------------------------------------------------------------

BY WIRE             All account types                            - Minimum wire: $1,000.
                                                                 - A voided check and your signature, which
                                                                   must be signature guaranteed, must
                                                                   accompany a wire redemption request
                                                                   unless you elected Telephone Redemption
                                                                   by wire on the initial application.
                                                                 - Your wire redemption request must be
                                                                   received before 4:00 p.m. Eastern time
                                                                   for money to be wired on the next
                                                                   business day.

INVESTOR SERVICES

   Connecticut Mutual provides a variety of services to help you manage your account.

24-HOUR SERVICE

   Call 1-800-322-CMIA (select option "1") for the following automated services. After normal business hours, please leave a message and someone will return your call during normal business hours.

   - Account balance

   - Last distribution

   - Prices

   - Account distributions

   - Service representative

   - Duplicate statement

   - Change PIN (Personal Identification Number)

   - Duplicate tax forms

INFORMATION SERVICES

   TELEPHONE REPRESENTATIVES are available during normal business hours to provide the information and services you need.

   STATEMENTS AND REPORTS sent to you include the following:

   - Confirmation statements (after every transaction, except reinvestments, automatic investments and automatic payroll investments, that affects your account balance or your account registration)

   - Quarterly consolidated account statements which summarize all account activity year-to-date

   - Financial reports (every six months)

   Call 1-800-322-CMIA (select option "2") if you need additional copies of financial reports or historical account information.

INVESTOR SERVICES

   One easy way to pursue your financial goals is to invest money regularly. The Company offers convenient services that let you transfer money into your account, or between accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply. Call 1-800-322-CMIA for more information.

   AUTOMATIC INVESTMENT PLAN lets you make regular monthly investments through an automatic withdrawal from your bank account ($100 minimum per Account). Forms are available to initiate this program from your registered representative, or by calling 1-800-322-CMIA.

   DOLLAR COST AVERAGING (DCA) INVESTMENT PROGRAMS let you set up monthly exchanges in amounts of $100 or more from one Account to any other Account. Sales charges may apply. Use of the DCA PROGRAM permits the purchase of shares of an Account on a scheduled basis which disregards fluctuations in net asset value. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Since the DCA PROGRAM involves continuous investment in securities regardless of the fluctuation of price levels of such securities, you should consider your financial ability to continue your purchases through periods of low price levels before deciding to invest this way.

   AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gain distributions paid by one Account into shares of another Account. The number of shares reinvested will be determined using the price in effect for the receiving Account on the dividend payment date for the Account whose dividend is to be invested. Sales charges may apply.

   EXCHANGE PRIVILEGE. You may exchange your shares of an Account for shares of any other account in the Connecticut Mutual Family of Accounts by writing to NFDS or calling 1-800-322-CMIA. To obtain a current prospectus for other accounts, please call 1-800-322-CMIA (select option "3"). You should consider the differences in investment objectives and expenses of an account as described in its prospectus before making an exchange. The Account you are exchanging into must be registered for sale in your state.

   Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser. For complete policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Shareholder and Account Policies -- Exchange Restrictions."

   SYSTEMATIC WITHDRAWAL PLANS let you set up monthly redemptions from any account with a value of $10,000 or more. You may direct the Company to make regular payments in fixed dollar amounts of $50 or more, or in an amount equal to the value of a fixed number of shares. If these payments are to go to someone other than the registered owner(s) of the account, a signature guarantee is required on the SYSTEMATIC WITHDRAWAL PLAN application. The Company reserves the right to institute a charge for this service.


   Maintaining a SYSTEMATIC WITHDRAWAL PLAN at the same time regular additional investments are being made into any Account is not recommended because a sales charge will be imposed on the new shares at the same time shares are being redeemed to make the periodic payments under the SYSTEMATIC WITHDRAWAL PLAN and because such redemptions are taxable transactions.


   The Company may amend or terminate the SYSTEMATIC WITHDRAWAL PLAN on 30 days' prior written notice to any participating shareholders.

                        SHAREHOLDER AND ACCOUNT POLICIES

TRANSACTION DETAILS

   THE COMPANY IS OPEN FOR  BUSINESS each day that  the New York Stock  Exchange
(NYSE) is open. The Company normally calculates an Account's net asset value as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

   AN ACCOUNT'S NAV is the value of a single share. The NAV is computed by adding the value of the Account's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. Because an Account invests substantially all of its assets in its corresponding Portfolio, an Account's NAV will reflect the value of its interest in that Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

   A PORTFOLIO'S NAV is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Because the market for municipal obligations is a dealer market with no central trading location or continuous quotation, municipal obligations generally are valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Other assets are valued at fair value using methods determined in good faith by a Portfolio's Trustees.


   WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or other taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you are subject to backup withholding, the IRS may require the Company to withhold 31% of your taxable distributions and the proceeds of redemptions (including exchanges).


   YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Note that the Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Telephone representatives will request personalized security codes or other information and will also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. IF YOU DO NOT WANT THE ABILITY TO REDEEM AND EXCHANGE BY TELEPHONE, CALL 1-800-322-CMIA FOR INSTRUCTIONS.

   IF YOU ARE UNABLE TO REACH THE COMPANY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by overnight mail.

   EACH ACCOUNT RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each Account also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions." Purchase orders may be refused if, in the Company's opinion, they are of a size that would disrupt management of an Account.

   WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

   - All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. You may not purchase shares with a third party check.

   - If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Account or its transfer agent has incurred.

   TO AVOID THE COLLECTION PERIOD associated with checks, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

   WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:

   - Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect an Account, it may take up to seven days to pay you.

   - As mentioned above, an Account may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 calendar days.

   - Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

   The Company's Board of Directors reserves the right to close your account if it has a current net asset value of less than $1,000 by redeeming all remaining shares in your account. No such redemption will be effected unless you have been given at least 60 days' notice and your account has existed at least 24 months.

EXCHANGE RESTRICTIONS

   As a shareholder, you have the privilege of exchanging shares of an Account for shares of any other account in the Connecticut Mutual Family of Accounts. However, you should note the following:

   - The Account you are exchanging into must be registered for sale in your state.

   - You may only exchange between accounts that are registered in the same name, address and taxpayer identification number.

   - The minimum amount you may exchange from one Account into another is $500 or the total value of the Account if less than $500.

   - If you wish to make more than 12 exchanges in a 12-month period, an exchange fee of .75% of the net asset value of the shares redeemed will be charged. Exchanges made pursuant to the DCA Program are not subject to this fee.

   - You may exchange your shares for shares of any Account in the Connecticut Mutual Family of Accounts without the imposition of a sales charge at the time of the exchange.

   - Exchanges may have tax consequences for you. Consult your tax adviser for advice.

   - An Account reserves the right to refuse exchange purchases by any person or group if, in the Company's judgment, an Account would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

   - Your exchanges may be restricted or refused if an Account receives or anticipates simultaneous orders affecting significant portions of the Account's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Account.

   - Although an Account will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.
     Each Account reserves the right to terminate or modify the exchange privilege in the future.

                 (This page has been left blank intentionally.)

                                                                      APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS+

MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

   AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

-------------------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Portfolio's fiscal year end.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

   Should no rating be assigned, the reason may be one of the following:

   1. An application for rating was not received or accepted.

   2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

   3. There is a lack of essential data pertaining to the issue or issuer.

   4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

   NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

   RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

   A short-term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG, SG or if the demand feature is not rated, NR. A short-term rating on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

   Issuers (or supporting institutions) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-I or P-1 repayment ability will often be evidenced by many of the following characteristics:

   -- Leading market positions in well established industries.

   -- High rates of return on funds employed.

   -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   -- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

   Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

   Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP
INVESTMENT GRADE

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

   Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

   The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

   The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

   C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   PROVISIONAL RATINGS: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

   NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

   S&P's note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

   -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

   Note rating symbols are as follows:

   SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

   SP-2:   Satisfactory  capacity  to  pay  principal  and  interest  with  some vulnerability to adverse financial and economic changes over the term of the notes.

   SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

   S&P's commercial paper ratings are a current assessment of the likelihood of timely payment of debts considered short-term in the relevant market.

   A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

   A-1: This designation indicates  that the degree  of safety regarding  timely
payment   is  strong.  Those   issues  determined  to   possess  extremely  safe
characteristics are denoted with a plus (+) sign designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

   A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with doubtful capacity for payment.

   D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1 +".

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C: Bonds are in imminent default in payment of interest or principal.

   DDD, DD, AND D: Bonds are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

   NR: Indicates that Fitch does not rate the specific issue.

   CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a Specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   F-1 +: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1 +".

   F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1 +" and "F-1" categories.

   F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

   NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

   Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      APPENDIX B


                         NATIONAL MUNICIPALS PORTFOLIO
                         ASSET COMPOSITION INFORMATION
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995


                 MUNICIPAL BONDS
                  MOODY'S RATING
                                        PERCENT OF
                                        NET ASSETS
                                        ----------
Aaa...................................          --
Aa....................................          --
Aa2...................................          --
A1....................................          --
A.....................................          --
A2....................................          --
Baa1..................................          --
Baa...................................          --
Baa2..................................          --
Baa3..................................          --
Ba1...................................          --
Ba....................................          --
Ba3...................................          --
B2....................................          --
B3....................................          --
Unrated...............................          --
Cash & Equiv..........................          --
                                        ----------
                                            100.00%


                 MUNICIPAL BONDS
                   S&P'S RATING
                                        PERCENT OF
                                        NET ASSETS
                                        ----------
AAA...................................          --
AA+...................................          --
AA....................................          --
AA-...................................          --
A+....................................          --
A.....................................          --
A-....................................          --
BBB+..................................          --
BBB...................................          --
BBB-..................................          --
BB+...................................          --
BB....................................          --
BB-...................................          --
B.....................................          --
Unrated...............................          --
Cash & Equiv..........................          --
                                        ----------
                                            100.00%



   The chart above indicates the weighted average composition of the securities held by the Portfolio for the period ended September 30, 1995, with the debt securities rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group separated into the indicated categories. The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month during the fiscal year. The chart does not necessarily indicate what the composition of the securities held by the Portfolio will be in the current and subsequent fiscal years.

                                                                      APPENDIX C

                  SUMMARIES OF RECENT ECONOMIC DEVELOPMENTS IN
         CALIFORNIA, MASSACHUSETTS, NEW YORK, OHIO AND THE TERRITORIES


    Because each State Portfolio will normally invest at least 65% of its assets in the obligations of its corresponding State, it is susceptible to factors affecting that State. Each Portfolio may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and the Territories.



    The bond ratings provided below are current as of the date of this Prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the State. A State's political subdivisions may have different ratings which are unrelated to the ratings assigned to State obligations.



    CALIFORNIA. California has experienced severe economic and fiscal stress over the past several years. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. Unemployment was 7.9% in April 1995, compared to a U.S. rate of 5.8%.


    The weak economy has seriously undermined the government's ability to accurately estimate tax revenues and has increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants has strained the State's welfare and health care systems. The result of these various problems is a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to a projected 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a state.

    The $2 billion budget deficit built up during the 1991 and 1992 fiscal years and was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. A revised Deficit Retirement and Reduction Plan was adopted which anticipated the elimination of the deficit by April, 1996. Key to this revised plan is the assumed receipt of $2.8 billion in Federal aid from the Federal government to offset the mounting costs associated with illegal immigrants. As this money is in no way assured, the budget includes a "trigger" mechanism that would require automatic spending cuts should actual cash flow deviate significantly from projections. There can be no assurances that bonds, some of which may be held by the Portfolio, issued by California entities would not be adversely affected should this "trigger" be used.

    On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The Federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the Federal aid. The Governor has proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but that proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.


    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.



    In early June 1995, the County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait one-year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs. On June 27, 1995 the voters in Orange Country rejected a proposed one half cent increase in the sales tax, the revenues from which would have been used to help the County emerge from bankruptcy. The failure of this measure increases the likelihood that the County will default on some of their obligations and, more broadly, could have a negative impact on the perceived credit quality of municipal obligations throughout California. Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.


    California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.



    As a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A1 by Moody's, from A+ to A by S&P, and from AA to A by Fitch.



    MASSACHUSETTS.   In  recent  years,  the   Commonwealth  has  experienced  a
significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate was 5.0% as of May 1995, while the national unemployment rate was 5.7%.


    Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior years) was limited to 10%. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid. The recent difficulties experienced by the Commonwealth have resulted in a substantial reduction in local aid from the Commonwealth, which may create financial difficulties for certain municipalities.


    General obligations of Massachusetts are rated A1, A+ and A+ by Moody's, S&P and Fitch, respectively.



    NEW YORK. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. However, as the result of a recession ending in the first quarter of 1993, 560,000 jobs were lost statewide (equal to 6.7% of the peak employment figure for 1989). Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy is expected to continue to expand modestly during 1995 with a pronounced slowdown during the course of the year. In the 1992-1993 fiscal year, however, the State began the process of financial reform. The State Financial Plans for the 1992-1993, 1993-1994 and 1994-1995 fiscal years produced positive fund balances at the end of all three fiscal years. Since the first quarter of 1993, 100,130 jobs have been added, with nearly half of such jobs occurring in the first quarter of 1994. In fiscal year 1993, however, the State began the process of financial reform. The 1993 and 1994 financial plans exceeded expectations and produced operating surpluses in both years.


    The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State. In some cases, the State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.


    Like the State, New York City has experienced financial difficulties in recent years and continues to experience such difficulties owing, in part, to lower than anticipated revenues. Because New York City taxes comprise approximately 40% of the State's tax base, the City's difficulties adversely affect the State.



    In June 1995, the Governor approved the 1995-1996 budget, which included adoption of a three-year 20% reduction in the State's personal income tax. In combination with business tax reductions enacted in 1994, State taxes will be reduced by $5.5 billion by the 1997-1998 fiscal year. The 1995-1996 State Financial Plan, based on the enacted 1995-1996 budget, includes gap-closing action to offset a projected gap of $5 billion, the largest in the State's history.



    On June 7, 1995, the New York State Legislature passed the State's 1995-1996 $33.1 billion budget, which was $344 million less than the actual level of spending in the 1994-1995 fiscal year. Significant year to year spending reductions are projected in Medicaid and State agency operating costs. Legislation was enacted to reduce by 20 percent the State's personal income tax. Under this three-year legislation, tax rates will drop, tax brackets will be accelerated, and standard deductions will be increased.



    New York's general obligations are rated A, A- and A+ by Moody's, S&P and Fitch, respectively. S&P currently assesses the rating outlook for New York obligations as "positive." New York City obligations are rated Baa1, BBB+ and A-by Moody's, S&P and Fitch, respectively. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of state and federal aid and high levels of debt service.



    OHIO. The State's economy is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. In fiscal 1993, a projected $520 million budget gap was addressed through tax increases and appropriation cuts. The fiscal year 1994 budget was balanced, and the State's General Revenue Fund had an ending fund balance of $560 million.


    General obligations of Ohio are rated Aa and AA by S&P and Moody's, respectively (except that highway obligations are rated Aaa by S&P). Fitch does not currently rate the State's general obligations.


    PUERTO RICO, GUAM AND THE U.S. VIRGIN ISLANDS. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S. economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing.

Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for February 1995 was approximately 12.5%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.



    S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. S&P assigned a stable outlook on Puerto Rico on April 26, 1994.

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                                 (the Company)

                       CMIA NATIONAL MUNICIPALS ACCOUNT
                      CMIA CALIFORNIA MUNICIPALS ACCOUNT
                     CMIA MASSACHUSETTS MUNICIPALS ACCOUNT
                       CMIA NEW YORK MUNICIPALS ACCOUNT
                         CMIA OHIO MUNICIPALS ACCOUNT

                                140 Garden Street
                          Hartford, Connecticut  06154
                                 1-800-322-CMIA

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 28, 1996

            This Statement of Additional Information (Part B of the Registration Statement) is not a prospectus, but should be read in conjunction with the Company's Prospectus offering the Accounts, also dated January 28, 1996. A copy of the Prospectus can be obtained free of charge by calling or writing the Company at the number or address noted above.



                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
       1.   Investment Objectives and Policies.....................     2
       2.   Investment Restrictions ...............................    13
       3.   Management.............................................    17
       4.   Investment Adviser.....................................    25
       5.   Administrator and Account Expenses.....................    30
       6.   Distribution Arrangements..............................    31
       7.   Distribution Financing Plan............................    32
       8.   Determination of Net Asset Value.......................    34
       9.   Purchase and Redemption of Shares......................    35
       10.  Investment Performance.................................    36
       11.  Taxes..................................................    42
       12.  Portfolio Security Transactions........................    48
       13.  Custodian..............................................    51
       14.  Independent Certified Public Accountants...............    51
       15.  Other Information......................................    52
       16.  Financial Statements...................................    52
       17.  Appendix A.............................................   A-1
       18.  Appendix B.............................................   B-1

                                 --------------------

       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                       INVESTMENT OBJECTIVES AND POLICIES


    Connecticut Mutual Investment Accounts, Inc. (the Company) is an open-end management investment company consisting of thirteen separate accounts. This Statement of Additional Information relates to the following five accounts:
CMIA National Municipals Account, CMIA California Municipals Account, CMIA Massachusetts Municipals Account, CMIA New York Municipals Account and CMIA Ohio Municipals Account (the Accounts). The investment objective of each of the Accounts is set forth in the Prospectus of the Accounts dated January 28, 1996. Each Account seeks to meet its investment objective by investing substantially all of its assets in a separate registered investment company (Portfolio) with substantially the same investment objective and policies as the Account. A further description of certain of the policies described in the Prospectus is set forth below. Appendix A contains additional information about the particular municipal securities of the respective states and other investments that comprise each Portfolio's investment portfolio.


ACCOUNT/PORTFOLIO STRUCTURE. Each Account currently seeks to achieve its investment objective by investing in its corresponding Portfolio, which has substantially the same investment objective and investment policies as the Account. Each corresponding Portfolio is a registered investment company organized as a trust under the laws of the State of New York and conducts its investment activities under the supervision of a Board of Trustees. The Directors of the Company may withdraw an Account's investment from its corresponding Portfolio at any time, if they determine that it is in the best interests of the Account to do so. Upon any such withdrawal, the Account's assets would be invested in another investment company with substantially the same investment objective and policies as those of the Account or directly in investment securities in accordance with the investment policies described in the Prospectus and below. The approval of an Account's shareholders would not be required to change its corresponding Portfolio's investment objective or any of the Portfolio's other investment policies discussed below, including those concerning security transactions. Any change to the investment objective of an Account or a Portfolio must be approved by the Directors of the Company or the Trustees of the Portfolio, as the case may be, and shareholders will be given 30 days' advance written notice of such a change.


MUNICIPAL OBLIGATIONS. Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain funds for various public and private purposes. The interest on most municipal obligations is exempt from both regular federal income tax and, generally, state personal income taxes, if any, of the state in which the issuer of the obligation is located. In assessing the federal income tax treatment of interest on any such obligation, each Portfolio will generally rely on an opinion of counsel obtained by the issuer and will not undertake any independent verification of the basis for the opinion. Such bonds are issued to obtain funds for various public and private purposes. See Appendix A for other information about the associated risks of a particular state in which a Portfolio may invest. Obligations of the respective state in which a Portfolio may invest include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds.


    Market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased in the secondary market after April 30, 1993 is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if the secondary market purchase price is less than (i) the stated principal amount payable at maturity, in the case of an obligation that does have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimus amount.


    Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue obligations or certificates issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users.

    Each Portfolio may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely; but if such warrants or rights are exercised, each Portfolio anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    Some municipal bonds are additionally secured by insurance, bank credit agreements, or escrow accounts.

    While most municipal bonds pay a fixed rate of interest semi-annually in cash, there are exceptions. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.


     Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Interest income a Portfolio receives from certain bonds having "put" or "demand" features may not qualify as tax-exempt interest.


    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Portfolio will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of a Portfolio's investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Portfolio as a result of any such event, and a Portfolio may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Portfolio anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by a Portfolio. Each Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Services, Inc. (Moody's), Standard & Poor's Ratings Group (S&P) and Fitch Investors Service, Inc. (Fitch) represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Portfolio will be affected by such changes.

    Each Portfolio may, from time to time, purchase bond insurance for uninsured bonds it currently holds in order to enhance the value of the security, whether for purposes of selling or holding said bond.

HIGH YIELD/HIGH RISK MUNICIPAL OBLIGATIONS. Municipal obligations which are rated below Baa by Moody's or BBB by either S&P or by Fitch and comparable unrated obligations are high yield/high risk obligations commonly referred to as junk bonds. High yield obligations may provide greater opportunities for investment income and higher yield than investment grade obligations but are subject to risks not generally associated with an investment in investment grade obligations. The National, Massachusetts, New York, California and Ohio Portfolios may invest up to 35%, 30%, 30%, 25% and 20%, respectively, of their total assets in high yield obligations. High yield obligations are subject to risks not generally associated with an investment in investment grade bonds. The market for high yield obligations is relatively new and has not been exposed for a long period of time to the effects of cyclical and sometimes adverse changes in the economy. The prices of high yield obligations have been less sensitive to interest rate changes than higher rated investments, but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, issuers may experience financial stress that adversely affects their ability to meet principal and interest payment obligations. If an issuer of a high yield obligation defaults, a Portfolio may incur additional expense to seek recovery of its investment. High yield obligations may contain redemption or call provisions that, if exercised, may require the Portfolio to replace the security with a lower yielding security, resulting in a decreased return for investors. The market for high yield obligations is likely to be less liquid than the market for higher rated obligations and a Portfolio's investment adviser's judgment may play a greater role in the valuation of high yield obligations. Market conditions may restrict the availability of high yield obligations and may affect the choice of securities to be sold when a Portfolio attempts to meet redemption requests.


    Each Portfolio is dependent on its investment adviser's judgment, analysis and experience in evaluating the quality of high yield obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The investment adviser will attempt to reduce the risks of investing in high yield obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

WHEN-ISSUED SECURITIES. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally taking place within a specified number of days after the date of a Portfolio's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Portfolio may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Portfolio to buy such securities on a settlement date that could be several months or several years in the future.

     Each Portfolio will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Portfolio enters into the purchase commitment. Each Portfolio's custodian will segregate cash or high grade liquid debt securities in a separate account of the Portfolio in an amount at least equal to the when-issued commitments. If the value of the securities placed in the separate account declines, additional cash or high grade liquid debt securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of the Portfolio's when-issued commitments. When a Portfolio commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Portfolio are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Portfolio's net asset value than if it solely set aside cash to pay for when-issued securities.

VARIABLE RATE OBLIGATIONS. Each Portfolio may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion, in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and are frequently secured by letters of credit or other credit support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purpose of complying with the diversification requirements set forth in
Section 5(b) of the Investment Company Act of 1940, as amended (Investment Company Act), and Rule 5b-2 thereunder. A Portfolio would anticipate using these obligations as cash equivalents pending longer term investment of its funds.


REDEMPTION, DEMAND AND PUT FEATURES. Most municipal bonds have a fixed final maturity date. However, it is commonplace for the issuer to reserve the right to call the bond earlier. Also, some bonds may have "put" or "demand" features that allow early redemption or sale by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since a Portfolio may retain the bond if interest rates decline. By acquiring these kinds of obligations a Portfolio obtains the contractual right to require the issuer of the security or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person. Since this right is assignable with the security, which is readily marketable and valued in the customary manner, the Portfolio will not assign any separate value to such right.



LIQUIDITY AND PROTECTIVE PUT OPTIONS. Each Portfolio may also enter into a separate agreement with the seller of the security or some other person granting a Portfolio the right to put the security to the seller thereof or the other person at an agreed upon price. Each Portfolio intends to limit this type of transaction to institutions (such as banks or securities dealers) which a Portfolio's investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Portfolio or that selling institutions or others will be willing to permit the Portfolio to exercise a put to hedge against rising interest rates. Interest income generated by certain bonds held subject to "put" features may not qualify as tax-exempt interest in the hands of a Portfolio. A separate put option may not be marketable or otherwise assignable, and sale of the security to a third party or lapse of time with the put unexercised may terminate the right to exercise the put. The Portfolios do not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of a Portfolio after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options.


         FUTURES CONTRACTS. A change in the level of interest rates may affect the value of the securities held by a Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates, each Portfolio may enter into
         (i) futures contracts for the purchase or sale of debt securities,
         (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. All futures contracts entered into by a Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange.


              FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities, a Portfolio will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on debt securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on debt securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees of the Portfolio.

              Positions taken in the futures markets for debt securities are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions on debt securities taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on debt securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

              FUTURES CONTRACTS ON SECURITIES INDICES. Futures contracts on securities or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.


              HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities or securities that a Portfolio proposes to acquire. A Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the securities held by the Portfolio. Such futures contracts may include contracts for the future delivery of debt securities held by the Portfolio or debt securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of a Portfolio's investment adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities held by a Portfolio may be more or less volatile than prices of such futures contracts, the investment adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the securities held by the Portfolio.
         When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

              On other occasions, a Portfolio may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the securities market to be less favorable than the prices that are currently available.

         OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.


              Each Portfolio may use options on futures contracts solely for bona fide hedging purposes as defined below subject to the limitations imposed by CFTC regulations. If a Portfolio purchases a call (put) option on a futures contract it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Portfolio for the option. If market conditions do not favor the exercise of the option, the Portfolio's loss is limited to the amount of such premium and transaction costs paid by the Portfolio for the option.


              If a Portfolio writes a call (put) option on a futures contract, the Portfolio receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Portfolio gains the amount of the premium, which may partially offset unfavorable changes in the value of securities held or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.
         However, depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of futures positions, the Portfolio's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

              The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


         LIMITATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Portfolio will engage in futures and related options transactions for bona fide hedging purposes as defined in or permitted by CFTC regulations. Each Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by a Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes, that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. Each Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining the qualification of the corresponding Account as a regulated investment company for federal income tax purposes.


              Each Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by a Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions. Cash or liquid high grade debt securities required to be segregated in connection with a "long" futures position taken by a Portfolio will also be held by the custodian in a segregated account and will be marked to market daily.


         SECURITIES LENDING. Each Portfolio may lend its portfolio securities. A Portfolio lending its securities would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may pay lending fees to such borrowers. The Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's management to be of good standing and when, in the judgment of the Portfolio's management, the consideration which can be earned from securities loans of this type justifies the attendant risk.

         Distributions by an Account of any income realized by a Portfolio from securities loans will be taxable. None of the Portfolios have any present intention of engaging in securities lending.


         PORTFOLIO TURNOVER. The Portfolios cannot accurately predict their portfolio turnover rate from year to year, but it is anticipated that each Portfolio's annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. Each Portfolio engages in portfolio trading (including short-term trading) when the investment adviser believes that a transaction including all costs will help in achieving the Portfolio's investment objective.


              For the fiscal year ended September 30, 1995, the portfolio turnover rate for each of the Portfolios was as follows: National Portfolio (54%), California Portfolio (58%), Massachusetts Portfolio (87%), New York Portfolio (55%) and Ohio Portfolio (51%).


                               INVESTMENT RESTRICTIONS

              The following investment restrictions are designated as fundamental and as such cannot be changed without the approval of the holders of a majority of the affected Account's outstanding voting securities which, as used in this Statement of Additional Information, means the lesser of (a) 67% of the shares of the affected Account present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the affected Account. Notwithstanding the investment policies and the fundamental and non-fundamental investment restrictions of Accounts, each Account may invest all or part of its investable assets in an open-end management investment company with substantially the same investment objective and policies as such Account. Accordingly, each Account will not:

              (1) Purchase securities on margin (but an Account may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by an Account of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;


              (2) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in:

                   (i) selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933; or


                  (ii) investing all or part of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Account and issuing its own shares representing a pro rata interest in the securities of such other investment company owned by it;


              (3) Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;



              (4) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;



              (5) Purchase or sell real estate (including limited partnership interests in real estate, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate); and



              (6) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities.



                   Each Portfolio has adopted fundamental investment restrictions which are substantially similar to the foregoing investment restrictions adopted by its corresponding Account; such restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the affected Portfolio. Whenever an Account is requested to vote on a change in the investment restrictions of its corresponding Portfolio (or such Portfolio's 80% investment policy with respect to municipal obligations described under "The Company in Detail -- Investment Objective and Policies" in the Prospectus), such Account will hold a meeting of its own shareholders and will cast its vote as instructed by such shareholders.


              For purposes of each Portfolio's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by a Portfolio's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

              Each Account has adopted the following non-fundamental investment restrictions. Non-fundamental restrictions of each Account may be changed by the Company's Board of Directors without approval by that Account's shareholders. Each Portfolio has adopted non-fundamental restrictions that are substantially similar to or more restrictive than the following restrictions. Non-fundamental restrictions of each Portfolio may be changed by the Board of Trustees of such Portfolio without the approval of the corresponding Account or the Portfolio's other investors.

              Each Account will not:

              (a) Invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days.
         Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 that the Board of Directors of the Company or the Board of Trustees of the Portfolio, as the case may be, or their respective delegates, determine to be liquid, based upon the trading markets for the specific security;

              (b) Purchase call options on securities. Each Account and its corresponding Portfolio may purchase put options on municipal obligations only if, after such purchase, not more than 5% of their respective net assets, as measured by the aggregate of the premiums paid for such options held by it would be so invested;

              (c) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Company or is a member, officer, director or trustee of any investment adviser of an Account if, after the purchase of the securities of such issuer by the Account, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value);


              (d) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs;



              (e) Make short sales of securities or maintain a short position, unless at all times when a short position is open an Account owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of an Account's net assets (taken at current value) is held as collateral for such sales at any one time. (Each Account will make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);


              (f) Buy investment securities from or sell them to any of the officers or Directors of the Company, its investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms;


              The Massachusetts Account, New York Account and Ohio Account will not:


              (g) Purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, if by reason thereof the value of its aggregate investment in such class of securities will exceed 5% of its total assets, provided that the issuers of securities rated by Moody's, S&P, Fitch or any other nationally recognized rating service shall not be considered "unseasoned";

              (h) Invest in warrants, valued at the lower of cost or market, exceeding 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Account or the Portfolio in units or attached to securities may be deemed to be without value;

              The National Account will not:

              (i) Purchase any options, long futures contracts, or call options on a futures contract if at the date of such purchase net realized losses from such transactions during the fiscal year to date exceed 5% of the average net assets during such period;

              (j) Invest more than 5% of its total assets (taken at current value) in obligations, except debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities, where the payments of principal and interest thereon is the responsibility of a company (including predecessors) with less than three years operating history unless such obligations are rated at the time of purchase by a nationally recognized rating service; and

              The California Account will not:

              (k) Purchase securities issued by any other open-end investment company or investment trust.

              Neither the Accounts nor the Portfolios intend to enter into reverse repurchase agreements during the current fiscal year.

              In order to permit the sale of shares of the Accounts in certain states, an Account may make commitments more restrictive than the restrictions described above. Should an Account determine that any such commitment is no longer in the best interests of that Account and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.



                                     MANAGEMENT

              The Company's Board of Directors and the Portfolios' Boards of Trustees provide broad supervision over the affairs of the Company and the Portfolios, respectively. The respective officers of the Company and the Portfolios are responsible for the day-to-day operations of the Company and the Portfolios. The Directors of the Company and the Trustees of the Portfolios and the respective officers of the Company and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Director and officer of the Company is 140 Garden Street, Hartford, Connecticut 06154; and of each Trustee and officer of the Portfolios is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of each Portfolio's investment adviser, Boston Management and Research (BMR) which is a wholly-owned subsidiary of Eaton Vance Management (Eaton Vance); Eaton Vance's parent, Eaton Vance Corp. (EVC); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. (EV). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Directors, Trustees and officers who are "interested persons" of the Company, the Portfolios, BMR, Eaton Vance, EVC or EV, as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Company, the Portfolios, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

         DIRECTORS AND OFFICERS OF THE COMPANY.

         RICHARD H. AYERS (52), DIRECTOR
         Chairman and Chief Executive Officer, The Stanley Works.
         Address: The Stanley Works, 1000 Stanley Drive, New Britain, Connecticut 06050


         DAVID E.A. CARSON (61), DIRECTOR
         President and Chief Executive Officer, People's Bank.
         Address:  People's Bank, 899 Main Street, Bridgeport, Connecticut
                   06604



         RICHARD W. GREENE (60), DIRECTOR
         Executive Vice President and Treasurer, University of Rochester.
         Address: University of Rochester, Wilson Boulevard, Rochester, New York 14627

         BEVERLY L. HAMILTON (48), DIRECTOR
         President, ARCO Investment Management Company (1991-Present); Deputy Comptroller, City of New York (1987-1991).
         Address: ARCO Investment Management Company, 555 South Flower Street, Los Angeles, California 90071


         DONALD H. POND, JR. (52), DIRECTOR AND PRESIDENT*
         Executive Vice President, Connecticut Mutual Life Insurance Company (CML) (1988-present).


         DAVID E. SAMS, JR. (52), DIRECTOR*
         President and Chief Executive Officer, CML (1993-present); President and Chief Executive Officer, Agency Group, Capital Holdings Corporation (1987-1993).


         LINDA M. NAPOLI (38), TREASURER AND CONTROLLER*
         Assistant Vice President, CML (1987-present); Associate Director, CML (1988-1993).


         LOUIS A. LACCAVOLE (46), GENERAL AUDITOR*
         Vice President and General Auditor, CML (1990-Present); Assistant Vice President and General Auditor, CML (1981-1990).


         ANN F. LOMELI (39), SECRETARY*
         Secretary of the Company; Corporate Secretary, CML (1988-present).



              All Board members of the Company are board members of, Mr. Pond is a board member and President of, and Ms. Lomeli is Secretary, Ms. Napoli is Treasurer and Mr. Laccavole is General Auditor of, Connecticut Mutual Financial Services Series Fund I, Inc., an investment company for which G.R. Phelps & Co., Inc. (G.R. Phelps) acts as investment adviser. As of October 31, 1995, the Directors and officers of the Company owned, in the aggregate, less than 1% of the outstanding securities of the Company.


         COMPENSATION OF OFFICERS AND DIRECTORS. The Accounts pay no salaries or compensation to any of their officers. The chart below sets forth the fees paid or expected to be paid by each Account to the Directors and certain other information:


              RICHARD M.     DONALD E.A.     RICHARD W.      BEVERLY L.     DONALD H.      DAVID E.
              AYERS          CARSON          GREENE          HAMILTON       POND, JR.      SAMS, JR.

COMPENSATION
RECEIVED FROM
ACCOUNT*
National         $--             $--            $--            $--             $-               $-
  Account

California        --           --               --             --             --              --
   Account
Massachusetts     --           --               --             --             --              --
   Account
New York          --           --               --             --             --              --
   Account
Ohio Account      --           --               --             --             --              --



PENSION OR
RETIREMENT
BENEFITS ACCRUED
AS ACCOUNT
EXPENSE*
National          $0          0           0           0          0          0
   Account
California         0          0           0           0          0          0
   Account
Massachusetts      0          0           0           0          0          0
   Account
New York           0          0           0           0          0          0
   Account
Ohio Account       0          0           0           0          0          0

TOTAL           $          $           $           $          $          $

COMPENSATION
FROM COMPANY
AND COMPLEX PAID
TO DIRECTORS**


----------------------


          *  For the period from October 3, 1994 (inception) to
             September 30, 1995.
          ** As of December 31, 1995, there were 22 investment companies in the Complex (including the Accounts).


         OTHER INFORMATION ABOUT THE COMPANY. The Company was incorporated in Maryland on December 9, 1981. The authorized capital stock of the Company consists of 3 billion shares of common stock, par value $0.10 per share (Common Stock). The shares of common stock are divided into thirteen series accounts: Connecticut Mutual Government Securities Account (200,000,000 shares); Connecticut Mutual Income Account (200,000,000 shares); Connecticut Mutual Total Return Account (200,000,000 shares); Connecticut Mutual

         Growth Account (200,000,000 shares); Connecticut Mutual Liquid Account (600,000,000 shares); CMIA LifeSpan Capital Appreciation Account (200,000,000 shares); CMIA LifeSpan Balanced Account (200,000,000 shares); CMIA LifeSpan Diversified Income Account (200,000,000 shares); National Municipals Account
         (200,000,000 shares); California Municipals Account
         (200,000,000 shares); Massachusetts Municipals Account (200,000,000 shares); New York Municipals Account
         (200,000,000 shares); and Ohio Municipals Account
         (200,000,000 shares). The Board of Directors may reclassify authorized shares to add to one or more of the accounts described above or to add any new accounts to the Company.



         CERTAIN SHAREHOLDERS. As of October 31, 1995, the following persons held an interest in an Account equal to 5% or more of such Account's outstanding shares:



                                      SHAREHOLDER               PERCENTAGE
                                                                OWNERSHIP
         National Account       Julius D. Staatz                    6%
                                Deanne A. Staatz JT WROS
                                204 Oakridge Drive
                                Yoakum, TX 77995-1921

                                Claud J. Jacobs                    8%
                                701 Coke Street
                                Yoakum, TX 77995-4415

                                James A. Jones                     11%
                                1830 Plum Tree Road
                                Bettendorf, IA 52722-7162

         California Account     Frank J. Edwards IV                11%
                                107 Sage
                                Houston, TX 77056-1417

                                Bernice M. Blakeley TR             18%
                                  U/A 10 24 91
                                The Bernice M. Blakeley
                                359 W. San Madele Avenue
                                Fresno, CA 93704-2638

                                Bernice M. Blakeley TR             35%
                                  U/A 00 00 000
                                Frank E. Blakeley Bypass Trust
                                359 W. San Madele Avenue
                                Fresno, CA 93704-2638

                                Bruce W. Hubbard TTEE              14%
                                Archie & Winifred H. Dingwall
                                  Family Trust DTD 6-20-79
                                1391 W. Shaw Avenue, Suite A
                                Fresno, CA 93711-3602

                                Bernice M. Blakeley TR             18%
                                  U/A 00 00 00
                                The Frank E. Blakeley
                                  Q-Tip Trust
                                359 W. San Madele Avenue
                                Fresno, CA 93704-2638

         Massachusetts Account  Connecticut Mutual Life             7%
                                  Insurance Company
                                c/o M. Rossi MS240
                                140 Garden Street
                                Hartford, CT 06154-0001

                                Eugene F. Walsh                    34%
                                Jean K. Walsh JT WROS
                                111 Ferncroft Road
                                Tewksbury, MA 01876-3748

                                Martin J. Healey                   19%
                                119 Lynn Shore Drive
                                Lynn, MA 01902-4920

                                Tom F. Cavanagh                    32%
                                Edna M. Cavanagh JT WROS
                                17 Jill Marie Drive
                                Carver, MA 02330-1395

         New York Account       Herbert F. Ross                     7%
                                Terri E. Ross JT WROS
                                200 Grosvenor Road
                                Rochester, NY 14610-2550

                                Salvatore J. Bellavia              29%
                                One Lincoln Center
                                Suite 1120
                                Syracuse, NY 13202-1324

                                Arnold Ostrower                    17%
                                Ellen Ostrower JT WROS
                                447 E. 14th Street, Apt. 5D
                                New York, NY 10009-2721

                                Shirley M. Baker                    9%
                                1600 Jamison Road
                                Elma, NY 14059-9229

                                Robert W. Lang                      5%
                                672 N. Shore Road
                                Gloversville, NY 12078-7526

                                Michael Nicoletto                   6%
                                49 Sweet Hollow Road
                                Huntington, NY 11743-6530

         Ohio Account           Hardy & Hardy Co.                   6%
                                Box 899
                                417 N. West Street
                                Lima, OH 45801-4237

                                Warren A. Copeland                 23%
                                Mary E. Copeland JT TEN
                                P.O. Box 1254
                                Lima, OH 45802-1254

                                Catherine M. Friddle TR            18%
                                  U/A 11 29 1991
                                Friddle Trust
                                411 Western Row Road, #320
                                Mason, OH 45040-1438

                                Lawrence A. Walborn                 6%
                                Joan E. Walborn TR
                                Walborn Living Trust
                                4306 Todd
                                Sylvania, OH 43560-3297

                                Martha L. Lanter                    5%
                                1339 Westmont Drive, Apt. A1
                                Springfield, OH 45503-5824

                                Lawrence H. Stookey, Jr.            6%
                                2096 Cleveland Road
                                Sandusky, OH 44870-4451




              Any shareholder with an interest in an Account exceeding 25% of such Account's outstanding shares is deemed to be a controlling person of such Account. As such, the exercise by a greater than 25% shareholder of his or her voting rights may diminish the voting power of other shareholders.



              As of October 31, 1995, CML and its affiliates owned shares of certain Accounts as follows: Liquid Account: 27,692,903 (38%); Government Securities Account: 742,158 (15%); Income Account:
         502,510 (13%); Total Return Account: 211 (0%); Growth Account:
         1,848,510 (30%); National Municipals Account: 1,065 (0%); California Municipals Account: 1,063 (2%); Massachusetts Municipals Account:
         1,062 (8%); New York Municipals Account: 1,058 (3%); Ohio Municipals
         Account: 1,055 (3%); CMIA LifeSpan Diversified Income Account:
         2,050,158 (92%); CMIA LifeSpan Balanced Account: 3,359,773 (94%);
         CMIA LifeSpan Capital Appreciation Account: 2,512,549 (90%). CML is incorporated under the laws of the state of Connecticut and is a wholly owned subsidiary of DHC, a holding company. CML and its affiliates are deemed to be controlling persons of any Account of the Company of which they own more than 25% of the shares outstanding. As such, the exercise by CML and its affiliates of their voting rights may diminish the voting power of other shareholders.



             All shares of each Account are entitled to participate equally in dividends and distributions declared by the Account and, upon liquidation, in the Account's net assets remaining after satisfaction of outstanding liabilities. Each Account's shares are fully paid and nonassessable when issued and have no preference, preemptive, conversion or similar rights and are freely transferable.



              Shares of the Company vote together as a class on matters that affect the Company in substantially the same manner. Shareholders of the Company vote together in the election of Directors or accountants. The shares of the Company are entitled to vote separately to approve changes in investment restrictions, but as to matters affecting a single Account, shares of that Account will vote separately. Shares of the Company do not have cumulative voting rights. The Company does not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statute under which the Company is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors.


              The Company's Articles of Incorporation provide that the Directors, officers and employees of the Company may be indemnified by the Company to the fullest extent permitted by Maryland law. The Company's Bylaws provide that the Company shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such Director, officer or employee, directly or indirectly, by reason of being or having been a Director, officer or employee of the Company. The Bylaws do not authorize the Company to indemnify any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         TRUSTEES AND OFFICERS OF THE PORTFOLIOS.


         DONALD R. DWIGHT (64), TRUSTEE
         President of Dwight Partners, Inc. (corporate relations and communications); Chairman of the Board, Newspapers of New England, Inc.; Director or Trustee of various investment companies managed by Eaton Vance or BMR.
         Address:  Clover Mill Lane, Lyme, New Hampshire 03768



         JAMES B. HAWKES (54), VICE PRESIDENT AND TRUSTEE*
         Executive Vice President, BMR, Eaton Vance, EVC and EV, Director, EVC and EV; Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.



         SAMUEL L. HAYES, III (60), TRUSTEE
         Jacob H. Schiff, Professor of Investment Banking, Harvard University Graduate School of Business Administration; Director or Trustee of various investment companies managed by Eaton Vance or BMR.
         Address:  Harvard University Graduate School of Business
                   Administration, Soldiers Field Road, Boston,
                   Massachusetts 02134



         NORTON H. REAMER (60), TRUSTEE
         President and Director, United Asset Management Corporation (holding company owning institutional investment management firms); Chairman, President and Director, The VAM Funds (mutual funds); Director or Trustee of various investment companies managed by Eaton Vance or BMR.
         Address:  One International Place, Boston, Massachusetts 02110



         JOHN L. THORNDIKE (69), TRUSTEE
         Director, Fiduciary Company Incorporated; Director or Trustee of various investment companies managed by Eaton Vance or BMR.
         Address:  175 Federal Street, Boston, Massachusetts 02110



         JACK L. TREYNOR (65), TRUSTEE
         Investment Adviser and Consultant; Director or Trustee of various investment companies managed by Eaton Vance or BMR.
         Address:  504 Via Almar, Palos Verdes Estates, California 90274



         THOMAS J. FETTER (52), PRESIDENT*
         Vice President, BMR, Eaton Vance and EV; President, the Portfolios (since 1993); Officer of various investment companies managed by Eaton Vance or BMR.


         ROBERT B. MACINTOSH (38), VICE PRESIDENT*
         Vice President, Eaton Vance and EV, and BMR (since 1992), Vice President of the Portfolios (since 1993), employee of Eaton Vance (since 1991); Portfolio Manager, Fidelity Investments (1986-1991); Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS M. METZOLD (37), VICE PRESIDENT*
Vice President, BMR and Eaton Vance; Analyst at Eaton Vance for high yield municipal bonds (1987-1991); Officer of various investment companies managed by Eaton Vance or BMR.



CYNTHIA J. CLEMSON (_____), VICE PRESIDENT*
Vice President, Eaton Vance and BMR (since 1993); Portfolio Manager of the Missouri Tax Free Portfolio, Oregon Tax Free Portfolio and Tennessee Tax Free Portfolio (each of which are funds in the Eaton Vance fund complex) (since inception of each); Employee of Eaton Vance since 1985.



NICOLE ANDERES (34), VICE PRESIDENT*
Vice President, BMR and Eaton Vance; Vice President and Portfolio Manager, Lazard Freres Asset Management (1992-1994); Vice President and manager of Municipal Research, Roosevelt & Cross (1978-1992); Officer of various investment companies managed by Eaton Vance or BMR.



JAMES L. O'CONNOR (50), TREASURER*
Vice President, BMR, Eaton Vance and EV; Officer of various investment companies managed by Eaton Vance or BMR.



THOMAS OTIS (64), SECRETARY*
Vice President and Secretary, BMR; Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.



JANET E. SANDERS (60), ASSISTANT SECRETARY*
Vice President, BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.



A. JOHN MURPHY (32), ASSISTANT SECRETARY*
Assistant Vice President of BMR, Eaton Vance and EV (since 1994); employee of Eaton Vance since 1993; State Regulations Supervisor, the Boston Company (1991-1993); Registration Specialist, Fidelity Management & Research Co. (1986-1991); Officer of various investment companies managed by Eaton Vance or BMR.



ERIC G. WOODBURY (38) ASSISTANT SECRETARY*
Vice President of BMR, Eaton Vance and EV (since 1993); formerly associate attorney at Dechert, Price & Rhoads and Gaston & Snow; Officer of various investment companies managed by Eaton Vance or BMR.


     Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Portfolios. The Special Committee's functions include making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Portfolios or the Eaton Vance organization.

     Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Portfolios. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Portfolios matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Portfolios.

     The fees and expenses of those Trustees of the Portfolios who are not members of the Eaton Vance organization are paid by the Portfolios. The Trustees of the Portfolios also receive additional fees in their capacities as Trustees of other investment companies for which BMR provides investment advisory services and for which Eaton Vance provides investment advisory, administrative or management services.

OTHER INFORMATION ABOUT THE PORTFOLIOS. Each Portfolio's Declaration of Trust provides that the Portfolio will terminate 120 days after the complete withdrawal of its corresponding Account or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision was adopted in order to support a Portfolio's classification as a partnership for federal income tax purposes. Whenever the corresponding Account as an investor in a Portfolio is requested to vote on matters pertaining to that Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the corresponding Account will hold a meeting of Account shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Account shareholders. The corresponding Account shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio undertake to vote their interests in the Portfolio in the same manner. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Account to withdraw its investment in that Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). See "Purchase and Redemption of Shares --Distributions in Kind." Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     In accordance with each Portfolio's Declaration of Trust, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors; in such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with each Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

     Each Portfolio's Declaration of Trust provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. Each Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

                             INVESTMENT ADVISER

     Each Portfolio engages BMR as its investment adviser pursuant to an In vestment Advisory Agreement. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion. Founded in 1924, Eaton Vance is one of the nation's oldest and most experienced investment management organizations. The Company has not retained the services of an investment adviser on behalf of any of the Accounts because the Company seeks to achieve the investment objective of each Account by investing the Account's assets in its corresponding Portfolio.


     Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

     BMR manages the investments and affairs of each Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to each Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. Each Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments,
(iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker/dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvi) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (viii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.

     Each Portfolio pays BMR as compensation under the Investment Advisory Agreement a monthly fee equal to the aggregate of (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the Portfolio's total daily net assets in each Category as indicated below, plus
(b) a daily income based fee computed by applying the daily income rate applicable to that portion of the Portfolio's total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below.

THE NATIONAL PORTFOLIO AND CALIFORNIA PORTFOLIO

                                                            ANNUAL    DAILY
CATEGORY            DAILY NET ASSETS                     ASSET RATE INCOME RATE
--------            ----------------                     ---------- -----------
  1   up to $500 million................................    0.300%      3.00%
  2   $500 million but less than $1 billion.............    0.275%      2.75%
  3   $1 billion but less than $1.5 billion.............    0.250%      2.50%
  4   $1.5 billion but less than $2 billion.............    0.225%      2.25%
  5   $2 billion but less than $3 billion...............    0.200%      2.00%
  6   $3 billion and over...............................    0.175%      1.75%



     At September 30, 1995, the National Portfolio had net assets of $_________________. For the fiscal years ended September 30, 1995 and 1994 and for the period from February 1, 1993 (commencement of operations) to September 30, 1993, the National Portfolio paid advisory fees of $_________ (.45% of the Portfolio's average daily net assets), $9,648,375 (0.44% of the Portfolio's average daily net assets) and $5,557,586 (0.45% annualized of the Portfolio's average daily net assets), respectively. At September 30, 1995, the California Portfolio had net assets of $2,121,262. For the fiscal years ended September 30, 1995 and 1994 and for the period from May 3, 1993 (commencement of operations) to the fiscal year ended September 30, 1993, the California Portfolio paid advisory fees of $_______ (.50% of the Portfolio's average daily net assets), $_________ (____% of the Portfolio's average daily net assets), and $2,149,273 (0.49% annualized of the Portfolios average daily net assets), respectively.


THE MASSACHUSETTS PORTFOLIO, NEW YORK PORTFOLIO AND OHIO PORTFOLIO

                                                            ANNUAL    DAILY
CATEGORY            DAILY NET ASSETS                     ASSET RATE INCOME RATE
--------            ----------------                     ---------- -----------
  1   up to $20 million................................    0.100%      1.00%
  2   $20 million but less than $40 million............    0.200%      2.00%
  3   $40 million but less than $500 million..........     0.300%      3.00%
  4   $500 million but less than $1 billion............    0.275%      2.75%
  5   $1 billion but less than $1.5 billion............    0.250%      2.50%
  6   $1.5 billion but less than $2 billion............    0.225%      2.25%
  7   $2 billion but less than $3 billion..............    0.200%      2.00%
  8   $3 billion and over..............................    0.175%      1.75%



     At September 30, 1995, the Massachusetts Portfolio had net assets of $1,383,407. For the fiscal years ended September 30, 1995 and 1994 and for the period from February 1,

1993 (commencement of operations) to September 30, 1993, the Massachusetts Portfolio paid advisory fees of $_______ (.46% of the Portfolio's average daily net assets), $1,397,963 (0.46% of the Portfolio's average daily net assets) and $735,829 (0.45% annualized of the Portfolio's average daily net assets), respectively. At September 30, 1995, the New York Portfolio had net assets of $3,081,508. For the fiscal years ended September 30, 1995 and 1994 and for the period from February 1, 1993 (commencement of operations) to September 30, 1993, the New York Portfolio paid advisory fees of $_______ (.47% of the Portfolio's average daily net assets), $3,073,565 (0.46% of the Portfolio's average daily net assets) and $1,755,148 (0.46% annualized of the Portfolio's average daily net assets), respectively. At September 30, 1995, the Ohio Portfolio had net assets of $1,463,895. For the fiscal years ended September 30, 1995 and 1994 and for the period from February 1, 1993 (commencement of operations) to September 30, 1993, the Ohio Portfolio paid advisory fees of $_______ (.46% of the Portfolio's average daily net assets), $1,454,208 (0.45% of the Portfolio's average daily net assets) and $750,672 (0.44% annualized of the Portfolio's average daily net assets), respectively.


     The Investment Advisory Agreement with BMR will continue beyond its initial term so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.


     BMR is a wholly owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon

T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin
A. Rowland, Jr.  The Directors of EVC consist of the same persons and John G.
L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of October 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes and Otis are officers or Trustees of the Portfolios and are members of the EVC, BMR, Eaton Vance and EV organizations. Messrs. Fetter, Macintosh and O'Connor and Ms. Sanders, are officers or Trustees of the Portfolio and are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.



     Eaton Vance owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC also owns 21% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


     EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Portfolios and the Accounts, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Portfolios and such banks.

     Eaton Vance and the Company, on behalf of each Account, have entered into agreements (each, a Subscription Agreement collectively, the Subscription Agreements) whereby the Company has agreed to invest the assets of each Account in its corresponding Portfolio in exchange for a beneficial interest in the Portfolio initially equal in value to the net value of the assets of the Account conveyed to the Portfolio. Each Subscription Agreement provides that the respective Portfolio will indemnify the Company and the corresponding Account against any and all losses, claims, damages and liabilities arising out of any untrue statement or omission of material fact in the Portfolio's registration statement or any untrue statement or omission of material fact in the Account's registration statement made in reliance on written information supplied by Eaton Vance, the Portfolio or their affiliates for use therein. Each Subscription Agreement also provides that Eaton Vance will indemnify the Company and each Account against any and all losses, claims, damages, penalties and liabilities arising out of any failure of the Portfolio to correctly value its interests; comply with certain of the requirements of the Internal Revenue Code or the Investment
         Company Act; or certain copyright, trademark or license agreements in connection with the Portfolio's operations. The Company, on behalf of the respective Account, will indemnify the Portfolio against any and all losses, claims, damages and joint or several liabilities arising out of any untrue statement or omission of material fact in the Company's registration statement, financial statements or advertising or sales material unless the statement or omission were made in reliance on written information about the Portfolio provided by Eaton Vance, the Portfolio or their affiliates.


                         ADMINISTRATOR AND ACCOUNT EXPENSES

         THE ADMINISTRATOR. As set forth in the Prospectus, G.R. Phelps serves as the administrator of each Account, but currently receives no compensation for providing administrative services to an Account. Under an Administrative Services Agreement with each Account, G.R. Phelps has been engaged to administer each Account's affairs, subject to the supervision of the Directors of the Company. G.R. Phelps furnishes each Account with office space and all necessary office facilities, equipment and personnel for administering the Account's affairs. G.R. Phelps also compiles information and materials relating to each Account, the corresponding Portfolios, BMR and Eaton Vance and provides such information and materials to the Company's Board of Directors.

         EXPENSES OF THE ACCOUNTS. Each Account pays its own expenses including, without limitation: (i) expenses of maintaining the Account and continuing its existence, (ii) registration of the Company under the 1940 Act, (iii) auditing, accounting and legal expenses, (iv) taxes and interest, (v) governmental fees,
         (vi) expenses of issue, sale, repurchase and redemption of Account shares, (vii) expenses of registering and qualifying the Account and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Account and of the Account's principal underwriter, if any, as broker-dealer or agent under state securities laws,

         (viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor,
         (ix) expenses of reports to governmental officers and commissions,
         (x) insurance expenses, (xi) association membership dues,
         (xii) fees, expenses and disbursements of custodians for all services to the Account, (xiii) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Account,
         (xiv) expenses for servicing shareholder accounts, (xv) any direct charges to shareholders approved by the Directors of the Company,
         (xvi) compensation and expenses of Directors of the Company who are not "interested persons" of the Account, and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its Directors and officers with respect thereto.


                              DISTRIBUTION ARRANGEMENTS

              Connecticut Mutual Financial Services, L.L.C. ("CMFS") serves as the principal underwriter for each Account pursuant to an Underwriting Agreement initially approved by the Board of Directors of the Company. CMFS is a registered broker/dealer and member of the National Association of Securities Dealers, Inc.
         (NASD). Sales of the Accounts' shares to new investors has been indefinitely suspended. Shareholders with existing accounts in shares of one or more Accounts may continue to purchase shares of those Accounts. Shares will also continue to be offered for dividend reinvestment. Shares of each Account will be continuously offered and will be sold by registered representatives of CMFS and selected broker-dealers who have executed selling agreements with CMFS. CMFS bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of all sales commissions for sales of the Company shares and the printing and distribution of prospectuses to non-shareholders as well as of any advertising or sales literature. The Company bears the expenses of registering its shares with the Securities and Exchange Commission (SEC) and qualifying them with state regulatory authorities. CMFS has also agreed to assume certain of the Accounts' expenses as necessary to comply with expense limitations imposed by certain states in which shares of one or more of the Accounts may be registered and also as otherwise described in the Accounts' Prospectus. The Underwriting Agreement continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors who are not interested persons, as such term is defined in the Investment Company Act, of the Company (non-interested Directors) or parties to the Agreement and (ii) either (a) by the vote of a majority of the outstanding voting securities of each

         Account or (b) by the vote of a majority of the Board of Directors.


                             DISTRIBUTION FINANCING PLAN

              The Company on behalf of each Account has adopted Rule 12b-1 plans (each, a Rule 12b-1 Plan and together, the Rule 12b-1 Plans) designed to meet the requirements of Rule 12b-1 (Rule) under the 1940 Act and the requirements of the revised sales charge rule of the NASD. Pursuant to the Rule, each Rule 12b-1 Plan has been approved initially by the respective Account's initial sole shareholder on October 3, 1994 and by the non-interested Directors of the Company who have no direct or indirect financial interest in the Rule 12b-1 Plans (the "Qualified Directors") on June 24, 1994.




              Each Rule 12b-1 Plan provides that the affected Account may reimburse CMFS for amounts expended by CMFS to finance any activity which is primarily intended to result in the sale of shares of the Account or the provision of services to shareholders, provided the categories of expenses for which Account reimbursement is made are approved by the Directors. The Directors have approved the following categories of expenses for the Accounts: (A) distribution expenses that include (i) initial and ongoing sales compensation paid to registered representatives,
         (ii) direct out-of-pocket expenses incurred in connection with distribution of shares including expenses related to the printing of prospectuses and shareholder reports as well as the printing and distribution of sales literature and advertising materials, and (iii) overhead and branch office expenses of G.R. Phelps related to distribution of shares; and (B) service expenses which include payments to registered representatives who furnish personal and shareholder account maintenance services to shareholders.



              Distribution services and expenses for which CMFS may be compensated pursuant to the Rule 12b-1 Plans will include, without limitation: compensation to and expenses (including allocable overhead, travel and telephone expenses) of (i) brokers and dealers who are members of the NASD or their officers, sales representatives and employees, (ii) CMFS and any of its affiliates and any of their respective officers, sales representatives and employees, (iii) banks and their officers, sales representatives and employees, who engage in or support distribution of an Account's shares; printing of reports and prospectuses for other than existing shareholders; and preparation, printing and distribution of sales literature and advertising materials.



              Personal and account maintenance services for which CMFS or any of its affiliates, banks or dealers may be compensated pursuant to a Rule 12b-1 Plan include, without limitation: payments made to or on account of CMFS or any of its affiliates, banks, or other brokers and dealers who are members of the NASD or their officers, sales representatives and employees, who respond to inquiries of, and furnish assistance to, shareholders regarding their ownership of an Account's shares or their accounts or who provide similar services not otherwise provided by or on behalf of the affected Account.


              The amount of compensation paid for distribution-related services and expenses shall not exceed .25% of the average daily net assets of the affected Account attributable to such year. All compensation paid under a Rule 12b-1 Plan will be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors may determine.


              Each Rule 12b-1 Plan remains in effect for one year from the date of adoption and continues in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of a Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan(s) (Rule 12b-1 Directors) and (ii) all of the Directors then in office cast in person at a meeting (or meetings) called for the purpose of voting on Rule 12b-1 Plans. The Rule 12b-1 Plans may not be amended to increase materially the payments described herein without approval of the shareholders of the affected Account, and all material amendments of a Rule 12b-1 Plan must also be approved by the Directors of the Company in the manner described above. Each Rule 12b-1 Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or by a vote of a majority of the outstanding voting securities of the affected Account. Under the Rule 12b-1 Plans, the officers of the Company shall provide to the officers for their review, and the Directors shall review at least quarterly, a written report of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made.

              So long as a Rule 12b-1 Plan is in effect, the selection and nomination of Directors who are not interested persons of the Company shall be committed to the discretion of the Directors who are not such interested persons. The Directors have determined that in their judgment there is a reasonable likelihood that the Rule 12b-1 Plans will benefit the respective Accounts and their shareholders.

                          DETERMINATION OF NET ASSET VALUE

              The net asset value of the shares of each Account is determined by Investors Bank & Trust (IBT) (as agent and custodian for the Accounts) in the manner described under "Shareholder and Account Policies -- Transaction Details" in the Accounts' current prospectus. The net asset value of the Portfolio is also computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. Inasmuch as the market for State obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most State obligations held by a Portfolio, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Other assets are valued at fair value using methods determined in good faith by the Trustees. The Accounts and the Portfolios will be closed for business and will not price their respective shares or interests on the following business holidays:
         New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

              Each investor in a Portfolio, including the corresponding Account, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (Exchange) is open for trading (Portfolio Business Day) as of the close of regular trading on the Exchange (Portfolio Valuation Time). The value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction
         (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

              Each Account's maximum offering price per share is determined by adding the maximum sales charge to the net asset value per share.

                          PURCHASE AND REDEMPTION OF SHARES


              Sales of the Accounts' shares to new investors has been indefinitely suspended. Shareholders with existing accounts in shares of one or more Accounts may continue to purchase shares of those Accounts. Shares will also continue to be offered for dividend reinvestment. For information regarding the purchase of Account shares, see "Your Account -- How to Buy Shares" in the Accounts' Prospectus.


              For a description of how a shareholder may have an Account redeem his/her shares, or how he/she may sell shares, see "Your Account -- How to Sell Shares" in the Accounts' Prospectus.

              RIGHT OF ACCUMULATION. Each Account and each of the other mutual funds of the Company (collectively, the Connecticut Mutual Accounts) offer to all qualifying investors a Right of Accumulation under which investors are permitted to purchase shares of the Connecticut Mutual Accounts at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of the shares of the Connecticut Mutual Accounts. Acceptance of the purchase order is subject to confirmation of qualification. The right of accumulation may be amended or terminated at any time as to subsequent purchases.

              STATEMENT OF INTENTION. Any person may qualify for a reduced sales charge on purchases made within a thirteen-month period pursuant to a Statement of Intention (SOI). Shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the SOI. A shareholder may include, as an accumulation credit towards the completion of such SOI, the value of shares of all Connecticut Mutual Accounts owned by the shareholder. Such value is determined based on the public offering price on the date of the SOI. During the term of a SOI, NFDS, the Connecticut Mutual Accounts' transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the SOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the SOI has been purchased. An SOI does not obligate the investor to buy or the Connecticut Mutual Accounts to sell the indicated amount of the SOI. If a shareholder exceeds the specified amount of the SOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the SOI. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. If the specified amount of the SOI is not purchased, the shareholder shall remit to NFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the shareholder does not within twenty days after a written request by NFDS pay such difference in sales charge, NFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of Letters of Intent are available from your registered representative or from NFDS at 1-800-322-CMIA.

         DISTRIBUTIONS IN KIND. Each Portfolio has elected to be governed by Rule 18f-1 under the Investment Company Act. Under Rule 18f-1, each Portfolio must redeem the interest of its corresponding Account for cash except to the extent that the redemption payments during any 90 day period would exceed the lesser of $250,000 or 1% of the Portfolio's net asset value at the beginning of such period. If securities were distributed to a corresponding Account, the Account could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the corresponding Account. Securities distributed to an Account by its corresponding Portfolio would be valued for the purposes of making such payment at the same value as used in determining net asset value.

              In the event that an Account's decision to redeem its interest in the corresponding Portfolio results in a distribution in kind of Portfolio securities to the Account, the Account may in turn pay redemption requests by its shareholders by distributing portfolio securities to redeeming shareholders in accordance with the requirements of Rule 18f-1. A shareholder receiving such portfolio securities from an Account could incur brokerage, tax and other charges in converting such securities to cash.


                               INVESTMENT PERFORMANCE

              Each Account's average annual total return quotations and yield quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

         STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                   P(1+T) n = ERV

         Where:    P    =    a hypothetical initial payment of $1,000

                   T    =    average annual total return

                   n    =    number of years

                   ERV  =    ending redeemable value of the hypothetical
                             $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

         The computation above assumes that all dividends and distributions made by an Account are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

              One of the primary methods used to measure an Account's performance is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in an Account, over any period up to the lifetime of the Account. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge of 4.00% and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges will be higher than those that do reflect such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

              Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to an Account's mean account size.


              The charts below set forth certain performance information for the Accounts as of September 30, 1995. The past performance of the Accounts is no guarantee and is not necessarily indicative of their future performance. The Accounts' actual annual returns may vary significantly from past and future performance. Investment returns and the value of the shares of the Accounts will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below.


              VALUE OF A $1,000 INVESTMENT IN NATIONAL ACCOUNT:


                                           Total Return   Total Return
                                            Annualized     Annualized
              Investment     Investment    (excluding 4%  (including 4%
                Period          Date       sales charge)  sales charge)


            Life of Fund       10/3/94          %              %
            to 9/30/95



              VALUE OF A $1,000 INVESTMENT IN CALIFORNIA ACCOUNT:


                                           Total Return   Total Return
                                            Annualized     Annualized
              Investment     Investment    (excluding 4%  (including 4%
                Period          Date       sales charge)  sales charge)


            Life of Fund       10/3/94          %              %
            to 9/30/95



              VALUE OF A $1,000 INVESTMENT IN MASSACHUSETTS ACCOUNT:


                                           Total Return   Total Return
                                            Annualized     Annualized
              Investment     Investment    (excluding 4%  (including 4%
                Period          Date       sales charge)  sales charge)


            Life of Fund       10/3/94          %              %
            to 9/30/95



              VALUE OF A $1,000 INVESTMENT IN NEW YORK ACCOUNT:


                                           Total Return   Total Return
                                            Annualized     Annualized
              Investment     Investment    (excluding 4%  (including 4%
                Period          Date       sales charge)  sales charge)


            Life of Fund       10/3/94          %              %
            to 9/30/95



              VALUE OF A $1,000 INVESTMENT IN OHIO ACCOUNT:



                                           Total Return   Total Return
                                            Annualized     Annualized
              Investment     Investment    (excluding 4%  (including 4%
                Period          Date       sales charge)  sales charge)


            Life of Fund       10/3/94          %              %
            to 9/30/95



              Each Account may also publish its distribution rate and/or its effective distribution rate. An Account's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. An Account's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. An Account's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the corresponding Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on an Account's last monthly distribution. An Account's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Account during the month (see "Distributions and Taxes" in the Accounts' Prospectus).

              Other data that may be advertised or published about each Account include the average portfolio quality, the average portfolio maturity and the average portfolio duration.


         STANDARDIZED YIELD QUOTATIONS AND TAXABLE EQUIVALENT YIELD. An Account's yield is computed by dividing the Account's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Account on the last day of such base period in accordance with the following formula:

                   YIELD  = 2[  (a-b +1 ) 6 -1]
                                 cd

         Where:    a    =    net investment income earned during the period

                   b    =    net expenses accrued for the period

                   c    =    the average daily number of shares
                             outstanding during the period that were
                             entitled to receive dividends

                   d    =    the maximum offering price per share on the
                             last day of the period

         Net investment income will be determined in accordance with rules established by the SEC. The price per share will include the maximum sales charge (4.00%) imposed on purchases of Account shares which decreases with the amount of shares purchased.

              The Accounts may also from time to time advertise their taxable equivalent yield which is determined by dividing that portion of an Account's yield (calculated as described above) that is tax exempt by one minus the combined federal, state and, if applicable, city tax rates, adjusted to take into account the deductibility of state and, if applicable, city income taxes on an investor's federal tax returns and adding the product to that portion, if any, of the Account's yield that is not tax exempt.


              The SEC standardized yield for the one month period ending September 30, 1995 for National Account, California Account, Massachusetts Account, New York Account and Ohio Account was ____%, ____%, ____%, ___% and ____%, respectively. The taxable equivalent yield for the same period for National Account, California Account, Massachusetts Account, New York Account and Ohio Account was _____%, _____%, _____%, ____% and _____%,
         respectively.   Taxable equivalent yield is based on the
         respective state's top combined tax bracket. The actual yield and tax-equivalent yield of the Accounts may vary significantly from their past and future yields. Past yields of the Accounts are no guarantee and are not necessarily indicative of the future yields of the Accounts.


              For a description of how to compare yields on municipal bonds and taxable securities and of certain other assumptions made in computing taxable equivalent yields, see the Taxable Equivalent Yield Tables set forth in Appendix B.

         GENERAL INFORMATION. The following publications and other newspapers and business and financial publications may be cited in each Account's advertising and in shareholder materials which contain articles describing investment results or other data relative to one or more of the Accounts.

         Broker World                       Value Line
         Across the Board                   Financial World
         American Banker                    Advertising Age
         Best's Review                      Barron's
         Business Month                     Business Insurance
         Changing Times                     Business Week
         Economist                          Consumer Reports
         Forbes                             Financial Planning
         Inc.                               Fortune
         Insurance Forum                    Institutional Investor
         Insurance Week                     Insurance Sales
         Journal of the American Society    Journal of Accountancy
           of CLU & ChFC                    Journal of Commerce
         Life Insurance Selling             Life Association News
         Lipper Analytical Services, Inc.   Manager's Magazine
         MarketFacts                        Money
         National Underwriter               Nation's Business
         New Choices (formerly 50 Plus)     New York Times
         Pension World                      Pensions & Investments
         Rough Notes                        Round the Table
         U.S. Banker                        Wall Street Journal
         Working Woman                      Morningstar, Inc.
         Financial Services Week            Wiesenberger Investment
          Kiplinger's Personal Finance        Service
         Registered Representative          Medical Economics
         U.S. News & World Report           Investment Advisor
         CDA                                Tillinghast
         Financial Times                    American Agent and Broker
         Insurance Product News             Insurance Times
         LIMRA's Marketfacts                Professional Insurance Agents
         Investment Dealers Digest          Insurance Review Investor's
         Business Daily                     Insurance Advocate Independent
         Agent                              Professional Agent
         California Broker                  Life Times
         Hartford Courant                   New England Business
         Entrepreneur                       Entrepreneurial Woman
         USA Today                          Business Marketing
         Adweek                             Independent Business
         Newsweek                           Time
         Success                            The Standard
         The Boston Globe                   Crain's
         The Washington Post                United Press International
         Associated Press                   Bloomberg
         Reuter's                           Business News Features
         Business Wire                      Knight-Ridder
         Dow Jones News Service             Consumer Digest

              From time to time the Company may publish the sales of shares of one or more of the Accounts on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.


                                        TAXES

         FEDERAL INCOME TAXES

              See "Dividends, Capital Gains and Taxes" in the Accounts' current prospectus.


              Each series of the Company is treated as a separate entity for federal income tax purposes. Each Account has elected to or intends to elect to be treated and to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Account intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Account. Because each Account invests substantially all of its assets in the corresponding Portfolio, the Portfolios normally must satisfy the applicable source of income and diversification requirements in order for the Accounts to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding Account, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, each Account will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and (ii) to be entitled to the gross income of such Portfolio attributable to such share.

              In order to avoid federal excise tax on an Account, the Code requires that such Account distribute by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any taxable income and gains from the prior year (as previously computed) that was not paid out during such year and on which the Account paid no federal income tax.


              A Portfolio's investment in zero coupon and certain other securities issued with original issue discount will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio, and in order for the corresponding Account to distribute its proportionate share of this income and avoid a tax, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that such Account may withdraw from the Portfolio for subsequent distribution to Account shareholders.

              Investments in lower-rated or unrated securities may present special tax issues for a Portfolio and hence for the corresponding Account to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.


              An Account's distributions of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for an Account to be entitled to pay the tax-exempt interest income allocated to it by the corresponding Portfolio as exempt-interest dividends to its shareholders, the Account must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations described in Section 103(a) of the Code, the interest on which is exempt from regular federal income tax. For purposes of applying this 50% requirement, each Account will be deemed to own its proportionate share of each of the assets of the corresponding Portfolio, and each Portfolio currently intends to invest its assets in a manner such that the corresponding Account can meet this 50% requirement. Interest on certain municipal obligations (including an Account's distributions thereof) is treated as a tax preference item for purposes of the federal alternative minimum tax, and all exempt-interest dividends will be taken into account in calculating liability for alternative minimum tax, if any, for corporate shareholders. Shareholders of the Accounts are required to report tax-exempt interest on their federal income tax returns and will receive appropriate information from the Accounts.


              From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Portfolios and the value of the securities held by the Portfolios may be affected.

              In the course of managing its investments, each Portfolio may realize some short-term and long-term capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. Any distributions by an Account of its share of such capital gains (after reduction by any capital loss carryforwards) would be taxable to shareholders of the Account. Distributions of other taxable income, such as income from repurchase agreements or securities lending, would also be taxable. However, it is expected that such taxable amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by each Portfolio and allocated to the corresponding Account. Certain distributions declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

              A Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of Account distributions to shareholders.
         For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding period of Portfolio securities and conversion of short-term into long-term capital losses. Each Portfolio may have to limit its activities in options and futures contracts in order to enable the corresponding Account to maintain its qualification as a regulated investment company.


              Any loss realized upon the sale or exchange of shares of an Account with a tax holding period of 6 months or less will be disallowed to the extent the shareholder has received tax-exempt interest (i.e., exempt-interest dividends) with respect to such shares and, to the extent not thus allowed, will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares.

              At the time of an investor's purchase of shares of an Account, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Account's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.



              Amounts paid by an Account to individuals and certain other shareholders who have not provided the Account with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Account has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Account's taxable dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. However, backup withholding may not be required if an Account reasonably estimates that at least 95% of its distributions will consist of exempt-interest dividends. An individual's taxpayer identification number is generally his or her social security number.



              Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on an Account's distributions from its ordinary (taxable) income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of an Account's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of an Account generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certification regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in an Account.


              The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to the federal, state, local and foreign tax consequences of investing in an Account.

         CALIFORNIA STATE AND LOCAL TAX MATTERS

              In any year in which the California Account qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code and has no liability for federal income tax, the California Account also will have no liability for the California Bank and Corporation tax.

              Individuals, estates or trusts who are shareholders of the California Account and who otherwise are subject to the California personal income tax will not be subject to California personal income tax on distributions received from the California Account to the extent such distributions are attributable to interest on obligations the interest on which is exempt under either federal or California law from taxation by the State of California, provided that at least 50% of the California Account's assets at the close of each quarter of its taxable year is invested in such obligations.

              Distributions from the California Account which are attributable to sources other than those in the preceding sentence will generally be taxable to such individual shareholders as ordinary income. Distributions of the California Account's net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gains for California personal income tax purposes. In addition, distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

              Distributions of investment income and long-term and short-term capital gains from the California Account will not be excluded from taxable income in determining California corporate taxes for corporate shareholders. However, distributions of the California Account's net capital gains are treated as long-term capital gains for California corporate tax purposes. In addition, distributions may be includable in income subject to the alternative minimum tax.

              Shares of the California Account will not be subject to the California property tax.

              California tax law resembles federal tax law in restricting the deductibility of interest on indebtedness incurred by shareholders to purchase shares and the allowance of losses realized by a shareholder upon the sale or redemption of shares.

         MASSACHUSETTS STATE AND LOCAL TAX MATTERS


              See "Dividends, Capital Gains and Taxes -- State Income Taxation" in the Accounts' Prospectus. Beginning in 1996, long-term capital gains will generally be taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the asset (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. The legislation does not specify, and it is accordingly not clear, what Massachusetts tax rate will be applicable to capital gain dividends for the taxable years beginning after 1995.


         NEW YORK STATE AND LOCAL TAX MATTERS

              In any year in which the New York Account is subject to New York taxation, qualifies as a regulated investment company under Subchapter M of the Code and incurs no federal income tax, the New York Account will not be required to pay any New York State franchise tax or New York City general corporation tax, with the possible exception of certain nominal minimum taxes.

              Distributions from the New York Account will not be excluded from net income and shares of the New York Account will not be excluded from investment capital in determining New York State or City franchise and corporation taxes for corporate shareholders.

              Shares of the New York Account will not be subject to the New York State or City property tax.

              See "Dividends, Capital Gains and Taxes -- State Income Taxation" in the Company's prospectus for a further discussion of New York tax matters.


         OHIO STATE AND LOCAL TAX MATTERS


              Under Ohio law, provided that the Ohio Account qualifies, elects to be treated, and continues to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Account consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (but excluding obligations of United States territories or possessions) (a fund satisfying such requirements being referred to herein as a "Qualified Account"), distributions by the Ohio Account will be exempt from the Ohio personal income tax, the net income base of the Ohio Corporation franchise tax, and any municipal and school district income taxes in Ohio to the extent such distributions are properly attributable to (1) interest payments on Ohio Obligations, and (2) profits, including "capital gain dividends," as defined in the Code, made on the sale, exchange, or other disposition of Ohio Obligations. The status of the Ohio Account as a Qualified Account will be determined by treating the Ohio Account as owning its proportionate share of the assets owned by the Ohio Portfolio. Shares of the Ohio Account will not be excluded from the net worth base of the Ohio corporation franchise tax.

              Distributions by the Ohio Account that are properly attributable to interest on obligations of the United States or the governments of Puerto Rico, the Virgin Islands or Guam or their authorities or municipalities that is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, and municipal and school district income taxes in Ohio.

                           PORTFOLIO SECURITY TRANSACTIONS

              Decisions concerning the execution of portfolio security transactions on behalf of each Portfolio, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

              BMR places the portfolio security transactions of each Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to each Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal obligations purchased and sold by each Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the "spread." Each Portfolio may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that a Portfolio will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Portfolio will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Portfolio and BMR's other clients for providing brokerage and research services to BMR.

              As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion, in making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


              It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (Research Services) from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker/dealer through which such Research Service was obtained. The advisory fee paid by a Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.


              Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

              Municipal obligations considered as investments for a Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among each Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by a Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to a Portfolio from time to time, it is the opinion of the Directors of the

         Company and the Trustees of the Portfolios that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


              For the fiscal year ended September 30, 1995, the Portfolios did not pay any brokerage commissions.


                                      CUSTODIAN


              Investors Bank & Trust Company (IBT), 89 South Street, Boston, Massachusetts 02111, acts as custodian for each Account and its corresponding Portfolio. IBT has the custody of all cash and securities representing each Account's interest in its corresponding Portfolio, has custody of all the Portfolios' assets, maintains the general ledgers of the Portfolios and the corresponding Accounts and computes the daily net asset value of interests in each Portfolio and the net asset value of shares of the Portfolio's corresponding Account. In such capacity, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolios' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from each Account and its corresponding Portfolio. IBT charges custody fees which are competitive within the industry. A portion of the custody fee for each investment company served by IBT is based upon a schedule of percentages applied to the aggregate assets of those investment companies managed by BMR or Eaton Vance, or affiliates thereof for which IBT serves as custodian, the fees so determined being then allocated among such investment companies relative to their size. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. In addition, each investment company pays a fee based on the number of portfolio transactions and a fee for bookkeeping and valuation services. Landon T. Clay, a Director of EVC and an Officer, Trustee or Director of other members of the Eaton Vance organization, owns approximately 13% of the stock of IBT. Management believes that such ownership does not create an affiliated person relationship between the Portfolios and IBT under the 1940 Act.



                      INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

              Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Portfolios. Arthur Andersen LLP, One Financial Plaza, Hartford, Connecticut, are the independent public accountants of the Accounts. Deloitte & Touche LLP and Arthur Andersen LLP provide audit services and consultation with respect to the preparation of filings with the SEC for the Portfolios and the Accounts, respectively. In addition, Deloitte & Touche LLP provides tax return preparation and assistance to the Portfolios.


                                  OTHER INFORMATION


              Connecticut Mutual Life Insurance Company (CML) has granted the Company the right to use the name, "Connecticut Mutual," and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. CML was founded in 1846 and is one of the nation's largest mutual life insurance companies with nearly 150 years of experience and assets of $11.7 billion and $70 billion of life insurance in force. CML has over
         1.2 million policyholders and offers a broad range of insurance, retirement and investment products in all 50 states, Puerto Rico and the District of Columbia through a network of general agents and more than 21,100 career agents and brokers.



                                FINANCIAL STATEMENTS


              The audited financial statements of each Account as of September 30, 1995, together with the notes thereto and the report of Arthur Anderson LLP, and each Portfolio's audited financial statements as of September 30, 1995, together with the notes thereto and the report of Deloitte & Touche LLP are attached to this Statement of Additional Information.

                                                                 APPENDIX A



         RISKS OF CONCENTRATION. The following information is given to investors in view of the Portfolios' policies of investing at least 65% of their investments in issuers of their respective states. Because such Portfolios will ordinarily invest a significant portion of their respective assets in obligations of a particular state, each such Portfolio is more susceptible to factors affecting issuers in that particular state than is a comparable municipal bond fund not investing to such an extent in the obligations of issuers located in a single state.


              This information is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information with respect to any state. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers in the respective states.

         CALIFORNIA OBLIGATIONS. As used in this Statement of Additional Information (SAI), the term California obligations refers to debt obligations issued by the State of California and its political subdivisions (for example, counties, cities, towns, districts and authorities) and the governments of Puerto Rico, the U.S. Virgin islands and Guam (the "Territories"), the interest on which is exempt from both regular Federal income tax and California personal income tax. In assessing the Federal income tax treatment of interest on any such obligation, the California Portfolio will generally rely on an opinion of counsel obtained by the issuer and will not undertake any independent verification of the basis for the opinion. Such bonds are issued to obtain funds for various public and private purposes.

              CONSTITUTIONAL LIMITATIONS ON TAXES AND APPROPRIATIONS

         LIMITATION ON TAXES. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on certain voter-approved bonded indebtedness.

              Under Article XIII A, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13. The U.S. Supreme Court recently heard one of these lawsuits, and on June 18, 1992 announced a decision upholding Proposition 13.

              Article XIII A prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." A California Supreme Court decision, however, allowed the levy, without voter approval, of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to reenact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

         APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by
         Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Proposition 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

              Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and
         (5) appropriations made in certain cases of emergency.


              The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. "Excess" revenues are measured over a two-year cycle. Local governments, must return any excess to taxpayers by rate reductions. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limit for up to four years.


              Because of the complex nature of Articles XIII A and XIII B of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
         Article XIII A or Article XIII B on California municipal obligations or on the ability of the State or local' governments to pay debt service on such obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIII A or Article XIII B, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

              OBLIGATIONS OF THE STATE OF CALIFORNIA


              As of April 1, 1995, the State had approximately $19.2 billion of general obligation bonds outstanding, and $3.3 billion remained authorized but unissued. In addition, at June 30, 1994, the State had lease-purchase obligations, payable from the State's general fund, of approximately $6.0 billion with authorized but unissued lease purchase debt of $1.3 billion. The State's outstanding general obligation bond debt had gradually risen in recent years: from approximately $15.9 billion in 1991-92 to approximately $19.2 billion in 1994-95. Of the State's outstanding general obligation debt, approximately 22% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the general fund for debt service payments). Three general obligation bond propositions, totalling $3.7 billion, were approved by voters in 1992. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

              As of the date of this SAI, general obligation bonds issued by the State of California are rated A1, A and A by Moody's, S&P and Fitch, respectively. Starting in 1991 and continuing through the middle of 1994, there has been a relatively steady deterioration in the State's general obligation bond rating. On July 15, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "AA" to "A1," S&P lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch lowered its rating from "AA" to "A." An explanation of such actions may be obtained only from the respective rating agencies. Future deterioration in the State's fiscal condition could result in additional downgrades by the rating agencies.

              RECENT FINANCIAL RESULTS


              Since the start of the 1990-91 fiscal year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and have continued through the end of 1993. Following Department of Finance projections that non-farm employment levels would be stable in 1994, employment grew 3% between November 1993 and November 1994. However, unemployment is expected to remain well above the national average through 1994.


              The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92, and were essentially equal in 1992-93. By June 30, 1993, according to the Department of Finance, the State's Special Fund for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act incorporated a Deficit Retirement Plan to repay this deficit over two fiscal years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.0 billion. As a result of the continuing recession, the excess of revenues over expenditures for the fiscal year was only about $522 million. Thus the accumulated budget deficit at June 30, 1994 was approximately $2.0 billion, and the deficit will not be retired by June 30, 1995 as planned.


              The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

              The 1994-95 Budget Act is projected to have $41.9 billion of General Fund revenues and transfers and $40.0 billion of budget expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.


              1993-94 BUDGET. The 1993-94 budget represented the third consecutive year of extremely difficult budget choices for the State, in view of the continuing recession. The budget act, signed on June 30, 1993, provided for General Fund expenditures of $38.5 billion, a 6.3% decline from the prior year. Revenues were projected at $40.6 billion, about $400 million below the prior year. To bring the budget into balance, the budget act and related legislation provided for transfer of $2.6 billion of local property taxes to school districts, thus relieving State support obligations; reductions in health and welfare expenditures; reductions in support for higher education institutions; a two-year suspension of the renters' tax credit; and miscellaneous cuts in general government spending and certain one-time and accounting adjustments. There were no general State tax increases, but a 0.5% temporary State sales tax scheduled to expire on June 30 was extended for six months, and dedicated to support local government public safety costs.


              Revenues for 1993-94 were $800 million lower than original projections, and expenditures were $780 million higher as a result of higher health and welfare caseloads, lower property taxes and lower than anticipated Federal government payments for immigration-related costs.

              1994-95 BUDGET. The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Budget recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget projects operating surpluses for the budget for both 1994-1995 and 1995-1996, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.



              The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improving economy. The Budget Act projects the effective receipt of about $770 million from the Federal Government, $360 million of which is to reimburse the State's cost for immigrant-related expenses and the balance is attributable to federal subventions thus reducing State expenditures. Little or none of this money is now expected to be received. The Legislature took no action on a proposal in the January Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.
         The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The Governor's 1995-1996 budget proposal of January, 1995 included an upward revision of General Fund revenues to $42.4 billion for the 1994-1995 fiscal year.



              The 1994-94 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The
         Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit for 1995, saving about $390 million in the 1995-96 Fiscal Year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and certain warrants.
         Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment Law, enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year. The State's severe financial difficulties for the current budget year will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on State aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that the State will not face budget gaps in the future.

              PROPOSED 1995-96 BUDGET.

              On January 10, 1995, the Governor presented his proposed fiscal year 1995-96 Budget. This budget projects total General Fund revenues and transfers of $42.5 billion, and expenditures of $41.7 billion, to complete the elimination of the accumulated budget deficits from earlier years. However, this proposal leaves no cushion, as the projected budget reserve at June 30, 1996 would be only about $92 million. While proposing increases in funding for schools, universities and corrections, the Governor proposes further cuts in welfare programs, and a continuation of the "realignment" of functions with counties which would save the State about $240 million. The Governor also expects about $800 million in new federal aid for the State's costs of incarcerating and educating illegal immigrants. The Budget proposal also does not account for possible additional costs if the State loses its appeals on lawsuits which are currently pending concerning such matters as school funding and pension payments, but these appeals could take several years to resolve. Part of the Governor's proposal also is a 15% cut in personal income and corporate taxes, to be phased in over three years, starting with calendar year 1996 (which would have only a small impact on 1995-96 income).


              LEGAL PROCEEDINGS

              The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

              ECONOMY


              California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 31 million represents 12.3% of the total United States population and grew by 27% in the 1980s. Total personal income in the State, at an estimated $683 billion in 1993, accounts for about 13% of all personal income in the nation.



              Reports issued by the State Department of Finance and the Commission on State Finance indicate that the State's economy is recovering from its worst recession since the 1930s. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade. California's unemployment rate was 7.9% in April, 1995, a significant improvement over the previous year's level of 9.3% but still above the national rate of 5.8%.

              OTHER CONSIDERATIONS

              On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% of its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the California Portfolio did hold bonds of some of the government units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurance that these holdings will maintain their current ratings and/or liquidity in the market.

              Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.


              In early July, 1995, Orange County filed a proposal with the bankruptcy court that would require holders of the County's short-term notes to wait a year before being repaid. The existence of this proposal and its adoption could disrupt the market for short-term debt in California and possibly drive up the State's borrowing costs.

              The repayment of industrial development securities and other obligations secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

              Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a major natural disaster such as an earthquake), or there is a deemphasis or reallocation of property taxes by legislation or initiative, the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

              Proposition 87, approved by California voters in 1988, required that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay the entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

              The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

              Certain California obligations may be payable solely from the revenues of health care institutions. Such revenues may be negatively affected by efforts of the State and of private health plans and insurers to contract with such institutions for fixed, discounted payments for services to Medicaid and insurance beneficiaries. Such California obligations may be insured by the state. In the event of a default by the health care institution, the state has the option of issuing replacement debentures payable from a reserve fund. However, this reserve fund has been found to be under-funded in a study conducted in 1986 and is subject to reappropriation by the California Legislature for other purposes.

              Certain California obligations may be secured by real estate mortgages or deeds of trust. California has several statutory provisions that may limit the remedies of secured creditors, such as issuers of California obligations. A creditor's right to obtain a deficiency judgment is barred when a foreclosure is accomplished through a nonjudicial trustee's sale. A secured creditor is also required to exhaust its real property security by foreclosure before bringing a personal action against the debtor. Any deficiency judgment following a judicial sale of foreclosed property is limited to the excess of the outstanding debt over the fair value of the property at the time of sale, even if the actual bids at such sale were lower than such value. Finally, the debtor has the right to redeem the foreclosed property from any judicial foreclosure sale that could result in a deficiency judgment.

              Due to certain limitations on a creditor's private powers of sale after foreclosure, the effective minimum period for foreclosing on a mortgage could exceed seven months after the initial default. Such delays in collections could disrupt the flow of revenues to an issuer for the payment of debt service on California obligations secured by real estate mortgages. In some cases, the nonjudicial sale of property by an issuer could be precluded as a violation of constitutional due process.

              Under California's anti-deficiency law, there is no personal recourse against a mortgagor of a single family residence purchased with a loan secured by a mortgage. California law also limits the charges that may be imposed with respect to voluntary mortgage prepayments. These provisions could affect the flow of revenues available for debt service to the issuers of California obligations secured by single family home mortgages.


              Substantially all of California is within an active geologic region subject to major seismic activity. Any California municipal obligation in the California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deduction for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates;
         (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

              On January 17, 1994, an earthquake struck Los Angeles causing significant damage to public and private structures and facilities. Although some individuals and businesses suffered losses totalling in the billions of dollars, the overall effect of the earthquake on the regional and State economy is not expected to be serious.

              The State has shifted responsibility for certain health and welfare programs and provided the counties with increased taxing powers to cover their costs. While the State expects that the increased taxes will be sufficient to cover increased costs, there can be no assurance that this will be the case. If the increased costs are not covered by the increased taxes, the counties will be responsible to fund the difference. Any added expenditures in excess of increased revenues and subsequent adverse effect upon county finances would likely have a negative impact upon individual county and local bond prices.

         OTHER OBLIGATIONS OF PARTICULAR TYPES OF ISSUERS. The California Portfolio may invest 25% or more of its total assets in California
         obligations of the same type.   There could be economic, business
         or political developments which might affect all California obligations of a similar type. In particular, investments in certain of the bonds listed above might involve without limitation the following risks.

              California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds.
         Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

              Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

              Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. In October, 1992, the California Superior Court of Contra Costa County, in which Richmond is situated, dismissed a motion filed by the Trustee to force Richmond to start budgeting payments on the defaulted certificates of participation. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. On December 11, 1992 the judge in the case ruled that default certificates of participation were constitutional. After the State Legislature enacted certain "bail-out" legislation effectively guaranteeing lease rental payments, refunding certificates were issued and the litigation was settled.

         MASSACHUSETTS OBLIGATIONS. As used in this SAI, the term "Massachusetts obligations" refers to debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions (for example, counties, cities, towns, districts and authorities) and the governments of the Territories, the interest on which is exempt from both regular Federal income tax and Massachusetts state personal income taxes. In assessing the Federal income tax treatment of interest on any such obligation, the Portfolio will generally rely on an opinion of counsel obtained by the issuer and will not undertake any independent verification of the basis for the opinion. Such bonds are issued to obtain funds for various public and private purposes.


         OBLIGATIONS OF COMMONWEALTH OF MASSACHUSETTS AND POLITICAL SUBDIVISIONS THEREUNDER. Beginning in 1989, the Commonwealth's economy slowed significantly. Most of the employment growth during this period was experienced in the services and trade sectors of the economy, while the manufacturing sector continues to suffer employment losses. Like most other industrial states, Massachusetts has seen a shift in employment from manufacturing to more technology and service-based industries. Between 1992 and 1993, per capita personal income in Massachusetts increased 0.7% as compared to 0.2% for the nation as a whole. The unemployment rate for the Commonwealth fell from 6.2% in December 1993 to 5.7% for December 1994. The national unemployment rate for December 1994 was 5.4%, changed from 6.4% in December 1994.



              1994 FISCAL YEAR. The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totalled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to 1994 while tax revenues increased by 6.8% for the same period



              Commonwealth budgeted expenditures and other uses in fiscal 1994 totalled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.



              In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation. This legislation required an increase in expenditures for education purposes above fiscal 1993 base spending of $1.288 billion of approximately $175 million in fiscal 1994. The Executive Office for Administration and Finance expects annual increases in expenditures above the fiscal 1993 base spending of $1.288 billion (after the expenditure of approximately $396 million in fiscal
         1995) of $628 million in fiscal 1996 and $868 million in fiscal 1997. Additional annual increases are also expected in later fiscal years.



              On June 21, 1995 the Governor signed into law a $16.8 billion budget for fiscal 1996. Most programs are level funded under the fiscal plan, which represents a 2.6% increase over the fiscal 1995 budget. However, as projected, Commonwealth aid to cities and towns, including a $232 million hike in education funding, rose 8.3%. The budget projects that the Commonwealth will collect $11.6 billion in tax revenues during the coming year.



              Major infrastructure projects are anticipated over the next decade. It is currently anticipated that the federal government will assume responsibility for approximately 90% of the $5 billion cost. The projects include the depression of the central artery which traverses the City of Boston and the construction of a third harbor tunnel linking downtown Boston to Logan Airport.


              The fiscal viability of the Commonwealth's authorities and municipalities is inextricably linked to that of the Commonwealth. The Commonwealth guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the Commonwealth and their debt ratings may be adversely affected by a negative change in those of the Commonwealth.


              Massachusetts' municipal governments are constrained in their ability to increase local revenues by an initiative passed in 1980, "Proposition 2 ." Proposition 2 limits the amount of property taxes that can be levied in a fiscal year to the lower of 2.5% of fair value or 102.5% of the previous year's levy unless overridden by a majority of local voters. Proposition 2 also limits the amount the municipality can be charged by certain government entities such as counties. While Proposition 2 is not a constitutional question and can therefore be amended or abolished by the legislature, no significant challenge has been raised since it took effect. Increased revenues received by the state and passed on to local governments during the 1980s ameliorated the effect of this initiative and made local governments in Massachusetts more dependent on state aid than those in other states. Therefore, the recent fiscal problems encountered by the state have amplified the economic and fiscal problems encountered by cities and towns throughout the Commonwealth. A continuation of the Commonwealth's fiscal problems resulting in further local aid reductions could, in the absence of overrides, result in payment defaults by local cities and towns and/or ratings downgrades resulting in an erosion of their market value.


         NEW YORK OBLIGATIONS. As used in this SAI, the term "New York obligations" refers to debt obligations issued by the State of New York and its political subdivisions (for example, counties, cities, towns, districts and authorities) and the Territories, the interest on which is exempt from both regular Federal income tax and New York State and New York City income taxes. In assessing the Federal income tax treatment of interest on any such obligation, the Portfolio will generally rely on an opinion of counsel obtained by the issuer and will not undertake any independent verification of the basis for the opinion. Such bonds are issued to obtain funds for various public and private purposes.


              The recession lasted longer in New York and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been below the national average primarily due to significant cutbacks in the computer, manufacturing, defense and banking industries. New York's economy is expected to continue to expand modestly during 1995 with a pronounced slow-down during the course of the year. The unemployment rate for the State for 1995 is projected to be 6.4%, compared to the national rate of 5.6%. New York City's unemployment rate was 8.1% in June 1995, down from 8.5% a year earlier.



              For the fiscal year 1991-92, the State incurred an operating deficit in the General Fund of $575 million, which, after a $44 million withdrawal from the Tax Stabilization Reserve Fund, was financed through the public issuance of $531 million of 1992 Deficit Notes on March 30, 1992.



              In the 1992-1993 fiscal year, the State began the process of financial reform closing the fiscal year with fund surpluses totalling $738 million. The 1992-1993 fiscal year marked the first time in four years that the state did not have to issue deficit notes to close a budget gap.



              The 1993-1994 fiscal year ended with combined fund balances of $1.539 billion due to an improving national economy, State employment growth, better than projected tax collections and disbursements that were below projections.



              The 1994-1995 fiscal year, which included tax reductions of $476 million, closed with the General Fund in balance and positive fund balances of $157 million and $1 million in the Tax Stabilization reserve Fund and the Contingency Reserve Fund, respectively. Tax revenues for the fiscal year fell short of original projections by $1.16 billion, the shortfall being offset by disbursements which were lower than projected and planned spending reductions.

              The 1995-1996 fiscal year budget, adopted in June 1995, includes a planned three-year 20% reduction in the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations. The 1995-1996 State Financial Plan, based on the enacted budget, includes gap-closing actions to offset a previously projected budget gap of $5 billion, the largest in the State's history. Such gap-closing actions include, among others, substantial reductions in social and medical entitlement programs, reductions in State services and capital programs and increased lottery revenues. There can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1995-1996 fiscal year.



              In 1994 and 1995, the State legislature passed a proposed constitutional amendment on debt reform. The proposed amendment would permit the State to issue non-voter approved revenue Bonds secured by a pledge of certain tax receipts, up to a cap equal to 5% of State personal income. If approved by the voters in November 1995, such amendment would become effective January 1, 1996.



              During the past several years, the State has been forced to borrow on a seasonal basis due to cash flow timing problems. In June 1990, the LGAC was formed as a public benefit corporation for the purpose of issuing long term obligations designed to eliminate this need. The legislation which created the LGAC specified that the obligations will be amortized over no more than 30 years and put a $4.7 billion dollar cap, net of LGAC proceeds, on the seasonal borrowing program. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. This cap may be exceeded in cases where the Governor and the legislature have certified the need for additional borrowing and have devised a method for reducing it back to the cap no later than the fourth fiscal year after the limit is exceeded. If this cap were to be exceeded, it could result in action by the rating agencies which could adversely affect prices of bonds held by the New York Portfolio.



              In 1975, New York City encountered severe financial difficulties which impaired and continues to impair the borrowing ability of the City. For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles.
         Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City implemented various actions to close budget gaps of $3.3 billion, $2.1 billion and $3.5 billion for the 1992, 1994 and 1995 fiscal years, respectively. Such actions included, among others, tax increases, service and personnel reductions, productivity savings, debt refinancings, asset sales and cost savings related to employee benefits. For the 1996 fiscal year, the City has projected a budget gap of $3.1 billion and has proposed to implement various gap-closing actions to balance the 1996 fiscal year budget including, among others, substantial reductions in entitlement programs, service and personnel reductions, cost saving initiatives related to labor and pension costs and increases in certain lease and fee payments due the City. The City currently projects budget gaps of $888 million, $1.459 billion and $1.484 billion for its 1997, 1998 and 1999 fiscal years, respectively. The City's gap-closing plans for the 1997 through 1999 fiscal years include reductions in City agency expenditures and cost saving actions related to entitlement programs and procurement. There can be no assurance that additional gap-closing measures will not be required, the implementation of which could adversely affect the City's economic base, and there is no assurance that such measures will enable the City to achieve a balanced budget, as required by State law, for any of the 1996 through 1999 fiscal years. The fiscal health of New York City, which is the largest issuer of municipal bonds in the country and a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout the State. Bond values of the Municipal Assistance Corporation, the State of New York, the New York Local Government Assistance Corporation, the New York State Dormitory Authority, the New York City Municipal Water Finance Authority and The Metropolitan Transportation Authority would be particularly affected by serious financial difficulties encountered by New York City. The Portfolio could be expected to hold bonds issued by many, if not all of these issuers, at any given time.



              Moody's rates the City's general obligation bonds "Baa1" and Fitch rates such bonds "A-". On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+. S&P stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend to using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on obligations held by the Portfolio.


              The State's economic and fiscal viability are mutually and intricately tied to those of its authorities and localities, which make up the major portion of State bond issuance. Any serious financial difficulties encountered by these entities, including their inability to access capital markets, would have a significant, adverse effect upon the value of bonds issued elsewhere within the State and thus upon the value of the interests in the New York Portfolio. State plans to reduce aid to local cities and towns may have a negative impact on municipal finances and ratings throughout the State. Such ratings changes could erode the value of their bonds and for lead to defaults.

              The State either guarantees or supports through lease-purchase agreements or contractual obligations, financing arrangements or through moral obligation provisions, a large amount of Authority indebtedness. While debt service is normally paid out of revenues generated by the projects of the Authorities, the State has, from time to time, had to appropriate large amounts in recent years to enable the Authorities to meet their financial obligations and, in some cases, to prevent default. Certain authorities continue to show financial weakness due to the economy.

         OHIO OBLIGATIONS. As used in this SAI, the term "Ohio obligations" refers to debt obligations issued by the state of Ohio and its political subdivisions (for example, counties, cities, towns, districts and authorities) and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which is exempt from both regular Federal income tax and Ohio State personal income taxes. In assessing the Federal income tax treatment of interest on any such obligation, the Portfolio will generally rely on an opinion of counsel obtained by the issuer and will not undertake any independent verification of the basis for the opinion. Such bonds are issued to obtain funds for various public and private purposes.


         CERTAIN CONSIDERATIONS. During the 1980s, Ohio's economy underperformed the nation's. The State's economic performance was reflected in below average earnings growth, declining per capita personal income as a percentage of the U.S. and unemployment rates consistently below the national unemployment rates. Ohio's economic base was cyclical in nature due to its reliance on durable goods manufacturing of steel, rubber products and household appliances though largely concentrated in motor vehicles and equipment manufacturing. Unemployment fell from 7.3% to 6.6% between March 1993 and March 1994. Ohio is more reliant on manufacturing jobs, 22% of all jobs, than is the U.S. as a whole (17%).

              The State of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The State is effectively prohibited by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order State agencies to operate within their means. The State carries out most of its operations through the General Revenue Fund ("GRF") which receives general state revenues not otherwise dedicated. General Fund revenues are derived mainly from personal income and sales taxes and corporate franchise taxes. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.


              The general appropriations act for the 1994-95 biennium was signed by the Governor on July 1, 1993. This act appropriated $30.7 billion for GRF purposes. Appropriations the first fiscal year of the biennium were approximately 9.2% above those for fiscal year 1993 while those for the second year were approximately 6.6% higher than those for fiscal year 1994. These additional appropriations were mainly for increased costs in most State financed programs such as education, Medicaid, mental health and corrections. During the 1991-1993 biennium, the national economic downturn required a $200 million transfer from the Budget Stabilization Fund to the GRF. As fiscal year 1992 progressed, reduced tax collections led to a revenue shortfall. This, in combination with additional expenditures, produced a budget deficit. The State addressed this deficit through a combination of budget cuts, tax payment accelerations and a depletion of the Budget Stabilization Fund. A fiscal year 1993 gap of $520 million was covered through a combination of a tax increase and a reduction in appropriations. The fiscal year 1994 budget was balanced, and the State's General Revenue Fund had an ending balance of $560 million.



              Local school districts in Ohio receive a major portion of their operating monies from State subsidies, but are dependent upon local taxes for significant portions of their budgets.
         School districts may submit for voter approval income taxes on the district income of individuals and estates. To date, this income tax has been approved in 120 of the State's 600+ local school districts. A small number of local school districts have in any year required emergency advances from the State under a prior program in order to avoid year-end deficits. Forty-four school districts borrowed $68.6 million in fiscal year 1992 and 27 districts borrowed $94.5 million in 1993, including Cleveland, which borrowed $75 million. Twenty-eight districts borrowed $41.1 million in fiscal year 1994. Schools were affected by budget-balancing expenditure reductions discussed above.


     Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. A trial court recently concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. At this time, it is not possible to determine either the outcome or the financial burden which an unfavorable decision would have on either the State's or the local school districts' financial health.



     Resolutions have been introduced in both houses of the General Assembly that would submit at the November 1995 election constitutional amendments relating to State debt. One amendment would authorize, among other things, the issuance of State general obligation debt for a variety of purposes and without additional vote of the people to the extent that debt service on all State general obligation debt and GRF-supported obligations would not exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether any of the proposed amendments will in fact be submitted, or, if submitted, approved by the electors.



OBLIGATIONS OF PUERTO RICO, VIRGIN ISLANDS AND GUAM (THE TERRITORIES). To the extent indicated in the Prospectus, each Portfolio may invest in the obligations of the Territories. California, Massachusetts, New York and Ohio obligations, and the obligations in which the National Portfolio is permitted to invest, also include obligations of the governments of the Territories to the extent that these obligations are exempt from the respective state's personal income taxes. Accordingly, the Portfolios may be adversely affected by local political and economic conditions and developments within the Territories affecting the issuers of such obligations.



 Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services (47%), government (22%) and manufacturing (16.4%). These three sectors represent 39%, 11% and 39%, respectively, of the gross domestic product. The service sector is the fastest growing, while the government and manufacturing sectors have been stagnant for the past five years. This decline was broad based among all manufacturing industries. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. The February, 1995 unemployment rate was 12.5%, down from 16% for 1994.



     The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the Federal government. Most Federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan, Section 936 of the Code was amended to provide for two alternative limitations to the Section 936 tax credit. The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in period starting at 60% of the allowable credit. The second option is a wage and depreciation based credit.
 The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that these modifications will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by a Portfolio. Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November, 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. The measure was defeated, with 48.5% voting to remain a Commonwealth, 46% voting for statehood and 4% voting for independence. Retaining Commonwealth status will leave intact the current relationship with the Federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election.


     The United States Virgin Islands (USVI) are located approximately 1,100 miles east-southeast of Miami and are made up of St. Croix, St. Thomas and St. John. Population, after reaching a peak of 110,800 in 1985, declined to 101,809 in 1990. The economy is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. As of April, 1993, unemployment stood at 2.7%. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.


     An important component of the USVI revenue base is the Federal excise tax on rum exports. Tax revenues rebated by the Federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues.
 Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI experienced budget deficits in fiscal years 1989 and 1990: in 1989 due to wage settlements with the unionized government employees, and in 1990 as a result of Hurricane Hugo. The USVI recorded a small surplus in fiscal year 1991. At the end of fiscal 1992, the last year for which results are available, the USVI had an unreserved General Fund deficit of approximately $8.31 million, or approximately 2.1% of expenditures. In order to close a forecasted fiscal 1994 revenue gap of $45.6 million, the Department of Finance has proposed several tax increases and fund transfers. There is currently no rated, unenhanced Virgin Islands debt outstanding.



     Guam, an unincorporated U.S. territory, is located 1,500 miles southeast of Tokyo. Population, 133,000 in 1990, is up 26% from the 1980 census level.
 The U.S. military is a key component of Guam's economy. The Federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to support these personnel. Guam is expected to benefit from the closure of the Subic Bay Naval Base and the Clark Air Force Base in the Philippines. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. Unemployment was 3.2% in 1991. For 1994, the financial position of Guam has weakened further as it incurred an unaudited General Fund operating deficit. The administration has taken steps to improve its financial position; however there are no guarantees than an improvement will be realized. Guam's general obligation debt is rated Baa by Moody's.


OTHER OBLIGATIONS OF PARTICULAR TYPES OF ISSUERS. See "The Portfolios' Investments -- Types of Municipal Obligations" in the Funds' Prospectus for additional information. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible Federal legislation limiting the rates of increase of hospital charges.

     Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

     Pollution control and other industrial development bonds are issued by state or local agencies to finance various projects, including those of domestic steel producers, and may be backed solely by agreements with such companies. Domestic steel companies are expected to suffer the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as those imposed by anti-pollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings and this period of rationalization may not end until further legislative protection is provided through tariff price supports or mandatory import quotas, such as those recently enacted for certain specialty steel products.

     Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

                                                       APPENDIX B

                        CMIA NATIONAL MUNICIPALS ACCOUNT
                           TAX EQUIVALENT YIELD TABLE

      The table shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 4% to 7% under the regular Federal income tax laws that apply to 1995.

                                       Combined
                                        Federal
             (Taxable Income*)            and                         TAX-EXEMPT YIELD
   ----------------------------------- State tax --------------------------------------------------------------
   Single Return      Joint Return      Bracket+  4%       4.5%     5%       5.5%     6%       6.5%     7%
   ----------------------------------- --------  --------------------------------------------------------------
                                                             Fully-Taxable Yield

  Up to $ 23,350      Up to $ 39,000     15.00%   4.71%    5.29%     5.88%    6.47%    7.06%   7.65%    8.24%
$ 23,351- 56,550      $ 39,001- 94,250   28.00    5.56     6.25      6.94     7.64     8.33    9.03     9.72
$ 56,551-117,950      $ 94,251-143,600   31.00    5.80     6.52      7.25     7.97     8.70    9.42    10.14
$117,951-256,500      $143,601-256,500   36.00    6.25     7.03      7.81     8.59     9.38   10.16    10.94
   Over $256,500         Over $256,500   39.60    6.62     7.45      8.28     9.11     9.93   10.76    11.59


Yields shown are for illustration purposes only and are not meant to represent the Account's actual yield.

*Net amount subject to Federal personal income tax after deductions and exemptions.

Note: The above-indicated Federal Income Tax Brackets do not take into account the effect of a reduction in the deductibility of Itemized Deductions for taxpayers with Adjusted Gross Income in excess of $114,700, nor the effects of phaseout of personal exemptions for single and joint filers with Adjusted Gross Incomes in excess of $114,700 and $172,050, respectively. The effective top marginal Federal income tax brackets of taxpayers over ranges of income subject to these reductions or phaseouts will be higher than indicated above.


Of course, no assurance can be given that CMIA National Municipals Account will achieve any special tax exempt yield. While it is expected that a substantial portion of the interest income received by the Portfolio and allocated to the Account and subsequently distributed to the Account's shareholders will be exempt from the regular Federal income tax, portions of such distributions from time to time may be subject to such tax. This table does not take into account state or local taxes, if any, payable on Account distributions. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                        CMIA CALIFORNIA MUNICIPALS ACCOUNT
                            TAX EQUIVALENT YIELD TABLE

     The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the 1995 regular Federal income tax rates and California State income tax laws and tax rates applicable for 1994. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                       Combined
                                       Federal             A Federal and California State
   Single Return      Joint Return      and CA                    tax exempt yield of
   ----------------------------------- State tax --------------------------------------------------------------
            (Taxable Income*)           bracket+  4%       4.5%     5%       5.5%     6%       6.5%     7%
   ----------------------------------- --------  --------------------------------------------------------------
                                                         Is equivalent to a fully taxable yield of:
  Up to $ 23,350      Up to $ 39,000     20.10%   5.01%    5.63%    6.26%    6.88%    7.51%    8.14%    8.76%
$ 23,351- 56,550    $ 39,001- 94,250     34.70    6.13     6.89     7.66     8.42     9.19     9.95    10.72
$ 56,551-117,950   $ 94,251-143,600      37.90    6.44     7.25     8.05     8.86     9.66    10.47    11.27
$117,951-256,500   $143,601-256,500      43.04    7.02     7.90     8.78     9.66    10.53    11.41    12.29
   Over $256,500      Over $256,500      46.24    7.44     8.37     9.30    10.23    11.16    12.09    13.02

Yields shown are for illustration purposes only and are not meant to represent the Account's actual yield.

*Net amount subject to Federal and California personal income tax after deductions and exemptions.

+The combined tax rates for the tax brackets shown in the left hand columns are calculated using the highest California State rate applicable at the upper portion of these brackets and assume that taxpayers deduct California State income taxes paid on their Federal income tax returns. An investor with taxable income within these brackets may have a lower combined tax rate than the combined rate shown. Investors who do not itemize deductions on their Federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of the above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including California State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Incomes in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that CMIA California Municipals Account will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular Federal income tax and California personal income taxes, other income received by the Portfolio and allocated to the Account may be taxable. The table does not take into account state or local taxes, if any, payable on Account distributions except for California personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                      CMIA MASSACHUSETTS MUNICIPALS ACCOUNT
                            TAX EQUIVALENT YIELD TABLE

     The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and Massachusetts state income tax laws and tax rates applicable for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                       Combined
                                        Federal           A Federal and Massachusetts State
     Single Return      Joint Return    and MA                    tax exempt yield of:
   -----------------  ---------------- State tax --------------------------------------------------------------
              (Taxable Income*)         bracket+  4%       4.5%     5%       5.5%     6%       6.5%     7%
   ----------------------------------- --------  --------------------------------------------------------------
                                                         Is equivalent to a fully taxable yield of:
     Up to $ 23,350     Up to $ 39,000   25.20%   5.35%    6.02%    6.68%    7.35%    8.02%    8.69%    9.36%
   $ 23,351- 56,550   $ 39,001- 94,250   36.64    6.31     7.10     7.89     8.68     9.47    10.26    11.05
   $ 56,551-117,950   $ 94,251-143,600   39.28    6.59     7.41     8.23     9.06     9.88    10.70    11.53
   $117,951-256,500   $143,601-256,500   43.68    7.10     7.99     8.88     9.77    10.65    11.54    12.43
      Over $256,500      Over $256,500   46.85    7.53     8.47     9.41    10.35    11.29    12.23    13.17


Yields shown are for illustration purposes only and are not meant to represent the Account's actual yield.

*Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.

+The combined tax rates include a Massachusetts tax rate of 12% applicable to taxable bond interest and dividends, and assume that Massachusetts taxes are itemized deductions for Federal income tax purposes. Investors who do not itemize deductions on their Federal Income Tax Return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of the above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including Massachusetts state income taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Incomes in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that CMIA Massachusetts Municipals Account will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular Federal income tax and Massachusetts personal income taxes, other income received by the Portfolio and allocated to the Account may be taxable. The table does not take into account state or local taxes, if any, payable on Account distributions except for Massachusetts personal income taxes. It should also be noted that the interest earned on certain "private activity" Massachusetts obligations issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                           CMIA NEW YORK MUNICIPALS ACCOUNT
                               TAX EQUIVALENT YIELD TABLE

     The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and New York State and New York City income tax laws in effect for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                    Combined
                                    Federal,          A Federal, New York State and
                                    NY State        New York City tax exempt yield of
  Single Return      Joint Return     & NY    --------------------------------------------------------------
-----------------  ---------------- City tax
           (Taxable Income*)         bracket+  4%       4.5%     5%       5.5%     6%       6.5%     7%
----------------------------------- --------  --------------------------------------------------------------
                                                      Is equivalent to a fully taxable yield of:
  Up to $ 23,350     Up to $ 39,000   25.19%   5.35%    6.01%    6.68%    7.35%    8.02%    8.69%    9.36%
$ 23,351- 56,550   $ 39,001- 94,250   36.64    6.31     7.10     7.89     8.68     9.47    10.26    11.05
$ 56,551-117,950   $ 94,251-143,600   39.32    6.59     7.42     8.24     9.06     9.89    10.71    11.54
$117,951-256,500   $143,601-256,500   43.71    7.11     7.99     8.88     9.77    10.66    11.55    12.44
   Over $256,500      Over $256,500   46.88    7.53     8.47     9.41    10.35    11.29    12.24    13.18


Yields shown are for illustration purposes only and are not meant to represent the Account's actual yield.

*Net amount subject to Federal, New York State and New York City personal income tax (including New York City personal income tax surcharges) after deductions and exemptions.

+The combined tax rates for the two lowest Federal income brackets are calculated using the highest State rate (7.59375% effective annualized State tax rate based on a rate of 7.875% for the first 3 months of the 1995 tax year and 7.5% for the remaining 9 months) and the highest City rate applicable at the upper portion of that bracket. Therefore, an investor with taxable income below the highest dollar amount in the two lowest brackets may have a lower combined tax rate than the combined rate shown for that bracket. The applicable State and City rates are at their maximum (7.59375% and 4.457%, respectively) throughout all other brackets.

     The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and New York State income tax laws in effect for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.

                                    Combined
                                    Federal            A Federal and New York State
                                     and NY                tax exempt yield of:
  Single Return      Joint Return    State   --------------------------------------------------------------
-----------------  ----------------   tax
           (Taxable Income*)         bracket+  4%       4.5%     5%       5.5%     6%       6.5%     7%
----------------------------------- --------  --------------------------------------------------------------
                                       Is equivalent to a fully taxable yield of:
  Up to $ 23,350     Up to $ 39,000   21.45%   5.09%    5.73%    6.37%    7.00%    7.64%    8.28%    8.91%
$ 23,351- 56,550   $ 39,001- 94,250   33.47    6.01     6.76     7.52     8.27     9.02     9.77    10.52
$ 56,551-117,950   $ 94,251-143,600   36.24    6.27     7.06     7.84     8.63     9.41    10.19    10.98
$117,951-256,500   $143,601-256,500   40.86    6.76     7.61     8.45     9.30    10.15    10.99    11.84
   Over $256,500      Over $256,500   44.19    7.17     8.06     8.96     9.85    10.75    11.65    12.54

Yields shown are for illustration purposes only and are not meant to represent the Account's yield.

* Net amount subject to Federal and New York State and personal income tax after deductions and exemptions.

+ The combined tax rate for the lowest Federal income brackets shown in the left column is calculated using the highest State rate (7.59375% effective annualized State tax rate based on a rate of 7.875% for the first 3 months of the 1995 tax year and 7.5% for the remaining 9 months) applicable at the upper portion of that bracket. Therefore, an investor with taxable income below the highest dollar amount in the lowest bracket may have a lower combined tax rate than the combined rate shown for that bracket. The applicable State rate is the maximum rate, 7.59375%, throughout all other brackets.

Note: Of course, no assurance can be given that CMIA New York Municipals Account will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular Federal income tax and New York State and New York City personal income taxes, other income received by the Portfolio and allocated to the Account may be taxable. The table does not take into account state or local taxes, if any, payable on Account distributions except for New York State and New York City personal income taxes. It should also be noted that the interest earned on certain "private activity bonds" issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax.

The above-indicated combined Federal and New York State/City income brackets assume State and City taxes are itemized Deductions and do not take into account the effect of a reduction in the deductibility of Itemized Deductions (including New York State and City Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700, nor do they reflect phaseout of personal exemptions for single and joint filers with Adjusted Gross Income in excess of $114,700 and $172,050, respectively. The effective combined tax brackets and equivalent taxable yields of taxpayers who do not itemize or who are subject to such limitations will be higher than those indicated above. In addition, investors who do not itemize deductions on their Federal income tax returns will have higher combined brackets and equivalent taxable yields than indicated above. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credit that may be available.

The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                         CMIA OHIO MUNICIPALS ACCOUNT
                          TAX EQUIVALENT YIELD TABLE


     The table below shows the effect of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and Ohio State income tax laws and tax rates applicable for 1995. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding from 4% to 7%.


                                    Combined
                                     Federal                 A Federal and Ohio State
  Single Return      Joint Return   and Ohio                    tax exempt yield of
-----------------  ---------------- State tax --------------------------------------------------------------
           (Taxable Income*)         bracket+  4%       4.5%     5%       5.5%     6%       6.5%     7%
----------------------------------- --------  --------------------------------------------------------------
                                                      Is equivalent to a fully taxable yield of:
  Up to $ 23,350     Up to $ 39,000   18.79%   4.93%    5.54%    6.16%    6.77%    7.39%    8.00%    8.62%
$ 23,351- 56,550   $ 39,001- 94,250   32.28    5.91     6.64     7.38     8.12     8.86     9.60    10.34
$ 56,551-117,950   $ 94,251-143,600   35.76    6.23     7.01     7.78     8.56     9.34    10.12    10.90
$117,951-256,500   $143,601-256,500   40.80    6.76     7.60     8.45     9.29    10.14    10.98    11.82
   Over $256,500      Over $256,500   44.13    7.16     8.05     8.95     9.84    10.74    11.63    12.53


Yields shown are for illustration purposes only and are not meant to represent the Account's actual yield.

*Net amount subject to Federal and Ohio personal income tax after deductions and exemptions.

+The combined tax rates for the tax brackets shown in the left hand columns are calculated using the highest Ohio State rate applicable at the upper portion of these brackets and assume that taxpayers deduct Ohio State income taxes paid on their Federal income tax returns. Investors who do not itemize deductions on their Federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above.

Note: The Federal Income Tax portion of the above-indicated combined income tax brackets does not take into account the effect of a reduction in the deductibility of Itemized Deductions (including Ohio State Income Taxes) for taxpayers with Adjusted Gross Income in excess of $114,700. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with Adjusted Gross Incomes in excess of $114,700 and joint filers with Adjusted Gross Income in excess of $172,050. The effective tax brackets and equivalent taxable yields of such taxpayers will be higher than those indicated above.

Of course, no assurance can be given that CMIA Ohio Municipals Account will achieve any specific tax exempt yield. While it is expected that the Portfolio will invest principally in obligations, the interest from which is exempt from the regular Federal income tax and Ohio personal income taxes, other income received by the Portfolio and allocated to the Account may be taxable. The table does not take into account state or local taxes, if any, payable on Account distributions except for Ohio personal income taxes. It should also be noted that the interest earned on certain "private activity" Ohio obligations issued after August 7, 1986, while exempt from the regular Federal income tax, is treated as a tax preference item which could subject the recipient to the Federal alternative minimum tax. The illustrations assume that the Federal alternative minimum tax is not applicable and do not take into account any tax credits that may be available.


The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above.

                    CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.

                             PART C - OTHER INFORMATION


         ITEM 24.  Financial Statements and Exhibits.

              (a)  Financial Statements. +


                   (1)  Included in Part A:


                   Financial Highlights for CMIA National Municipals Account ("National Account"), CMIA California Municipals Account ("California Account"), CMIA Massachusetts Municipals Accounts ("Massachusetts Account"), CMIA New York Municipals Account ("New York Account"), CMIA Ohio Municipals Account ("Ohio Account") for the period ended September 30, 1995 (audited).


                   (2) Included in Part B with respect to National Account, California Account, Massachusetts Account, New York Account and Ohio Account:


                   Statement of Net Assets as of September 30, 1995 Statement of Operations for the period ended
                        September 30, 1995
                   Statement of Changes in Net Assets for the period
                        ended September 30, 1995
                   Financial Highlights for the period from October 3,
                        1994 (inception) to September 30, 1995
                   Notes to Financial Statements as of September 30, 1995 Auditors' Report

              (b)  Exhibits

                   1.     Articles of Incorporation*

                   1.1    Amendment to Articles of Incorporation****

                   1.2    Amended and Restated Articles of
                          Incorporation*****

                   2.     By-Laws*

                   3.     Not Applicable

                   4.     Share Certificate*

                   5. Amendment to Investment Advisory Agreement between the Registrant, on behalf of each series (except the Municipal Accounts), and G.R. Phelps & Co., Inc. to add LifeSpan Accounts****

                   5.1. Subadvisory Agreement among the Registrant, on behalf of respective LifeSpan Account, G.R. Phelps & Co., Inc. and the respective Subadvisor and schedule of omitted substantially similar documents****

                   6. Underwriting Agreement between Registrant and G.R. Phelps & Co., Inc.*

                   6.1. Amendment (Municipal Accounts) to Amended Underwriting Agreement between Registrant and G.R. Phelps & Co., Inc.***

                   6.2. Amendment (LifeSpan Accounts) to Amended Underwriting Agreement between Registrant and G.R. Phelps & Co., Inc.****

                   6.3.   Dealer Agreement with G.R. Phelps & Co., Inc.*

                   6.4. Underwriting Agreement between Registrant and Connecticut Mutual Financial Services,
                          L.L.C.*****

                   7.     Not Applicable

                   8. Form of Master Custodian Agreement between Registrant and Investors' Bank & Trust Company***

                   8.1. Amendment (LifeSpan Accounts) to Custodian Agreement between Registrant and State Street Bank and Trust Company****

                   9. Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Co.*

                   9.1. Amendment (Municipal Accounts) to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Co.***

                   9.2. Amendment (LifeSpan Accounts) to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Co.****

                   9.3.   Form of Subscription Agreement among G.R.
                          Phelps & Co., Inc., the Registrant, on behalf of CMIA National Municipals Account, National Tax Free Portfolio and Eaton Vance Management***

                   9.4.   Form of Subscription Agreement among G.R.
                          Phelps & Co., Inc., the Registrant, on behalf of CMIA California Municipals Account, California Tax Free Portfolio and Eaton Vance Management***

                   9.5.   Form of Subscription Agreement among G.R.
                          Phelps & Co., Inc., the Registrant, on behalf of CMIA Massachusetts Municipals Account,
                          Massachusetts Tax Free Portfolio and Eaton Vance Management***

                   9.6.   Form of Subscription Agreement among G.R.
                          Phelps & Co., Inc., the Registrant, on behalf of CMIA New York Municipals Account, New York Tax Free Portfolio and Eaton Vance Management***

                   9.7.   Form of Subscription Agreement among G.R.
                          Phelps & Co., Inc., the Registrant, on behalf of CMIA Ohio Municipals Account, Ohio Tax Free Portfolio and Eaton Vance Management***

                   9.8. Form of Administrative Services Agreement between Registrant, on behalf of CMIA National Municipals Account, and G.R. Phelps & Co., Inc.***

                   9.9. Form of Administrative Services Agreement between the Registrant, on behalf of CMIA California Municipals Account, and G.R. Phelps & Co., Inc.***

                   9.10. Form of Administrative Services Agreement between the Registrant, on behalf of CMIA Massachusetts Municipals Account, and G.R. Phelps & Co., Inc.***

                   9.11. Form of Administrative Services Agreement between the Registrant, on behalf of CMIA New York Municipals Account, and G.R. Phelps & Co., Inc.***

                   9.12. Form of Administrative Services Agreement between the Registrant, on behalf of CMIA Ohio Municipals Account, and G.R. Phelps & Co., Inc.***

                   10.    Opinion and Consent of Counsel**

                   10.1.  Consent of Counsel in California and New York***

                   10.2.  Consent of Counsel in Ohio***

                   11.1.  Consent of Independent Public Accountants+

                   11.2.  Consent of Independent Public Accountants++


                   12.    1995 Annual Report to Shareholders+

                   13.    Not Applicable

                   14.    Not Applicable

                   15.    Form of CMIA National Municipals Account
                          Rule 12b-1 Plan***

                   15.1. Form of CMIA California Municipals Account Rule 12b-1 Plan***

                   15.2. Form of CMIA Massachusetts Municipals Account Rule 12b-1 Plan***

                   15.3. Form of CMIA New York Municipals Account Rule 12b-1 Plan***

                   15.4.  Form of CMIA Ohio Municipals Account Rule 12b-1
                          Plan***

                   15.5. Class A Rule 12b-1 Distribution Plans for the respective Accounts and Schedule of Substantially Similar Omitted Documents****

                   15.6. Class B Rule 12b-1 Distribution Plan for the respective Accounts and Schedule of Substantially Similar Omitted Documents******

                   16.    Schedule of Computation for Performance
                          Quotations (CMIA Municipal Accounts)***

                   17.    Financial Data Schedule+


                   18. Rule 18f-3 Multiple Class Plan for the respective Accounts and Schedule of Substantially Similar Omitted Documents*****

                   19.    Powers of Attorney***

         ____________

                +  Filed herewith.
               ++  To be filed by amendment.
                * Previously filed as exhibit to Registrant's Registration Statement and incorporated by reference herein.
               **  Filed with Registrant's Rule 24f-2 Notice.
              *** Previously filed with post-effective amendment no. 19 to the Registration Statement (File No. 2-75276) (the "Registration Statement") on July 27, 1994 and incorporated by reference herein.

             **** Previously filed with post-effective amendment No. 20 to the Registration Statement on February 10, 1995 and incorporated by reference herein.


           ****** Previously filed with post-effective amendment no. 22 to the Registration Statement on July 27, 1995 and incorporated by reference herein.

        ITEM 25.  Persons Controlled by or Under Common Control with
                   Registrant.

              The chart that follows indicates those entities owned directly or indirectly by Connecticut Mutual Life Insurance Company at December 31, 1995.


                      CONNECTICUT MUTUAL LIFE INSURANCE COMPANY
                                    SUBSIDIARIES
                                   AS OF 10/31/95


         CM ADVANTAGE, INC.: This is a Connecticut corporation incorporated February 27, 1984. Its business is acting as general partner in real estate limited partnerships. DHC, Inc. owns all the outstanding stock.


         CM ASSURANCE COMPANY: This is a Connecticut corporation incorporated July 23, 1986 (CM Insurance Company) and renamed December 15, 1987. Type of business - life insurance, endowments, annuities, accident, disability and health insurance. Connecticut Mutual owns all the stock.


         CM BENEFIT INSURANCE COMPANY: This is a Connecticut corporation incorporated April 22, 1986 as CM Pension Insurance Company and renamed CM Benefit Insurance Company on December 15, 1987. Type of business - life insurance, endowments, annuities, accident, disability and health insurance. Connecticut Mutual owns all the stock.


         CM INSURANCE SERVICES, INC.: A Connecticut corporation incorporated July 20, 1981 as DIVERSIFIED INSURANCE SERVICES OF AMERICA, INC. and renamed as CM Insurance Services, Inc. on
         June 23, 1992. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. DHC, Inc. owns all the issued and outstanding stock.


         CM INSURANCE SERVICES, INC. (ARKANSAS): An Arkansas corporation incorporated January 11, 1982 as Diversified Insurance Services Agency of America and renamed CM Insurance Services, Inc. on

         October 19, 1992. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies.
         CM Insurance Services, Inc. owns all of the issued and outstanding common stock.


         CM INSURANCE SERVICES, INC. (TEXAS): A Texas corporation incorporated April 16, 1982 and renamed CM Insurance Services, Inc. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. controls 100 shares (100%) of the issued and outstanding common stock through a voting trust.


         CM INTERNATIONAL, INC.: A Delaware corporation incorporated July 25, 1985. Type of business - holding a mortgage pool and issuance of collateralized mortgage obligations. DHC, Inc. owns all the outstanding stock.


         CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.: This is a Maryland corporation incorporated December 9, 1981 as Connecticut Mutual Liquid Account, Inc. It is a diversified open-end management investment company. As of 3/31/94, Connecticut Mutual and its various subsidiaries owned approximately 30% of its shares.


         CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.: This is a Maryland corporation organized August 17, 1981. It is a diversified open-end management investment company. Shares of the fund are sold only to Connecticut Mutual and its affiliates, primarily CML's Panorama separate account.


         CONNECTICUT MUTUAL FINANCIAL SERVICES, LLC: A Connecticut limited liability corporation formed November 10, 1994. It is a registered broker-dealer. Connecticut Mutual has a 99% ownership interest and CM Strategic Ventures, Inc. has a 1% ownership interest.


         CM LIFE INSURANCE COMPANY: A Connecticut corporation incorporated April 25, 1980. Its business is the sale of life insurance, endowments, annuities, accident, disability and accident and health insurance. Connecticut Mutual owns all the common stock.


         CM PROPERTY MANAGEMENT, INC.: A Connecticut corporation incorporated December 27, 1976 as URBCO, Inc., and renamed CM Property Management, Inc. on October 7, 1991. Type of business - Real estate holding company. DHC, Inc. owns all the stock.


         CM STRATEGIC VENTURES, INC.: A Connecticut corporation incorporated October 26, 1987. It acts as general partner in limited partnerships. All outstanding stock is held by G.R. Phelps & Co., Inc.

         CM TRANSNATIONAL S.A.: A Luxembourg corporation incorporated July 8, 1987. Type of business - life insurance endowments and annuity contracts. Connecticut Mutual owns 99.7% and DHC, Inc. owns the remaining 0.3% of outstanding stock.


         CML INVESTMENTS I CORP.: A Delaware corporation incorporated December 26, 1991. This Company is organized to authorize, co-issue, sell and deliver jointly with CML Investments I L.P. bonds, notes or other obligations secured by primarily non-investment grade corporate debt obligations and other collateral. CML Investments I L.P. owns all of the outstanding stock (State House I Corp. is the General Partner of CML Investments I L.P.).


         DHC, INC.: A Connecticut corporation incorporated December 27, 1976. Type of business - holding company. Connecticut Mutual owns all the stock.


         DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA
         OHIO): An Ohio corporation incorporated March 18, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. holds 100 shares (100%) of the issued and outstanding Class B (non-voting) common. In addition, it controls 1 share (100%) of the issued and outstanding Class A (voting) common through a voting trust.


         DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA MASSACHUSETTS): A Massachusetts corporation incorporated
         March 18, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding stock.


         DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA ALABAMA): An Alabama corporation incorporated January 21, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding stock.


         DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA NEW
         YORK):  A New York corporation incorporated January 20, 1982.
         Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding common stock.


         DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA HAWAII): A Hawaii corporation incorporated January 13, 1982.
         Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding common stock.



         G.R. PHELPS & CO., INC.: A Connecticut corporation incorporated December 27, 1976 as AGCO, Inc., renamed Connecticut Mutual Financial Services, Inc. on February 10, 1981, renamed again to G.R. Phelps & Co. on May 31, 1989. Type of business - broker/ dealer and investment adviser. DHC, Inc. owns all the outstanding stock.



         STATE HOUSE I CORPORATION: A Delaware corporation incorporated December 26, 1991. This Company is organized to (a) act as a general partner of CML Investments I L.P. which will authorize, issue, sell and deliver, both by itself and jointly with CML Investments I Corp. bonds, notes or other obligations secured by primarily non-investment grade corporate debt obligations;
         (b) to act as general partner of State House I L.P. which will hold a limited partnership interest in CML Investments I L.P. DHC, Inc. owns all of the outstanding stock.



         SUNRIVER PROPERTIES, INC. - SHELL CORPORATION: This is an Oregon corporation incorporated February 8, 1965. It is not actively engaged in any business. However, its name is a valuable asset which is associated with a development project in which CML has a substantial interest. Connecticut Mutual owns all the outstanding stock.



         URBAN PROPERTIES INC.: A Delaware corporation incorporated March 30, 1970. Type of business - general partner in limited partnerships, real estate holding and development company. DHC, Inc. owns all the outstanding stock.


         ITEM 26.  Number of Holders of Securities.


                                                   Number of Record Holders
              Title of Class                        as of September 30, 1995
         ---------------------------------        --------------------------


         Connecticut Mutual Liquid Account                    4,867
         Connecticut Mutual Government
           Securities Account                                 2,724
         Connecticut Mutual Income Account                    1,842
         Connecticut Mutual Total Return Account             14,045
         Connecticut Mutual Growth Account                    6,909
         CMIA National Municipals Account                       128
         CMIA California Municipals Account                       7
         CMIA Massachusetts Municipals Account                    8
         CMIA New York Municipals Account                        26
         CMIA Ohio Municipals Account                            32
         CMIA LifeSpan Capital Appreciation Account             303


                                           C-8



         CMIA LifeSpan Balanced Account                         208
         CMIA LifeSpan Diversified Income Account                56
                                                           --------------
              Total Holders of Securities                    31,155
                                                           =============


         ITEM 27.  Indemnification.

              Reference is made to Article VI of By-laws filed with Post-Effective Amendment Number 13.

         ITEM 28.  Business and Other Connections of Investment Adviser.


              Not applicable.


         ITEM 29.  Principal Underwriters.

              Registrant's distributor, Connecticut Mutual Financial Services, L.L.C. ("CMFS") is a wholly owned subsidiary of DHC, Inc. which in turn is a wholly owned subsidiary of Connecticut Mutual Life Insurance Company ("CML"). CMFS is the principal underwriter for Panaroma Separate Account, a registered investment company which is a separate account of CML and for Panorama Plus Separate Account, a registered investment company which is a separate account of CML each offering individual variable annuity contracts and the investment adviser to Connecticut Mutual Financial Services Series Fund I, Inc., a registered open-end investment company whose shares are offered to Panorama Separate Account and Panorama Plus Separate Account and not to the public. CMFS also serves as a broker/dealer in the sales of limited partnership interests, mutual fund shares and other investment vehicles for which it is not the principal underwriter.

              The Directors and principal officers of CMFS and their principal occupations during the last two years are as follows:

                               Position with     Principal Occupation
              Name                 CMFS          (and other positions)
         --------------------- -------------  ----------------------------


         J. Brinke Marcucilli*  Director      Senior Vice President and
                                              Chief Financial Officer, CML;
                                              Vice President and Chief
                                              Financial Officer, Agency
                                              Group of the Providian
                                              Corporation (1987-1994)

         Donald H. Pond, Jr.*   Director and
                                President     Executive Vice President, CML




         David E. Sams, Jr.*    Director      President and Chief Executive
                                              Officer, CML (1993-Present);
                                              President and Chief Executive
                                              Officer - Agency Group
                                              Capital Holdings Corporation,
                                              Louisville, KY (1987-1993)

         Emilia Bruno*          Treasurer     Assistant Vice President, CML

         Ann F. Lomeli*         Secretary     Counsel and Secretary, CML


         * Principal Business Address is 140 Garden Street, Hartford Connecticut 06154.


         ITEM 30.  Location of Accounts and Records.


              Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodians, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111 (with respect to the CMIA Municipal Accounts Only) and State Street Bank and Trust Company,
         225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, NFDS, 1005 Baltimore, 5th Floor, Kansas City, MO 64105, with the exception of certain portfolio trading documents (with respect to CMIA Municipal Accounts only) which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant's financial ledgers and other corporate records are maintained at its offices at 140 Garden Street, Hartford, CT 06154. Registrant is informed that all applicable accounts, books and documents (with respect to CMIA Municipal Accounts only) required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.


         ITEM 31.  Management Services.

              Not applicable.

         ITEM 32.  Undertakings.

              (a)  Not applicable.


              (b)  Not applicable.


              (c) The Company will furnish each person to whom a prospectus is delivered with a copy of the Company's latest annual report to shareholders, upon request and without charge.

              (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, as it relates to the assistance to be rendered to shareholders with respect to the call of a meeting to replace a director.

                                     SIGNATURES


              Pursuant to the requirements of the Securities Act of 1933 the Registrant certifies that it has caused this Post-Effective Amendment No. 26 to the Registration Statement ("PEA No. 26") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 27th day of November, 1995.

                                       CONNECTICUT MUTUAL INVESTMENT
                                       ACCOUNTS, INC.


                                       By: *Donald H. Pond, Jr.
                                          --------------------------
                                            Donald H. Pond, Jr.
                                            President


              Pursuant to the requirements of the Securities Act of 1933, this PEA No. 26 has been signed below by the following persons in the capacities and on the date indicated.



                Signature                   Title                  Date
           --------------------       ----------------------     --------


          *Donald H. Pond, Jr.         President and Director
          ---------------------------  (Principal Executive
           Donald H. Pond, Jr.         Officer)

          *Richard Hixon Ayers         Director
          ---------------------------
           Richard Hixon Ayers

          *David Ellis Adams Carson    Director
          ---------------------------
           David Ellis Adams Carson

          *Richard Warren Greene       Director
          ---------------------------
           Richard Warren Greene

          *Beverly Lannquist Hamilton  Director
          ---------------------------
           Beverly Lannquist Hamilton

          *David E. Sams, Jr.          Director
          ---------------------------
           David E. Sams, Jr.

          *Linda M. Napoli             Treasurer
          ---------------------------
           Linda M. Napoli             (Principal Financial
                                       and Accounting Officer)


         *By: /s/ Michael A. Chong     Attorney-in-fact        November 27, 1995
         ---------------------------
             Michael A. Chong


                                     SIGNATURES


              New York Municipals Portfolio has duly caused this Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of November, 1995.

                                            NEW YORK MUNICIPALS PORTFOLIO


                                            By:    /s/ Thomas J. Fetter
                                                --------------------------
                                                  Thomas J. Fetter
                                                  President

              This Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                 Title                    Date

         /s/ Thomas J. Fetter       President (Chief
         ---------------------      Executive Officer)       November 27, 1995
         Thomas J. Fetter

         /s/ James L. O'Connor      Treasurer and Principal
         -------------------------  Financial and            November 27, 1995
         James L. O'Connor          Accounting Officer

         /s/ Donald R. Dwight*
         -------------------------  Trustee                  November 27, 1995
         Donald R. Dwight

         /s/ James B. Hawkes
         -------------------------  Trustee                  November 27, 1995
         James B. Hawkes

         /s/ Samuel L. Hayes, III*
         -------------------------  Trustee                  November 27, 1995
         Samuel L. Hayes, III

         /s/ Norton H. Reamer*
         -------------------------  Trustee                  November 27, 1995
         Norton H. Reamer

         /s/ John L. Thorndike*
         -------------------------  Trustee                  November 27, 1995
         John L. Thorndike

         /s/ Jack L. Treynor*
         -------------------------  Trustee                  November 27, 1995
         Jack L. Treynor


         *By:  /s/ H. Day Brigham, Jr.
               -----------------------
               H. Day Brigham, Jr.
               As Attorney-in-fact

                                     SIGNATURES


              National Municipals Portfolio has duly caused this Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of November, 1995.

                                            NATIONAL MUNICIPALS PORTFOLIO


                                            By:    /s/ Thomas J. Fetter
                                                 --------------------------
                                                  Thomas J. Fetter
                                                  President

              This Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                 Title                    Date

         /s/ Thomas J. Fetter       President (Chief
         ---------------------      Executive Officer)       November 27, 1995
         Thomas J. Fetter

         /s/ James L. O'Connor      Treasurer and Principal
         -------------------------  Financial and            November 27, 1995
         James L. O'Connor          Accounting Officer

         /s/ Donald R. Dwight*
         -------------------------  Trustee                  November 27, 1995
         Donald R. Dwight

         /s/ James B. Hawkes
         -------------------------  Trustee                  November 27, 1995
         James B. Hawkes

         /s/ Samuel L. Hayes, III*
         -------------------------  Trustee                  November 27, 1995
         Samuel L. Hayes, III

         /s/ Norton H. Reamer*
         -------------------------  Trustee                  November 27, 1995
         Norton H. Reamer

         /s/ John L. Thorndike*
         -------------------------  Trustee                  November 27, 1995
         John L. Thorndike

         /s/ Jack L. Treynor*
         -------------------------  Trustee                  November 27, 1995
         Jack L. Treynor


         *By:  /s/ H. Day Brigham, Jr.
               -----------------------
               H. Day Brigham, Jr.
               As Attorney-in-fact

                                     SIGNATURES


              California Municipals Portfolio has duly caused this Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of November, 1995.

                                            CALIFORNIA MUNICIPALS PORTFOLIO


                                            By:    /s/ Thomas J. Fetter
                                                 --------------------------
                                                  Thomas J. Fetter
                                                  President

              This Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                 Title                    Date

         /s/ Thomas J. Fetter       President (Chief
         ---------------------      Executive Officer)       November 27, 1995
         Thomas J. Fetter

         /s/ James L. O'Connor      Treasurer and Principal
         -------------------------  Financial and            November 27, 1995
         James L. O'Connor          Accounting Officer

         /s/ Donald R. Dwight*
         -------------------------  Trustee                  November 27, 1995
         Donald R. Dwight

         /s/ James B. Hawkes
         -------------------------  Trustee                  November 27, 1995
         James B. Hawkes

         /s/ Samuel L. Hayes, III*
         -------------------------  Trustee                  November 27, 1995
         Samuel L. Hayes, III

         /s/ Norton H. Reamer*
         -------------------------  Trustee                  November 27, 1995
         Norton H. Reamer

         /s/ John L. Thorndike*
         -------------------------  Trustee                  November 27, 1995
         John L. Thorndike

         /s/ Jack L. Treynor*
         -------------------------  Trustee                  November 27, 1995
         Jack L. Treynor


         *By:  /s/ H. Day Brigham, Jr.
               -----------------------
               H. Day Brigham, Jr.
               As Attorney-in-fact

                                     SIGNATURES


              Massachusetts Municipals Portfolio has duly caused this Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of November, 1995.

                                       MASSACHUSETTS MUNICIPALS PORTFOLIO


                                       By:    /s/ Thomas J. Fetter
                                            --------------------------
                                             Thomas J. Fetter
                                             President

              This Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                 Title                    Date

         /s/ Thomas J. Fetter       President (Chief
         ---------------------      Executive Officer)       November 27, 1995
         Thomas J. Fetter

         /s/ James L. O'Connor      Treasurer and Principal
         -------------------------  Financial and            November 27, 1995
         James L. O'Connor          Accounting Officer

         /s/ Donald R. Dwight*
         -------------------------  Trustee                  November 27, 1995
         Donald R. Dwight

         /s/ James B. Hawkes
         -------------------------  Trustee                  November 27, 1995
         James B. Hawkes

         /s/ Samuel L. Hayes, III*
         -------------------------  Trustee                  November 27, 1995
         Samuel L. Hayes, III

         /s/ Norton H. Reamer*
         -------------------------  Trustee                  November 27, 1995
         Norton H. Reamer

         /s/ John L. Thorndike*
         -------------------------  Trustee                  November 27, 1995
         John L. Thorndike

         /s/ Jack L. Treynor*
         -------------------------  Trustee                  November 27, 1995
         Jack L. Treynor


         *By:  /s/ H. Day Brigham, Jr.
               -----------------------
               H. Day Brigham, Jr.
               As Attorney-in-fact

                                     SIGNATURES


              Ohio Municipals Portfolio has duly caused this Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of November, 1995.

                                            OHIO MUNICIPALS PORTFOLIO


                                            By:    /s/ Thomas J. Fetter
                                                 -------------------------
                                                  Thomas J. Fetter
                                                  President

              This Amendment No. 26 to the Registration Statement on Form N-1A of Connecticut Mutual Investment Accounts, Inc. (File No. 2-75276) has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                 Title                    Date

         /s/ Thomas J. Fetter       President (Chief
         ---------------------      Executive Officer)       November 27, 1995
         Thomas J. Fetter

         /s/ James L. O'Connor      Treasurer and Principal
         -------------------------  Financial and            November 27, 1995
         James L. O'Connor          Accounting Officer

         /s/ Donald R. Dwight*
         -------------------------  Trustee                  November 27, 1995
         Donald R. Dwight

         /s/ James B. Hawkes
         -------------------------  Trustee                  November 27, 1995
         James B. Hawkes

         /s/ Samuel L. Hayes, III*
         -------------------------  Trustee                  November 27, 1995
         Samuel L. Hayes, III

         /s/ Norton H. Reamer*
         -------------------------  Trustee                  November 27, 1995
         Norton H. Reamer

         /s/ John L. Thorndike*
         -------------------------  Trustee                  November 27, 1995
         John L. Thorndike

         /s/ Jack L. Treynor*
         -------------------------  Trustee                  November 27, 1995
         Jack L. Treynor


         *By:  /s/ H. Day Brigham, Jr.
               -----------------------
               H. Day Brigham, Jr.
               As Attorney-in-fact

                                    EXHIBIT INDEX



      Exhibit No.                                                  Page No.
     ------------                                                  --------


       11.  Consent of Independent Public Accountants



                All other exhibits to be filed by amendment.

                                                                   Exhibit 11


     We consent to the reference in the registration statement of Connecticut Mutual Investment Accounts, Inc. (1993 Act File No. 2-75276) to us as independent certified public accountants to each of the National Municipals Portfolio, California Municipals Portfolio, Massachusetts Municipals Portfolio, New York Municipals Portfolio, and Ohio Municipals Portfolio, dated November 29, 1995.


Deloitte & Touche LLP
Boston, Massachusetts
November 29, 1995